       AS FILED WITH SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2010.

                                                             FILE NOS. 333-65965
                                                                       811-09003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM N-4
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            Pre-Effective Amendment No.                          [ ]

                           Post-Effective Amendment No. 36                       [X]


                                     and/or

                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                                  Amendment No. 38                               [X]


                        (Check Appropriate Box or Boxes)

                                  ------------

                         VARIABLE ANNUITY ACCOUNT SEVEN
                           (Exact Name of Registrant)

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                               (Name of Depositor)

                               1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
              (Address of Depositor's Principal Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code: (800) 871-2000


                         AMERICAN HOME ASSURANCE COMPANY
                               (Name of Guarantor)

                                175 WATER STREET
                               NEW YORK, NY 10038
              (Address of Guarantor's Principal Offices) (Zip Code)

        Guarantor's Telephone Number, including Area Code: (212) 770-7000


                             MALLARY L. REZNIK, ESQ.
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                               1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
 (Name and Address of Agent for Service for Depositor, Registrant and Guarantor)


Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:


[ ] immediately upon filing pursuant to paragraph (b) of Rule 485



[X] on April 30, 2010 pursuant to paragraph (b) of Rule 485



[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485



[ ] on (date) pursuant to paragraph (a)(1) of Rule 485


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: (i) Units of interest in Variable Annuity Account Seven of SunAmerica Annuity and Life Assurance Company under variable annuity contracts and (ii) guarantee related to insurance obligations under the variable annuity contracts.

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                              PART A -- PROSPECTUS



Incorporated by reference to the Prospectuses as filed under Form N-4, Post-Effective Amendment No. 35 under the Securities Act of 1933 and Amendment No. 37 under the Investment Company Act of 1940, File Nos. 333-65965 and 811-09003, filed on July 23, 2009, Accession No. 0000950123-09-024784.



Supplements dated April 30, 2010 to the Polaris II A-Class, Polaris II Asset Manager and Polaris II A-Class Platinum Series Prospectuses are included in Part A of this Post-Effective Amendment No. 36 under the Securities Act of 1933 and Amendment No. 38 under the Investment Company Act of 1940, File Nos. 333-65965 and 811-09003.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
--------------------------------------------------------------------------------

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                SUPPLEMENT TO THE
                 POLARIS II A-CLASS VARIABLE ANNUITY PROSPECTUS
              POLARIS II ASSET MANAGER VARIABLE ANNUITY PROSPECTUS
                               DATED JULY 27, 2009
--------------------------------------------------------------------------------

THE DATE OF THE PROSPECTUSES HAS BEEN CHANGED TO APRIL 30, 2010. ALL REFERENCES IN THE PROSPECTUSES TO THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION ARE HEREBY CHANGED TO APRIL 30, 2010.

ON MARCH 29, 2010, THE FOLLOWING CHANGE WAS MADE TO THE VARIABLE PORTFOLIO OFFERED IN THE PROSPECTUSES:

The investment manager of the High-Yield Bond will change from SunAmerica Asset Management Corp. to PineBridge Investments LLC.

ON OR ABOUT MAY 1, 2010, THE FOLLOWING CHANGES WILL BE MADE TO THE VARIABLE PORTFOLIOS OFFERED IN THE PROSPECTUSES:

Bank of America, N.A., the indirect parent of Columbia Management Advisors, LLC ("CMA"), is expected to sell a portion of the asset management business to Ameriprise Financial, Inc. Upon the closing of the transaction, the Technology Variable Portfolio, will change investment managers from CMA to RiverSource Investments, LLC ("RiverSource"). RiverSource expects to change its name to Columbia Management Investment Advisers, LLC upon or shortly after the transaction closing. As part of this transaction, the Cash Management Variable Portfolio's investment adviser, CMA, will also change its name to BofA Advisors, LLC.

ON OR ABOUT JUNE 1, 2010, THE FOLLOWING CHANGE WILL BE MADE TO THE VARIABLE PORTFOLIO OFFERED IN THE PROSPECTUSES:

The investment manager of the Growth Opportunities Variable Portfolio will change from Morgan Stanley Investment Management Inc. to Invesco Advisers, Inc.

ON OR ABOUT JUNE 1, 2010, THE FOLLOWING CHANGES WILL BE MADE TO THE VARIABLE PORTFOLIOS OFFERED IN THE POLARIS II A-CLASS PROSPECTUS ONLY:

The Van Kampen LIT Capital Growth, Class II Shares will be renamed to Invesco Van Kampen V.I. Capital Growth Fund, Series II Shares; the Van Kampen LIT Comstock, Class II Shares will be renamed to Invesco Van Kampen V.I. Comstock Fund, Series II Shares and the Van Kampen LIT Growth and Income, Class II Shares will be renamed to Invesco Van Kampen V.I. Growth and Income Fund, Series II Shares. In addition, the investment manager of these Variable Portfolios will change from Van Kampen Asset Management to Invesco Advisers, Inc. and the trust for these Variable Portfolios will be changed from Van Kampen Life Investment Trust to AIM Invesco Variable Insurance Funds (Invesco Variable Insurance Funds). All of these changes are subject to shareholder and other necessary approvals.

THE FOLLOWING REPLACES THE UNDERLYING FUND EXPENSES IN THE FEE TABLE SECTION OF THE PROSPECTUSES:

UNDERLYING FUND EXPENSES (AS OF JANUARY 31, 2010)

TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES             MINIMUM      MAXIMUM
-----------------------------------------------
(expenses that are deducted from Trusts assets,
including management fees, 12b-1 fees, if
applicable, and other expenses)                              0.51%        1.31%

THE FOLLOWING REPLACES THE FOURTH PARAGRAPH UNDER THE SUBHEADING, "OWNERSHIP STRUCTURE OF THE COMPANY" IN THE OTHER INFORMATION SECTION OF THE PROSPECTUSES:

In connection with the preparation of its annual report on Form 10-K for the fiscal year ended December 31, 2009, management of American International Group assessed whether American International Group has the ability to continue as a going concern during this period. Based on the U.S. government's continuing commitment, the already completed transactions and the other expected transactions with the New York Fed, plans of American International Group's management to stabilize American International Group's businesses and dispose of certain assets, and after consideration of the risks and uncertainties of such plans, management of American International Group believes that it will have adequate liquidity to finance and operate American International Group's businesses, execute its asset disposition plan and repay its obligations for at least the next twelve months. It is possible that the actual outcome of one or more of the plans of American International Group's management could be materially different, or that one or more of the significant judgments or estimates of American International Group's management about the potential effects of these risks and uncertainties could prove to be materially incorrect, or that the transactions with the New York Fed previously discussed fail to achieve the desired objectives. If one or more of these possible outcomes is realized and financing is not available, American International Group may need additional U.S. government support to meet its obligations as they come due. Without additional support from the U.S. government, in the future there could be substantial doubt about American International Group's ability to continue as a going concern. If American International Group were not able to continue as a going concern, management believes this could have a material effect upon the Company and its operations.

Additional information on American International Group is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC"). Information regarding American International Group as described above is qualified by regulatory filings American International Group files from time to time with the SEC.


THE FOLLOWING REPLACES THE SECOND PARAGRAPH UNDER THE SUBHEADING, "AMERICAN INTERNATIONAL GROUP SUPPORT AGREEMENT" IN THE FINANCIAL STATEMENTS SECTION OF THE PROSPECTUSES:

The consolidated financial statements and financial statement schedules and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control Over Financial Reporting) incorporated in this prospectus by reference to the Annual Report on Form 10-K, filed on February 26, 2010 and Amended Annual Report on Form 10-K/A, filed on March 31, 2010, of American International Group for the year ended December 31, 2009, have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.



Dated: April 30, 2010


                Please keep this Supplement with your Prospectus

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
--------------------------------------------------------------------------------

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                SUPPLEMENT TO THE
         POLARIS II A-CLASS PLATINUM SERIES VARIABLE ANNUITY PROSPECTUS
                               DATED JULY 27, 2009
--------------------------------------------------------------------------------

THE DATE OF THE PROSPECTUS HAS BEEN CHANGED TO APRIL 30, 2010. ALL REFERENCES IN THE PROSPECTUS TO THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION ARE HEREBY CHANGED TO APRIL 30, 2010.

ON MARCH 29, 2010, THE FOLLOWING CHANGE WAS MADE TO THE VARIABLE PORTFOLIO OFFERED IN THE PROSPECTUS:

The investment manager of the High-Yield Bond will change from SunAmerica Asset Management Corp. to PineBridge Investments LLC.

ON APRIL 30, 2010, THE FOLLOWING TRUST AND VARIABLE PORTFOLIO IS ADDED TO THE INVESTMENT OPTIONS SECTION OF THE PROSPECTUS:

SEASONS SERIES TRUST -- CLASS 3 SHARES
The Real Return Variable Portfolio listed below is part of the Seasons Series Trust ("SST"). SAAMCo manages this Trust and generally engages subadvisers to provide investment advice for the Underlying Funds.

UNDERLYING FUNDS    MANAGED BY:                             TRUST   ASSET CLASS
----------------    -----------                             -----   -----------
Real Return         Wellington Management Company, LLP      SST     Bond

ON OR ABOUT MAY 1, 2010, THE FOLLOWING CHANGES WILL BE MADE TO THE VARIABLE PORTFOLIOS OFFERED IN THE PROSPECTUS:

Bank of America, N.A., the indirect parent of Columbia Management Advisors, LLC ("CMA"), is expected to sell a portion of the asset management business to Ameriprise Financial, Inc. Upon the closing of the transaction, the Technology Variable Portfolio, will change investment managers from CMA to RiverSource Investments, LLC ("RiverSource"). RiverSource expects to change its name to Columbia Management Investment Advisers, LLC upon or shortly after the transaction closing. As part of this transaction, the Cash Management Variable Portfolio's investment adviser, CMA, will also change its name to BofA Advisors, LLC.

ON OR ABOUT JUNE 1, 2010, THE FOLLOWING CHANGES WILL BE MADE TO THE VARIABLE PORTFOLIO OFFERED IN THE PROSPECTUS:

The investment manager of the Growth Opportunities Variable Portfolio will change from Morgan Stanley Investment Management Inc. to Invesco Advisers, Inc.

The Van Kampen LIT Capital Growth, Class II Shares will be renamed to Invesco Van Kampen V.I. Capital Growth Fund, Series II Shares; the Van Kampen LIT Comstock, Class II Shares will be renamed to Invesco Van Kampen V.I. Comstock Fund, Series II Shares and the Van Kampen LIT Growth and Income, Class II Shares will be renamed to Invesco Van Kampen V.I. Growth and Income Fund, Series II Shares. In addition, the investment manager of these Variable Portfolios will change from Van Kampen Asset Management to Invesco Advisers, Inc. and the trust for these Variable Portfolios will be changed from Van Kampen Life Investment Trust to AIM Invesco Variable Insurance Funds (Invesco Variable Insurance Funds). All of these changes are subject to shareholder and other necessary approvals.

THE FOLLOWING REPLACES THE UNDERLYING FUND EXPENSES IN THE FEE TABLE SECTION OF THE PROSPECTUS:

UNDERLYING FUND EXPENSES

TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES*           MINIMUM       MAXIMUM
------------------------------------------------
(expenses that are deducted from Trusts assets,
including management fees, 12b-1 fees, if
applicable, and other expenses)                             0.54%         1.56%

* The maximum expense is for an Underlying Fund of SunAmerica Series Trust, as of its fiscal year ended January 31, 2010. The minimum expense is for an Underlying Fund of American Funds Insurance Series Trust as of its fiscal year ended December 31, 2009.

THE FOLLOWING REPLACES THE FOURTH PARAGRAPH UNDER THE SUBHEADING, "OWNERSHIP STRUCTURE OF THE COMPANY" IN THE OTHER INFORMATION SECTION OF THE PROSPECTUS:

In connection with the preparation of its annual report on Form 10-K for the fiscal year ended December 31, 2009, management of American International Group assessed whether American International Group has the ability to continue as a going concern during this period. Based on the U.S. government's continuing commitment, the already completed transactions and the other expected transactions with the New York Fed, plans of American International Group's management to stabilize American International Group's businesses and dispose of certain assets, and after consideration of the risks and uncertainties of such plans, management of American International Group believes that it will have adequate liquidity to finance and operate American International Group's businesses, execute its asset disposition plan and repay its obligations for at least the next twelve months. It is possible that the actual outcome of one or more of the plans of American International Group's management could be materially different, or that one or more of the significant judgments or estimates of American International Group's management about the potential effects of these risks and uncertainties could prove to be materially incorrect, or that the transactions with the New York Fed previously discussed fail to achieve the desired objectives. If one or more of these possible outcomes is realized and financing is not available, American International Group may need additional U.S. government support to meet its obligations as they come due. Without additional support from the U.S. government, in the future there could be substantial doubt about American International Group's ability to continue as a going concern. If American International Group were not able to continue as a going concern, management believes this could have a material effect upon the Company and its operations.

Additional information on American International Group is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC"). Information regarding American International Group as described above is qualified by regulatory filings American International Group files from time to time with the SEC.

THE FOLLOWING REPLACES THE SECOND PARAGRAPH UNDER THE SUBHEADING, "AMERICAN INTERNATIONAL GROUP SUPPORT AGREEMENT" IN THE FINANCIAL STATEMENTS SECTION OF THE PROSPECTUS:

The consolidated financial statements and financial statement schedules and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control Over Financial Reporting) incorporated in this prospectus by reference to the Annual Report on Form 10-K, filed on February 26, 2010 and Amended Annual Report on Form 10-K/A, filed on March 31, 2010, of American International Group for the year ended December 31, 2009, have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.



Dated:   April 30, 2010


                Please keep this Supplement with your Prospectus

                  PART B -- STATEMENT OF ADDITIONAL INFORMATION

Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.

ITEM NUMBER
IN FORM N-4                                                    CAPTION
-----------                                                    -------
15.  Cover Page..............................   Cover Page
16.  Table of Contents.......................   Table of Contents
17.  General Information and History.........   The Polaris II A-Class Platinum
                                                Series/Polaris II A-Class/Polaris II
                                                Asset Manager Variable Annuity (P);
                                                Separate Account; General Account
                                                (P);
                                                Investment Options (P);
                                                Other Information (P)
18.  Services................................   Other Information (P)
19.  Purchase of Securities Being Offered....   Purchasing a Polaris II A-Class
                                                Platinum Series/Polaris II A-
                                                Class/Polaris II Asset Manager
                                                Variable Annuity (P)
20.  Underwriters............................   Distribution of Contracts
21.  Calculation of Performance Data.........   Performance Data
22.  Annuity Payments........................   Annuity Income Options (P);
                                                Income Payments; Annuity Unit Values
23.  Financial Statements....................   Depositor: Other Information (P);
                                                Financial Statements; Registrant:
                                                Financial Statements


                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                       STATEMENT OF ADDITIONAL INFORMATION


              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

                                    ISSUED BY

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                               IN CONNECTION WITH

                         VARIABLE ANNUITY ACCOUNT SEVEN

                POLARIS II A-CLASS, POLARIS II ASSET MANAGER AND
             POLARIS II A-CLASS PLATINUM SERIES VARIABLE ANNUITIES


This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated April 30, 2010, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (800) 445-7862 or writing us at:



                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                             ANNUITY SERVICE CENTER
                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299
                                 APRIL 30, 2010

                                TABLE OF CONTENTS

                                                                             PAGE
                                                                             ----
Separate Account and the Company.........................................      3

General Account .........................................................      4

Support Agreement Between the Company and American International Group...      4

Performance Data ........................................................      5

MarketLock Optional Living Benefit Provisions for Polaris II A-Class
   Platinum Series Contracts Issued Before December 31, 2006.............      9

Death Benefit Provisions for Polaris II Asset Manager Contracts Issued
   Before October 24, 2001...............................................     19

Death Benefit Provisions for Polaris II A-Class Contracts Issued
   Before June 1, 2004 ..................................................     21

Death Benefit Provisions for Polaris II A-Class Platinum Series Contracts
   Issued Before December 31, 2006.......................................     26

Death Benefit Following Spousal Continuation Provisions for Polaris II
  A-Class Platinum Series Contracts Issued Before December 31, 2006 .....     27

Annuity Income Payments .................................................     30

Annuity Unit Values .....................................................     31

Taxes ...................................................................     34

Broker-Dealer Firms Receiving Revenue Sharing Payments...................     44

Distribution of Contracts ...............................................     45

Financial Statements ....................................................     45

                        SEPARATE ACCOUNT AND THE COMPANY

         Variable Annuity Account Seven ("Separate Account") was originally established by Anchor National Life Insurance Company ("Anchor National") on August 28, 1998, pursuant to the provisions of Arizona law, as a segregated asset account of Anchor National. Anchor National was incorporated in the State of California on April 12, 1965. Anchor National redomesticated to the State of Arizona on January 1, 1996. Effective March 1, 2003, Anchor National changed its name to AIG SunAmerica Life Assurance Company ("SunAmerica Life"). Effective July 20, 2009, SunAmerica Life changed its name to SunAmerica Annuity and Life Assurance Company ("Company"). These were name changes only and did not affect the substance of any contract.


         The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("American International Group"), a Delaware corporation. The Company is an Arizona-domiciled life insurance company principally engaged in the business of writing variable annuity contracts directed to the market for tax-deferred, long-term savings products. The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.


         The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.

         The Separate Account is divided into Variable Portfolios, with the assets of each Variable Portfolio invested in the shares of one of the Underlying Funds. The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios or the Underlying Funds. Values allocated to the Separate Account and the amount of variable income payments will vary with the values of shares of the Underlying Funds, and are also reduced by contract charges.

         The basic objective of a variable annuity contract is to provide variable income payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable income payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the underlying funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the Underlying Funds' managements to make necessary changes in their Variable Portfolios to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable income payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

         Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable income payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable income payments).

                        AMERICAN HOME ASSURANCE COMPANY


         All references in this SAI to American Home Assurance Company ("American Home") apply only to contracts issued prior to December 29, 2006 at 4:00 p.m. Eastern Time. American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.


                                 GENERAL ACCOUNT

         The general account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to fixed and/or DCA (non-MVA) fixed account options available in connection with the general account, as elected by the owner at the time of purchasing a contract or when making a subsequent Purchase Payment. Assets supporting amounts allocated to fixed account options become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

         The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

     SUPPORT AGREEMENT BETWEEN THE COMPANY AND AMERICAN INTERNATIONAL GROUP

         The Company has a support agreement in effect between the Company and American International Group (the "Support Agreement"), pursuant to which American International Group has agreed that American International Group will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, American International Group will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by American International Group to any person of any obligations of the Company. American International Group may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against American International Group and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against American International Group on behalf of the Company.

                                PERFORMANCE DATA


     From time to time, we periodically advertise performance data relating to Variable Portfolios and Underlying Funds. We will calculate performance by determining the percentage change in the value of an Accumulation Unit by dividing the increase (or decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. This performance number reflects the deduction of the Separate Account charges (including certain death benefit rider charges) and the Underlying Fund expenses. It does not reflect the deduction of any applicable contract maintenance fee, withdrawal (or sales) charges, if applicable, or optional feature charges. The deduction of these charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will include total return figures which reflect the deduction of the Separate Account charges (including certain death benefit charges), contract maintenance fee, withdrawal (or sales) charges and the Underlying Fund expenses.

     We may advertise the optional living benefits and death benefits using illustrations showing how the benefit works with historical performance of specific Underlying Funds or with a hypothetical rate of return (which will not exceed 12%) or a combination of historical and hypothetical returns. These illustrations will reflect the deduction of all applicable charges including the Underlying Fund expenses.

     The Separate Account may advertise "total return" data for the Variable Portfolios. Total return figures are based on historical data and are not intended to indicate future performance. "Total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period).

     For periods starting prior to the date the Variable Portfolios first became available through the Separate Account, the total return data for the Variable Portfolios of the Separate Account will be derived from the performance of the corresponding Underlying Funds, modified to reflect the charges and expenses as if the contract had been in existence since the inception date of each respective Underlying Fund. Further, returns shown are for the original class of shares of certain Underlying Funds, adjusted to reflect the fees and charges for the newer class of shares until performance for the newer class becomes available. Returns of the newer class of shares will be lower than those of the original class since the newer class of shares is subject to (higher) service fees. We commonly refer to these performance calculations as hypothetical adjusted historical returns. Performance figures similarly adjusted but based on the Underlying Funds' performance (outside of this Separate Account) should not be construed to be actual historical performance of the relevant Separate Account's Variable Portfolio. Rather, they are intended to indicate the historical performance of the corresponding Underlying Funds, adjusted to provide direct comparability to the performance of the Variable Portfolios after the date the contracts were first offered to the public (reflecting certain contractual fees and charges).

         Performance data for the various Variable Portfolios are computed in the manners described below.


CASH MANAGEMENT PORTFOLIO


         Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

                  Base Period Return = (EV-SV)/(SV)

         where:

                  SV = value of one Accumulation Unit at the start of a 7 day period

                  EV = value of one Accumulation Unit at the end of the 7 day period


         The change in the value of an Accumulation Unit during the 7 day period reflects the income received, minus any expenses accrued, during such 7 day period.

         The current yield is then obtained by annualizing the Base Period
Return:

                  Current Yield = (Base Period Return) x (365/7)

         The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

                                                             365/7
                  Effective Yield = [(Base Period Return + 1)      - 1]

         The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments.

          Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time. In periods of very low short-term interest rates, the Portfolio's yield may become negative, which may result in a decline in value of your investment.



OTHER VARIABLE PORTFOLIOS

         The Variable Portfolios of the Separate Account other than the Cash Management Portfolio compute their performance data as "total return."

         Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the following formulas:

         For Polaris II A-Class and Polaris II A-Class Platinum Series contracts:

                                n
                  [(1-SC)P](1+T) = ERV

where:            P  =  a hypothetical initial payment of $1,000
                  T  =  average annual total return
                  n  =  number of years
                 SC  =  sales charge

                ERV  =  ending redeemable value of a hypothetical $1,000
                        payment made at the beginning of the 1, 5, or 10 year period as of the end of the period (or fractional portion thereof)

         For Polaris II Asset Manager contracts:

                        n
                  P(1+T) = ERV

where:            P  =  a hypothetical initial payment of $1,000
                  T  =  average annual total return
                  n  =  number of years

                ERV  =  ending redeemable value of a hypothetical $1,000
                        payment made at the beginning of the 1, 5, or 10 year period as of the end of the period (or fractional portion thereof)

        These rates of return do not reflect election of EstatePlus. The rates of return would be lower if EstatePlus were included in the calculation. As with the Cash Management Portfolio yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.

POLARIS PORTFOLIO ALLOCATOR MODELS PERFORMANCE

The separate account also computes "total return" data for each of the Polaris Portfolio Allocator models. Each model is comprised of a combination of Variable Portfolios available under the contract using various asset classes based on historical asset class performance.

Total return for a Polaris Portfolio Allocator model represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical investment in a contract, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. It is assumed that the initial hypothetical investment is made on the model inception date and rebalanced in accordance with the model on each reevaluation date. The model inception date is the date when the model was first offered for investment.

The formula assumes that: (1) all recurring fees have been charged to the contract owner's accounts; (2) all applicable non-recurring charges are deducted at the beginning of the period in question; and (3) there will be a complete redemption at the end of the period in question.

                 P (1 + T) (n)  =  ERV

                 P   =    contract value at the beginning of period n

                 T   =    average annual total return for the period in question

                 n = number of years, either 1-year, 5-year, or 10-year period in question (or fractional period thereof). For a period less than one year, n is equal to 1.

                 ERV = redeemable value (as of the end of the stated period in question) of a hypothetical investment made on the inception date of the model. The initial investment is allocated to the specific portfolios in the applicable model based on the stated percentages applicable during that time and it is reallocated on the reevaluation date of March 31. Ending redeemable value is calculated based on the sum of units and ending unit value of each portfolio at the time of redemption.

PORTFOLIO ALLOCATOR MODELS PERFORMANCE

Please note, certain broker-dealers offer asset allocation models or sample portfolios that are different from the Portfolio Allocator Models. The performance information described below for the Portfolio Allocator Models is also applicable to the asset allocation models and sample portfolios.

The Separate Account also computes "total return" data for each of the Portfolio Allocator models. Each model is comprised of a combination of Variable Portfolios available under the contract using various asset classes based on historical asset class performance.

Total return for a Portfolio Allocator model represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical investment in a contract, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. It is assumed that the initial hypothetical investment is made on the model inception date and rebalanced in accordance with the model on each evaluation date (on or about May 1).
The model inception date is the date when the model was first offered for investment.

   MARKETLOCK OPTIONAL LIVING BENEFITS FOR POLARIS II A-CLASS PLATINUM SERIES
                   CONTRACTS ISSUED BEFORE DECEMBER 31, 2006

What is MarketLock?

MarketLock is an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time that may last as long as you live even if the entire value of your contract has been reduced to zero (the "Benefit"). Thus, MarketLock may offer protection in the event your contract value declines due to unfavorable investment performance, certain withdrawal activity, a longer than expected life span, or any combination of these factors.

The feature does not guarantee a withdrawal of an income stream based on any Gross Purchase Payments made after the second contract anniversary. The feature only guarantees lifetime withdrawals in the manner described below. You may never need to rely on MarketLock depending on your contract's market performance, your withdrawal activity, and your longevity.

The feature may not be appropriate if you plan to make ongoing Purchase Payments, such as with contributory IRAs or tax qualified plans. The feature guarantees only Purchase Payments received in the contract's first two years.

Withdrawals under this feature are treated like any other withdrawal for the purpose of calculating taxable income, deducting applicable withdrawal charges, and reducing the contract value, free withdrawal amounts and all other benefits, features and conditions of your contract.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you take required minimum distributions and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE MARKETLOCK AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS. IF LIFETIME WITHDRAWALS WERE NOT AVAILABLE WHEN YOU PURCHASED MARKETLOCK, LIFETIME WITHDRAWALS MAY BE AVAILABLE TO YOU PROVIDED THE LIFETIME OPTION HAS BEEN APPROVED BY THE STATE IN WHICH YOUR CONTRACT WAS ISSUED ON YOUR CONTRACT ISSUE DATE AND YOU SATISFY THE REQUIREMENTS FOR RECEIVING LIFETIME WITHDRAWALS. PLEASE CHECK WITH YOUR FINANCIAL REPRESENTATIVE FOR INFORMATION REGARDING STATE AVAILABILITY.

When and how can I elect MarketLock?

You may only elect MarketLock at the time of contract issue and if you are age 75 or younger on the contract issue date. If the contract is jointly owned, the maximum issue age is based on the age of the older owner.

How does MarketLock work?

MarketLock automatically locks-in the highest contract Anniversary Value during the first 7 years (or longer if you extend the Maximum Anniversary Value ("MAV") Evaluation Period, as discussed below) and guarantees annual withdrawals based on this amount over the period that the Benefit is in effect. Additionally, you may take withdrawals over the lifetime of the owner as more fully described below. For jointly owned contracts, the older owner is the life upon which the lifetime guarantee applies.

Accordingly, if the older contract owner were to die first, the surviving younger spousal owner is not eligible for lifetime withdrawals, but may elect to continue the contract and receive any remaining withdrawals under the feature as described below. MarketLock is designed for individuals or spousal joint owners. Thus, if a contract is owned by non-spousal joint owners and either owner dies, the full contract value must be paid within 5 years of death, after which time the contract terminates; the surviving owner may not receive the benefit of MarketLock.

The Benefit's components and value may vary depending on when the first withdrawal is taken, the age of the older owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after your 65th birthday and your withdrawals do not exceed the Maximum Annual Withdrawal Amount in any Benefit Year. However, you may begin taking withdrawals under the Benefit immediately following the contract issue date. SEE THE MARKETLOCK SUMMARY TABLE BELOW.

The table below is a summary of the MarketLock feature and applicable components of the Benefit. "Benefit Year Anniversary" refers to each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date.

MARKETLOCK SUMMARY TABLE:

                                                             MAXIMUM       INITIAL
                                                             ANNUAL        MINIMUM
                                                             WITHDRAWAL    WITHDRAWAL
DATE OF FIRST WITHDRAWAL                                     PERCENTAGE*   PERIOD
----------------------------------------------------------   -----------   -----------------
Before 7(th) Benefit Year  anniversary                       5%            20 years
On or after 7(th) Benefit Year  anniversary                  7%            14.28 years**
On or after the older contract owner's  65(th) birthday***   5%            Life of the older
                                                                           contract owner

* For the purposes of complying with the Maximum Annual Withdrawal Percentage, the amount of the withdrawal would include any charges applicable to the withdrawal.

** The fractional year indicates that the final withdrawal of the remaining MAV Benefit Base, which will be less than your Maximum Annual Withdrawal Amount, may be taken at any time during the final year of the Minimum Withdrawal Period.

*** Lifetime withdrawals are available so long as your first withdrawal is taken on or after age 65 and withdrawals do not exceed the 5% Maximum Annual Withdrawal Percentage indicated above. If withdrawals exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year (other than for RMD amounts for this contract that are greater than the Maximum Annual Withdrawal Amount), lifetime withdrawals are no longer available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

If you are taking required minimum distributions ("RMD") from the contract, and the portion of the RMD amount based on this contract only is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the withdrawal will be treated as an Excess Withdrawal. Any portion of an RMD withdrawal in a Benefit Year that is greater than both the Maximum Annual Withdrawal Amount and the RMD amount (based only on this contract) will be considered an Excess Withdrawal. This will result in cancellation of the lifetime withdrawals and may further reduce your Maximum Annual Withdrawal Amount, MAV Benefit Base, and remaining Minimum Withdrawal Period. SEE "HOW ARE THE COMPONENTS FOR MARKETLOCK CALCULATED?" BELOW.

For details on the effects of withdrawals, PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK?"

How are the components for MarketLock calculated?

In order to determine the Benefit's value, we calculate each of the components as described below.

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Gross Purchase Payments received during the first two years after your contract issue date, adjusted for any withdrawals during that period. Any Gross Purchase Payments we receive more than two years after your contract issue date are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any spousal continuation contributions; however, spousal continuation contributions are included in the calculation of Anniversary Values. Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

SECOND, we consider the MAV EVALUATION PERIOD, which begins on your contract issue date and ends on your 7th contract anniversary. On the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for additional periods as discussed further below.

THIRD, we determine the ANNIVERSARY VALUE which equals the value of your contract on any contract anniversary during the MAV Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the MAV BENEFIT BASE. Initially, the MAV Benefit Base equals the first Eligible Purchase Payment. Thereafter, the MAV Benefit Base is increased each time subsequent Eligible Purchase Payments are made, and adjusted each time any withdrawals of contract value are taken. Please see "What are the effects of withdrawals on MarketLock?" below. On each contract anniversary throughout the MAV Evaluation Period, the MAV Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current MAV Benefit Base and any previous year's Anniversary Value. Other than adjustments made for withdrawals, the MAV Benefit Base will only be adjusted upwards, and subsequent lower Anniversary Values through the MAV Evaluation Period will not result in a lower MAV Benefit Base.

FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the MAV Benefit Base. The applicable Maximum Annual Withdrawal Percentage is determined based on the Benefit Year when you take your first withdrawal or whether you are taking lifetime withdrawals. Applicable percentages are shown in the MarketLock Summary Table above. If the MAV Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that contract anniversary using the applicable Maximum Annual Withdrawal Percentage multiplied by the new MAV Benefit Base. If the MAV Benefit Base is increased for Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

FINALLY, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the Benefit begin and is recalculated when the MAV Benefit Base is adjusted to a higher Anniversary Value by dividing the MAV Benefit Base by the Maximum Annual Withdrawal Amount. Please see the MarketLock Summary Table above for initial Minimum Withdrawal Periods. The Minimum Withdrawal Periods will be reduced due to Excess Withdrawals.

FOR DETAILS ON THE EFFECTS OF WITHDRAWALS, PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK?" BELOW.

Can I extend MarketLock beyond 7 years?

Yes. As long as you have not elected to cancel the feature and the older owner is age 85 or younger at the time you elect the extension, you may elect to extend the MAV Evaluation Period. We guarantee that you will be given the opportunity to extend the MAV Evaluation Period under these conditions for at least two additional evaluation periods of 7 years each. IN ORDER TO EXTEND THE MAV EVALUATION PERIOD, YOU MUST CONTACT US NO LATER THAN 60 DAYS AFTER THE END OF THE MAV EVALUATION PERIOD. If you elect to extend the MAV Evaluation Period, the MAV Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. PLEASE SEE "HOW ARE THE COMPONENTS OF MARKETLOCK CALCULATED?"

Prior to the end of the initial MAV Evaluation Period, we will inform you of the terms of the next extension in writing. We will provide you with an extension election form prior to the end of the initial MAV Evaluation Period. If you elect to extend the MAV Evaluation Period, you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us. Additional MAV Evaluation Periods may be offered at our sole discretion.

The fee for the feature may change at the time of extension and may be different than when you initially elected the feature.

If you do not contact us to extend the MAV Evaluation Period, the MAV Benefit Base will no longer be adjusted on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

What is the fee for MarketLock?

The annualized fee for MarketLock is calculated as 0.50% of the MAV Benefit Base for all years in which the feature is in effect. However, if you elect to extend the MAV Evaluation Period the fee may change at the time of the extension.

The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter. You should keep in mind that an increase in the MAV Benefit Base due to an adjustment to a higher Anniversary Value or due to subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Alternatively, a decrease in MAV Benefit Base due to withdrawals will decrease the dollar amount of the fee.

If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. However, if the MAV Benefit Base is adjusted upwards at a later date because the current anniversary value is greater than both the current and any previous anniversary values, the calculation and deduction of the fee will resume.

What are the effects of withdrawals on MarketLock?

The Maximum Annual Withdrawal Amount, MAV Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to your 65th birthday (if jointly owned, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after your 65th birthday (older owner's 65th birthday if jointly owned) and wish to receive lifetime withdrawals, you must withdraw no more than the Maximum Annual Withdrawal Amount which is calculated as 5% of the MAV Benefit Base. If the amount of withdrawals, at any time, exceeds 5% of the MAV Benefit Base in a Benefit Year, you will not receive lifetime withdrawals. However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the Maximum Annual Withdrawal Amount as described in the MarketLock Summary Table and under "HOW ARE THE COMPONENTS FOR MARKETLOCK CALCULATED?" above, based on when you made your first withdrawal and adjusted for withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the Maximum Annual Withdrawal Amount reduce the MAV Benefit Base by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the MAV Benefit Base by the greater of: (a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the contract value prior to the Excess Withdrawal. This means that if contract value is less than the MAV Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a proportionately greater reduction of the MAV Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your Maximum Annual Withdrawal Amount.

The impact of withdrawals and the effect on each component of MarketLock are further explained below:

MAV BENEFIT BASE: Withdrawals reduce the MAV Benefit Base as follows:

     (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base will be reduced by the amount of the withdrawal;

     (2) Excess Withdrawals as described above reduce the MAV Benefit Base as follows:

          If total withdrawals during the Benefit Year, including the current withdrawal, exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is further reduced to the lesser of (a) or (b), where:

          (a) is the MAV Benefit Base immediately prior to the withdrawal minus the amount of the Excess Withdrawal, or;

          (b) is the MAV Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the Excess Withdrawal.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount will not change for the next Benefit Year unless your MAV Benefit Base is adjusted upward (as described above under "HOW ARE THE COMPONENTS FOR MARKETLOCK CALCULATED?"). If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated on the next contract anniversary. The new Maximum Annual Withdrawal Amount will equal the new MAV Benefit Base after any withdrawals on that contract anniversary, divided by the new Minimum Withdrawal Period on that contract anniversary. On that contract anniversary, the new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amount.

     MINIMUM WITHDRAWAL PERIOD: On each contract anniversary, a new Minimum Withdrawal Period is calculated as shown in the chart below.

         The Amount Withdrawn
           in a Benefit Year               Effect on Minimum Withdrawal Period
--------------------------------------    -------------------------------------
Amounts up to the Maximum Annual          New Minimum Withdrawal Period = the
Withdrawal Amount                         MAV  Benefit Base (which includes a
                                          deduction for any previous withdrawal),
                                          divided by the current Maximum Annual
                                          Withdrawal Amount

Amounts in excess of the Maximum          New Minimum Withdrawal Period = the
Annual Withdrawal Amount                  Minimum Withdrawal Period as of the
                                          prior contract anniversary minus one
                                          year

What happens if the contract value is reduced to zero?

If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable under the feature until the MAV Benefit Base is zero. Further, if you are eligible to take lifetime withdrawals, a Benefit is still payable even if the contract value and MAV Benefit Base both equal zero. However, the contract's other benefits, will be terminated once the contract value equals zero. You may not make subsequent Gross Purchase Payments or transfers and no death benefit or future annuitization payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.

Any amounts that we may pay under the feature in excess of your contract value are subject to the Company's financial strength and claims-paying ability.

When the contract value equals zero, to receive any remaining Benefit, you must select one of the following income options:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until either: (a) the time at which the Minimum Withdrawal Period equals zero, or (b) if receiving 5% lifetime withdrawals, the date of death of the older contract owner; or

     2. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or

     3.   Any payment option mutually agreeable between you and us.

What happens to MarketLock upon a spousal continuation?

A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, lifetime withdrawals or the option to receive lifetime withdrawals will cease upon death of the older owner. Excluding the lifetime option, a younger continuing spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock Summary Table above based on when the first withdrawal was taken and adjusted for any withdrawals already taken. In the event of the death of the younger spouse, the older spousal beneficiary may continue to receive lifetime withdrawals because they are based on the older owner's life.

If the contract owner elected MarketLock and dies during the MAV Evaluation Period and the spousal beneficiary continues the Benefit, we will continue to re-evaluate the MAV Benefit Base on each contract anniversary during the MAV Evaluation Period, and any spousal continuation contribution is included in Anniversary Values. Additionally, the Continuing Spouse may extend the MAV Evaluation Period up to two times provided that (1) the original owner did not previously extend the MAV Evaluation period and (2) the Continuing Spouse is age

85 or younger at the time they extend the MAV Evaluation Period. If the original owner extended the MAV Evaluation Period once, the Continuing Spouse may extend the MAV Evaluation Period only once more. If the original owner extended the MAV Evaluation Period twice, the Continuing Spouse may not extend the MAV Evaluation Period. Spousal continuation contributions are not considered to be Eligible Purchase Payments. However, spousal continuation contributions are included for the purpose of determining the MAV Benefit Base during the MAV Evaluation Period.

Can my non-spousal Beneficiary elect to receive any remaining withdrawals under MarketLock upon my death?

Upon the death of the older contract owner, lifetime withdrawals will no longer be available. If the contract value is greater than zero when the owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates MarketLock. If the contract value is zero when the owner dies, meaning that no death benefit is payable, but the Minimum Withdrawal Period remaining is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The other components of the feature will not change. However, the contract and its other benefits will be terminated.

What happens to MarketLock upon the Latest Annuity Date?

If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following options:

     1. Annuitize the contract value under the contract's annuity income options; or

     2. If eligible for lifetime withdrawals, even if the MAV Benefit Base equals zero, elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a quarterly, semi-annual or annual frequency as selected by you, until your death; or

     3. Elect to receive your remaining MAV Benefit Base on the Latest Annuity Date paid over the Minimum Withdrawal Period with payments equal to the current Maximum Annual Withdrawal Amount. If withdrawals have not started, your Maximum Annual Withdrawal Amount and Minimum Withdrawal Period will be calculated based on the applicable Maximum Annual Withdrawal Percentage; or

     4.   Any payment option mutually agreeable between you and us.

Upon election of any of the above options, the Accumulation Phase of your contract ends and the Income Phase begins. Therefore, if electing annuity income payments for the life of the Annuitant, upon death, no benefit remains and the contract and its features will terminate.

Can I elect to cancel the MarketLock feature?

MarketLock may be cancelled by you on the 7th contract anniversary, or any contract anniversary thereafter. Once you elect to cancel the MarketLock feature, you will no longer be charged a fee and the guarantees under the Benefit are terminated. You may not re-elect or reinstate MarketLock after cancellation.

Are there circumstances under which MarketLock will automatically terminate?

The feature automatically terminates upon the occurrence of one of the following:

     1. The Minimum Withdrawal Period has been reduced to zero unless conditions for lifetime withdrawals are met; or

     2.   Annuitization of the contract; or

     3.   Full surrender of the contract; or

     4.   Death benefit is paid.

Lifetime withdrawals will not be available in the event of:

     1.   An ownership change which results in a change of the older owner;* or

     2.   Withdrawals prior to the 65th birthday of the older owner; or

     3.   Death of the older owner; or

     4.   A Spousal Continuation (upon the death of the older owner); or

     5.   A withdrawal in excess of 5% of MAV Benefit Base.**

* If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.

** If a required minimum distribution withdrawal for this contract exceeds the Maximum Annual Withdrawal Amount, the ability to receive lifetime withdrawals will not be terminated.


                    DEATH BENEFIT PROVISIONS FOR POLARIS II
             ASSET MANAGER CONTRACTS ISSUED BEFORE OCTOBER 24, 2001



The term "withdrawals" as used to describe the death benefit options below includes withdrawals and the fees and charges applicable to those withdrawals.

THE DEATH BENEFITS FOR POLARIS II ASSET MANAGER CONTRACTS ISSUED BEFORE OCTOBER 24, 2001 ARE AS FOLLOWS:

OPTION 1 - PURCHASE PAYMENT ACCUMULATION OPTION

The death benefit is the greater of:

     1. the contract value at the time we receive all required paperwork and satisfactory proof of death; or

     2. Purchase Payments less withdrawals, compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments less withdrawals recorded after the date of death; or

     3. the contract value on the seventh contract anniversary, plus any Purchase Payments and less any withdrawals since the seventh contract anniversary, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments less withdrawals recorded after the date of death.

OPTION 2 - MAXIMUM ANNIVERSARY OPTION

The death benefit is the greater of:

     1. the contract value at the time we receive all required paperwork and satisfactory proof of death; or

     2. Purchase Payments less withdrawals; or

     3. the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments and less any withdrawals since that contract anniversary.

If you are age 90 or older at the time of death and selected the Maximum Anniversary option death benefit, the death benefit will be equal to the contract value at the time we receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of this option if:
     - you are age 81 or older at the time of contract issue, or

     - you are age 90 or older at the time of your death.

THE FOLLOWING DESCRIBES THE DEATH BENEFIT OPTIONS FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED BEFORE OCTOBER 24, 2001:

A. DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

     1. Purchase Payment Accumulation Option

          If a Continuation Contribution is added on the Continuation Date, the death benefit is the greater of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. The contract value on the Continuation Date (including the Continuation Contribution) plus any Purchase Payments minus any withdrawals made since the Continuation Date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Continuation Date) plus any Purchase Payments minus withdrawals recorded after the date of death; or

          c. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments and less any withdrawals, since the seventh contract anniversary, all compounded at a 4% annual growth rate until the date of death (3% growth rate if the Continuing Spouse is age 70 or older on the Continuation Date) plus any Purchase Payments less withdrawals recorded after the date of death. The Continuation Contribution is considered a Purchase Payment received on the Continuation Date.

          If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Purchase Payments minus withdrawals made from the original contract issue date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Contract Issue Date) plus any Purchase Payments minus withdrawals recorded after the date of death; or

          c. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments and less any withdrawals, since the seventh contract anniversary, all compounded at a 4% annual growth rate until the date of death (3% growth rate if the Continuing Spouse was age 70 or older on the Contract Issue Date) plus any Purchase Payments less withdrawals recorded after the date of the death.

     2. Maximum Anniversary Option

          If the Continuing Spouse is below age 90 at the time of death, the death benefit is greater of:

          a. The contract value at the time we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Purchase Payments since the Continuation Date minus withdrawals; or

          c. The maximum anniversary value on any contract anniversary occurring after the Continuation Date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments minus withdrawals recorded since that contract anniversary. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.

             If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary death benefit, their beneficiary will receive contract value only.

        DEATH BENEFIT PROVISIONS FOR POLARIS II A-CLASS CONTRACTS ISSUED
                              BEFORE JUNE 1, 2004


The term "withdrawal" a used to describe the death benefits below includes withdrawals and the fees and charges applicable to those withdrawals.

THE DEATH BENEFITS FOR POLARIS II A-CLASS CONTRACTS ISSUED BETWEEN OCTOBER 24, 2001 AND JUNE 1, 2004 ARE AS FOLLOWS:

OPTION 1 -- PURCHASE PAYMENT ACCUMULATION OPTION

The death benefit is the greatest of:

     1. the contract value at the time we receive all required paperwork and satisfactory proof of death; or

     2. total Gross Purchase Payments reduced by any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of each withdrawal; or

     3. Net Purchase Payments compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments recorded after the date of death; and reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of the withdrawal; or

     4. the contract value on the seventh contract anniversary, plus any Purchase Payments since the seventh contract anniversary; and reduced for any withdrawals since the seventh contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any purchase payments recorded after the date of death; and reduced for each withdrawal recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

          The Purchase Payment Accumulation option may not be available to Washington state policyowners. Please check with your financial representative for availability.

OPTION 2 -- MAXIMUM ANNIVERSARY OPTION

The death benefit is the greatest of:

     1. the contract value at the time we receive all required paperwork and satisfactory proof of death; or

     2. total Gross Purchase Payments reduced by any withdrawal in the same proportion that the withdrawal reduced the contract value on the date of each withdrawal; or

     3. the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals since the contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

          If you are age 90 or older at the time of death and selected the Option 2 death benefit, the death benefit will be equal to contract value at the time we receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of Option 2 if:

          - you are age 81 or older at the time of contract issue; or
          - you are age 90 or older at the time of your death.

          The death benefit options on contracts issued before October 24, 2001 would be subject to a different calculation. Please see the Statement of Additions Information for details.


THE FOLLOWING DETAILS THE DEATH BENEFIT OPTIONS FOR POLARIS II A-CLASS CONTRACTS ISSUED BEFORE OCTOBER 24, 2001:

OPTION 1 - PURCHASE PAYMENT ACCUMULATION OPTION

The death benefit is the greater of:

               1. the contract value at the time we receive all required
                  paperwork and satisfactory proof of death; or

               2. total Gross Purchase Payments less withdrawals; or

               3. total Purchase Payments less withdrawals, compounded at a 4%
                  annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments less withdrawals recorded after the date of death; or

               4. the contract value on the seventh contract anniversary, plus any Purchase Payments and less any withdrawals, since the seventh contract anniversary, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments less withdrawals recorded after the date of death.

OPTION 2 - MAXIMUM ANNIVERSARY OPTION

The death benefit is the greater of:

               1. the contract value at the time we receive all required
                  paperwork and satisfactory proof of death; or

               2. total Gross Purchase Payments less withdrawals; or

               3. the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments and less any withdrawals, since that contract anniversary.

If you are age 90 or older at the time of death and selected the Option 2 death benefit, the death benefit will be equal to the contract value at the time we receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of option 2 if you are age 81 or older at the time of contract issue, or you are age 90 or older at the time of your death.


THE FOLLOWING DESCRIBES THE DEATH BENEFIT OPTIONS FOLLOWING SPOUSAL CONTINUATION FOR POLARIS II A-CLASS CONTRACTS ISSUED BETWEEN OCTOBER 24, 2001 AND JUNE 1, 2004:

     1. Purchase Payment Accumulation Option

          If a Continuation Contribution is added on the Continuation Date, the death benefit is the greater of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Continuation Net Purchase Payments; or

          c. Continuation Net Purchase Payments compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Continuation Date) plus any Purchase Payments recorded after the date of death; and reduced by any withdrawals recorded after the date of death in the same proportion that the withdrawal reduced the contract value on the date of each withdrawal; or

          d. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary and reduced for any withdrawals recorded after the seventh contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the Continuation Date) plus any Purchase Payments; and reduced for any withdrawals recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

          If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Total Gross Purchase Payments reduced by any withdrawals in the same proportions that the withdrawal reduced the contract value on the date of each withdrawal; or

          c. Net Purchase Payments made from the original contract issue date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the original contract issue date) plus any Purchase Payments recorded after the date of death; and reduced for any withdrawals recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal; or

          d. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary; and reduced for any withdrawals since the seventh contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the contract issue date) plus any Purchase Payments; and reduced for any Gross Withdrawals recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

     2. Maximum Anniversary Value Option -- if the continuing spouse is below age 90 at the time of death, and:

          If a Continuation Contribution is added on the Continuation Date, the death benefit is the greatest of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Continuation Net Purchase Payments; or

          c. The maximum anniversary value on any contract anniversary occurring after the Continuation Date and prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments made since that contract anniversary; and reduced for any withdrawals recorded since the contract anniversary in the same proportion that each Gross Withdrawal reduced the contract value on the date of the withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.

          If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greatest of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Total Gross Purchase Payments reduced by withdrawals in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal; or

          c. The maximum anniversary value on any contract anniversary from the original contract issue date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals since the contract anniversary in the same proportion that the Gross Withdrawal reduced each contract value on the date of the Gross Withdrawal. Contract anniversary is defined as the full 12 month period after the original contract issue date.

          If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary death benefit, their beneficiary will receive only the contract value at the time we receive all required paperwork and satisfactory proof of death.

THE FOLLOWING DETAILS THE DEATH BENEFIT OPTIONS UPON THE CONTINUING SPOUSE'S DEATH FOR POLARIS II A-CLASS CONTRACTS ISSUED BEFORE OCTOBER 24, 2001:

DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

OPTION 1 - PURCHASE PAYMENT ACCUMULATION OPTION

               If a Continuation Contribution is added on the Continuation Date, the death benefit is the greater of:

               a. The contract value on the date we receive all required
                  paperwork and satisfactory proof of the Continuing Spouse's death; or

               b. Total Gross Purchase Payments less withdrawals;


               c. The contract value on the Continuation Date (including the
                  Continuation Contribution) plus any Purchase Payments minus any withdrawals made since the Continuation Date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Continuation Date) plus any Purchase Payments minus withdrawals recorded after the date of death; or

               d. The contract value on the seventh contract anniversary
                  following the original issue date of the contract, plus any Purchase Payments and less any withdrawals, since the seventh contract anniversary, all compounded at a 4% annual growth rate until the date of death (3% growth rate if the Continuing Spouse is age 70 or older on the Continuation Date) plus any Purchase Payments less withdrawals recorded after the date of death. The Continuation Contribution is considered a Purchase Payment received on the Continuation Date.

               If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:

               a. The contract value on the date we receive all required
                  paperwork and satisfactory proof of the Continuing Spouse's death; or

               b. Total Gross Purchase Payments less withdrawals;


               c. Purchase Payments minus withdrawals made from the original contract issue date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Contract Issue Date) plus any Purchase Payments minus withdrawals recorded after the date of death; or

               d. The contract value on the seventh contract anniversary
                  following the original issue date of the contract, plus any Purchase Payments and less any withdrawals, since the seventh contract anniversary, all compounded at a 4% annual growth rate until the date of death (3% growth rate if the Continuing Spouse was age 70 or older on the Contract Issue Date) plus any Purchase Payments less withdrawals recorded after the date of death.

OPTION 2 - MAXIMUM ANNIVERSARY OPTION

               If the Continuing Spouse is below age 90 at the time of death, and if a Continuation Contribution is added on the Continuation Date, the death benefit is the greater of:

               a. The contract value on the date we receive all required
                  paperwork and satisfactory proof of the Continuing Spouse's death; or

               b. Continuation Net Purchase Payments plus Purchase Payments made since the Continuation Date; and reduced for withdrawals in the same proportion that the contract value was reduced on the date of such withdrawal; or

               c. The maximum anniversary value on any contract anniversary occurring after the Continuation Date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals recorded since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.

               If the Continuing Spouse is below age 90 at the time of death and if a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:

               a. The contract value on the date we receive all required
                  paperwork and satisfactory proof of the Continuing Spouse's death; or

               b. Net Purchase Payments received since the original issue date;
                  or

               c. The maximum anniversary value on any contract anniversary from the original contract issue date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals recorded since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.

If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary death benefit, their beneficiary will receive only the contract value at the time we receive all required paperwork and satisfactory proof of death.

        DEATH BENEFIT PROVISIONS FOR POLARIS II A-CLASS PLATINUM SERIES
                   CONTRACTS ISSUED BEFORE DECEMBER 31, 2006



DEATH BENEFIT OPTIONS

This contract provides two death benefit options: the Purchase Payment Accumulation Option and the Maximum Anniversary Option. In addition, you may also elect the optional EstatePlus feature, described below. These elections must be made at the time you purchase your contract and once made, cannot be changed or terminated.

OPTION 1 -- PURCHASE PAYMENT ACCUMULATION OPTION

If the contract is issued prior to your 75th birthday, the death benefit is the greatest of:

        1. Contract value; or

        2. Net Purchase Payments, compounded at 3% annual growth rate to the earlier of the 75th birthday or the date of death, reduced for withdrawals after the 75th birthday in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for Net Purchase Payments received after the 75th birthday; or

        3. Contract value on the seventh contract anniversary, reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for Net Purchase Payments received after the seventh contract anniversary; or

        4. Gross Purchase Payment, reduced for any withdrawals in the same proportion that the contract value was reduced on the date of such withdrawal.

The Purchase Payment Accumulation Option can only be elected prior to your 75th birthday.

OPTION 2 -- MAXIMUM ANNIVERSARY OPTION

If the contract is issued prior to your 83rd birthday, the death benefit is the greatest of:

        1. Contract value; or

        2. Gross Purchase Payment, reduced for any withdrawals in the same proportion that the contract value was reduced on the date of such withdrawal; or

        3. Maximum anniversary value on any contract anniversary prior to your 83rd birthday. The anniversary values equal the contract value on a contract anniversary, plus any Purchase Payments since that anniversary, and reduced for any withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal.

If the contract is issued on or after your 83rd birthday but prior to your 86th birthday, the death benefit is greater of:

        1. Contract value; or

        2. The lesser of:

               a. Gross Purchase Payments, reduced for any withdrawals in the same proportion that the contract value was reduced on the date of such withdrawal; or

               b. 125% of Contract Value.

If you are age 90 or older at the time of death and selected the Maximum Anniversary death benefit, the death benefit will be equal to the contract value. Accordingly, you will not get any benefit from this option if you are age 90 or older at the time of your death

For contracts in which the aggregate of all Gross Purchase Payments in contracts issued by SunAmerica Annuity and Life Assurance Company and/or First SunAmerica Life Insurance Company to the same owner/annuitant are in excess of $1,000,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

DEATH BENEFITS PROVISIONS FOLLOWING SPOUSAL CONTINUATION FOR POLARIS II A-CLASS
           PLATINUM SERIES CONTRACTS ISSUED BEFORE DECEMBER 31, 2006

1.  PURCHASE PAYMENT ACCUMULATION OPTION

If the original owner of the contract elected the Purchase Payment Accumulation Option and the Continuing Spouse is age 74 or younger on the Continuation Date, then upon the death of the Continuing Spouse, the death benefit will be the greatest of:

        a. Contract value; or

        b. Continuation Net Purchase Payments, compounded at 3% annual growth rate, to the earlier of the Continuing Spouse's 75th birthday or date of death, reduced for any withdrawals in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Continuation Net Purchase Payments received after the Continuing Spouse's 75th birthday; or

        c. Contract value on the seventh contract anniversary (from the issue date of the original owner), reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Net Purchase Payments received after the seventh contract anniversary date; or

        d. Contract value on the Continuation Date, plus Gross Purchase Payments received after the Continuation Date, and reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal.

If the Continuing Spouse is age 75-82 on the Continuation Date, the death benefit will be the greatest of:

        a. Contract value; or

        b. Contract value on the Continuation Date, plus Gross Purchase Payments received after the Continuation Date, and reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal; or

        c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date, reduced for any withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal, and adjusted for any Net Purchase Payments received since that anniversary date.

If the Continuing Spouse is age 82-85 on the Continuation date, the death benefit will be the greatest of:

        a. Contract value; or

        b. The lesser of:

               1. Contract value on the Continuation Date, plus Gross Purchase
                  Payments received after the Continuation Date, and reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal; or

               2. 125% of the Contract Value.

If the Continuing Spouse is age 86 or older on the Continuation Date or age 90 or older at the time of death, under the Purchase Payment Accumulation death benefit, the death benefit will be equal to the contract value.

2. MAXIMUM ANNIVERSARY VALUE OPTION

If the original owner of the contract elected the Maximum Anniversary Option and the Continuing Spouse is age 82 or younger on the Continuation Date, then upon the death of the Continuing Spouse, the death benefit will be the greatest of:

        a. Contract value; or

        b. Contract value on the Continuation Date, plus Gross Purchase Payments received after the Continuation Date, and reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal; or

        c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date, reduced for any withdrawals since that contract anniversary in the same proportion that the withdrawals reduced the contract value on the date of withdrawals, and adjusted for any Net Purchase Payments received since that anniversary date.

If the Continuing Spouse is age 83-85 on the Continuation Date, then the death benefit will be the greater of:

        a. Contract value; or

        b. The lesser of:

               1. Contract value on the Continuation Date, plus Gross Purchase
                  Payments received after the Continuation Date, and reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal; or

               2. 125% of the Contract Value.

If the Continuing Spouse is age 86 and older on the Continuation Date or age 90 or older at the time of death, under the Maximum Anniversary death benefit, their Beneficiary will receive only the contract value.

                            ANNUITY INCOME PAYMENTS

INITIAL MONTHLY ANNUITY INCOME PAYMENTS

         The initial annuity income payment is determined by applying separately that portion of the contract value allocated to the fixed account options and the Variable Portfolio(s), less any premium tax, and then applying it to the annuity table specified in the contract for fixed and variable income payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employee-sponsored retirement plans, such classification is not permitted), premium taxes, if applicable, age of the Annuitant and designated second person, if any, and the income annuity option selected.

         The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly income payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable income payment. The number of Annuity Units determined for the first variable annuity income payment remains constant for the second and subsequent monthly variable annuity income payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY ANNUITY INCOME PAYMENTS

         For fixed annuity income payments, the amount of the second and each subsequent monthly annuity income payment is the same as that determined above for the first monthly annuity income payment.

         For variable annuity income payments, the amount of the second and each subsequent monthly annuity income payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly income payment, above, by the Annuity Unit value as of the day preceding the date on which each annuity income payment is due.

ANNUITY INCOME PAYMENTS UNDER THE INCOME PROTECTOR PROGRAM

         If the Income Protector program is available and contract holders elect to begin income payments using the program, the income benefit base is determined as described in the prospectus. The initial income payment is determined by applying the income benefit base to the annuity table specifically designated for use in conjunction with the Income Protector feature, either in the contract or in the endorsement to the contract. Those tables are based on a set amount per $1,000 of income benefit base applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted), premium tax, if applicable, age of the Annuitant and designated second person, if any, and the Income Option selected.

         The income benefit base is applied then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly income payment. The amount of the second and each subsequent income payment is the same as that determined above for the first monthly income payment.

                               ANNUITY UNIT VALUES

         The value of an Annuity Unit is determined independently for each Variable Portfolio.

         The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable annuity income payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity income payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity income payments to increase (or not to decrease).

         The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each annuity income payment will vary accordingly.

         For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

         The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of a Variable Portfolio from one day to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

         The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:

         (a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

         (b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

         The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than 1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Variable Portfolio invests; it is also reduced by Separate Account asset charges.

         ILLUSTRATIVE EXAMPLE

         Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                           NIF = ($11.46/$11.44)

                                  = 1.00174825

         The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the income payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                            (1/12)
                  1/[(1.035)      ] = 0.99713732

         In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

                  $10.103523 x 1.00174825 x 0.99713732 = $10.092213

         To determine the initial payment, the initial income payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable income payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

         The NIF measures the performance of the funds that are the basis for the amount of future income payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate, the payment remains the same as the prior month. If the rate of the NIF is different than the AIR, then this proportion is greater than one and payments are increased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

VARIABLE ANNUITY INCOME PAYMENTS

         ILLUSTRATIVE EXAMPLE

         Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract under Option 4, a Life Annuity With 120 Monthly Payments Guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second income payment date is $13.327695.

         P's first variable annuity income payment is determined from the annuity factor tables in P's contract, using the information assumed above. From these tables, which supply monthly annuity factors for each $1,000 of applied contract value, P's first variable annuity income payment is determined by multiplying the factor of $4.92 (Option 4 tables, male Annuitant age 60 at the Annuity Date) by the result of dividing P's account value by $1,000:


         First Variable Annuity Income Payment =
                                          $4.92 x ($116,412.31/$1,000) = $572.75

         The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his funds to another Variable Portfolio) is also determined at this time and is equal to the amount of the first variable annuity income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

         Annuity Units = $572.75/$13.256932 = 43.203812

         P's second variable annuity income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second variable annuity income payment due date and by applying a monthly factor to neutralize the assumed investment rate of 3.5% per year.

              Second Variable Annuity Income Payment =
                                                               (1/12)
                              43.203812 x $13.327695x1/[(1.035)      ] = $574.16

         The third and subsequent variable annuity income payments are computed in a manner similar to the second variable annuity income payment.

         Note that the amount of the first variable annuity income payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Income Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Income Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity income payments.

                                      TAXES

GENERAL

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump-sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For Non-Qualified contracts, the cost basis is generally the Purchase Payments. The taxable portion of the lump-sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.


If you purchase your contract under one of a number of types of employer-sponsored retirement plans, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a Roth 403(b) or a Roth 401(k) account, and you may have cost basis in a traditional IRA or in another Qualified contract.


For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the

Contracts should seek competent financial advice about the tax consequences of any distributions.


On March 30, 2010, the Health Care and Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person. This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.


The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

Generally, you have not paid any federal taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA, Roth 403(b), and Roth 401(k) contributions. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from Roth 403(b) and Roth 401(k) accounts, and withdrawals generally from Qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Withdrawals from Roth IRA, Roth 403(b) and Roth 401(k) accounts which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% federal penalty tax, under the IRC, except in the following circumstances:

     -   after attainment of age 59 1/2;

     -   when paid to your beneficiary after you die;

     -   after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     -   dividends paid with respect to stock of a corporation described in IRC
         Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     - for payment of health insurance if you are unemployed and meet certain requirements;

     -   distributions from IRAs for higher education expenses;

     -   distributions from IRAs for first home purchases;

     - amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply.


The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty between September 11, 2001 and December 31, 2007 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers which are federal income tax-free. The Heroes Earnings Assistance and Relief Tax Act of 2008 expanded the reservist provision to include all individuals called up to active duty since September 11, 2001.

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold federal tax on the taxable portion of any distribution or withdrawal from a contract, subject in certain instances to the payee's right to elect out of withholding or to elect a different rate of withholding. For "eligible rollover distributions" from contracts issued under certain types of qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" or transferred to another eligible plan in a direct "trustee-to- trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived. An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401 or 403 or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code (4) distribution of contributions to a Qualified contract which were made in excess of the applicable contribution limit. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a federal penalty tax on premature withdrawals, described later in this section. Only (1) the participant, or, (2) in the case of the participant's death, the participant's surviving spouse, or (3) in the case of a domestic relations order, the participant's spouse or ex-spouse may roll over a distribution into a plan of the participant's own. An exception to this rule is that a non-spousal beneficiary may, subject to plan provisions, roll inherited funds from an eligible retirement plan into an Inherited IRA. An Inherited IRA is an IRA created for the sole purpose of receiving funds inherited by non-spousal beneficiaries of eligible retirement plans. The distribution must be transferred to the Inherited IRA in a direct "trustee-to-trustee" transfer. Inherited IRAs must meet the distribution requirements relating to IRAs inherited by non-spousal beneficiaries under Code sections 408(a)(6) and (b)(3) and 401(a)(9).

Beginning in 2008, subject to federal income limitations, funds in a Qualified contract may be rolled directly over to a Roth IRA.

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

DIVERSIFICATION - SEPARATE ACCOUNT INVESTMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Non-Qualified variable annuity contracts. These requirements generally do not apply to Qualified contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

NON-NATURAL OWNERS


Under Section 72(u) of the Code, the investment earnings on premiums for the contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such contracts generally will not be accorded tax-deferred status. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person or to Contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.


MULTIPLE CONTRACTS

The Code provides that multiple Non-Qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the federal tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Non-Qualified annuity contract from the same issuer in any calendar year.

TAX TREATMENT OF ASSIGNMENTS OF QUALIFIED CONTRACTS


Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the (other than a plan funded with IRAs) assignment is part of a permitted loan program under an employer-sponsored plan or pursuant to a domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (for many plans, a Qualified Domestic Relations Order, or QDRO), or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.)


TAX TREATMENT OF GIFTING, ASSIGNING OR TRANSFERRING OWNERSHIP OF A NON-QUALIFIED CONTRACT

Under IRC Section 72(e)(4)(c), if you transfer ownership of your Non-Qualified Contract to a person other than your spouse (or former spouse if incident to divorce) for less than adequate consideration you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Non-Qualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn.

The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

FEDERAL WITHDRAWAL RESTRICTIONS FROM QUALIFIED CONTRACTS


The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals generally can only be made when an owner: (1) reaches age 59 1/2 (70 1/2 in the case of Section 457(b) Plans); (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC) (does not apply to section 457(b) plans); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner generally can only withdraw Purchase Payments. There are certain exceptions to these restrictions which are generally based upon the type of investment arrangement, the type of contributions, and the date the contributions were made. Transfers of amounts from one Qualified contract to another investment option under the same plan, or to another contract or account of the same plan type or from a qualified plan to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract or Plan. On July 26, 2007, the Department of the Treasury published final 403(b) regulations that are largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, provisions applicable to tax-free transfers AND exchanges (both referred to below as "transfers") of 403(b) annuity contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 ("90-24 transfer"). Under these new rules, transfers are available only to the extent permitted under the employer's 403(b) plan once established. Additionally, transfers occurring after September 24, 2007 that did not comply with these new rules could have become taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer's 403(b) plan (other than a transfer to a contract or custodial account in a different plan), and the provider and employer failed to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a "failed" transfer that is subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009 by re-transferring to a contract or custodial account that is part of the employer's 403(b) plan or that is subject to an information-sharing agreement with the employer.


In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

You may wish to discuss the new regulations and/or the general information above with your tax advisor.

PARTIAL 1035 EXCHANGES OF NON-QUALIFIED ANNUITIES


Section 1035 of the Code provides that a Non-Qualified annuity contract may be exchanged in a tax-free transaction for another Non-Qualified annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it would consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. The IRS made this earlier guidance permanent in Revenue Procedure 2008-24, superseding Notice 2003-51, although it shortened the presumption period from 24 months to 12 months. Revenue Procedure 2008-24 provides that a transfer will be treated as a tax-free exchange under Code section 1035 if either (a) no amounts are withdrawn from, or received in surrender of, either of the contracts involved in the exchange during the 12 months beginning on the date on which amounts are treated as received as premiums or other consideration paid for the contract received in exchange (the date of transfer); or (b) the taxpayer demonstrates that one of the conditions described in Code section 72(q) or any similar life event (such as divorce or loss of employment) occurred between the date of the transfer and the date of the withdrawal or surrender. We reserve the right to treat partial transfers as tax-reportable distributions, rather than as partial 1035 exchanges, in recognition of certain questions which remain notwithstanding recent IRS guidance on the subject. Such treatment for tax reporting purposes, however, should not prevent a taxpayer from taking a different position on their return, in accordance with the advice of their tax counsel or other tax consultant, if they believe the requirements of IRC Section 1035 have been satisfied. Owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.


QUALIFIED PLANS

The contracts offered by this prospectus are designed to be available for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a qualified plan may be subject to limitations under the IRC and the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees, for federal tax purposes, until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.


One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2010 is the lesser of 100% of includible compensation or $16,500. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $5,500 in 2010 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2010 may not exceed the lesser of $49,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.


(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or
Roth) contribution for 2010 is the lesser of $5,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2010. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment. If neither the Owner or the Owner's spouse is covered by an employer retirement plan, the IRA contribution may be fully deductible. If the Owner, or if filing jointly, the Owner or spouse, is covered by an employer retirement plan, the Owner may be entitled to only a partial (reduced) deduction or no deduction at all, depending on adjusted gross income, The rules concerning what constitutes "coverage" are complex and purchasers should consult their tax advisor or Internal Revenue Service Publication 590 for more details. The effect of income on the deduction, is sometimes called the adjusted gross income limitation (AGI limit). A modified AGI at or below a certain threshold level allows a full deduction of contributions regardless of coverage under an employer's plan. If you and your spouse are filing jointly and have a modified AGI of less than $89,000, your contribution may be fully deductible; if your income is between $89,000 and $109,000, your contribution may be partially deductible and if your income is $109,000 or more, your contribution may not be deductible. If you are single and your income is less than $56,000, your contribution may be fully deductible; if your income is between $56,000 and $66,000, your contribution may be partially deductible and if your income is $66,000 or more, your contribution may not be deductible. If you are married filing separately and you lived with your spouse at anytime during the year, and your income exceeds $10,000, none of your contribution may be deductible. If you and your spouse file jointly, and you are not covered by a plan but your spouse is and if your modified AGI is between $167,000 and $177,000, your contribution may be partially deductible.



(d) Roth IRAs


Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2010 is the lesser of $5,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2010. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, Roth IRAs have income limitations on who can establish such a contract. Generally, you can make a full or partial contribution to a Roth IRA if you have taxable compensation and your modified adjusted gross income is less than: $167,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $105,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. All persons may be eligible to convert a distribution from an employer-sponsored plan or from a traditional IRA into a Roth IRA.


Conversions or rollovers from qualified plans into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the

Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

Section 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, governmental employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; investing and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans - Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of employer sponsored retirement plans generally establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 AND PENSION PROTECTION ACT OF 2006

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expanded the range of eligible tax-free rollover distributions that may be made among qualified plans and increased contribution limits applicable to these plans. The changes made to the IRC by EGTRRA were scheduled to expire on December 31, 2010. The Pension Protection Act of 2006 made permanent those provisions of EGTRRA relating to IRAs and employer sponsored plans.

                               BROKER-DEALER FIRMS
                       RECEIVING REVENUE SHARING PAYMENTS


The following list includes the names of member firms of the FINRA (or their affiliated broker-dealers) that we believe received a revenue sharing payment of more than $5,000 as of the calendar year ending December 31, 2009, from SunAmerica Annuity and Life Assurance Company and First SunAmerica Life Insurance Company, both affiliated companies. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

AmTrust Investment Services, Inc.
Citigroup Global Markets Inc.
CUSO Financial Services, L.P.
Edward D. Jones & Co., L.P.
Financial Network Investment Corporation
FSC Securities Corp.
ING Financial Partners, Inc.
LPL Financial Corporation
Morgan Keegan & Company, Inc.
Morgan Stanley & Co., Incorporated
Multi Financial Securities Corp.
NEXT Financial Group, Inc.
Primevest Financial Services, Inc.
RBC Capital Markets Corporation
Royal Alliance Associates, Inc.
SagePoint Financial, Inc.
Sammons Securities Co. LLC
Securities America, Inc.
Summit Brokerage Services, Inc.
UBS Financial Services Inc.
WAMU Investments, Inc.


We will update this list annually; interim arrangements may not be reflected. You are encouraged to review the prospectus for each Underlying Fund for any other compensation arrangements pertaining to the distribution of Underlying Fund shares.

Certain broker dealers with which we have selling agreements are our affiliates. In an effort to promote the sale of our products, affiliated firms may pay their registered representatives additional cash incentives which may include but are not limited to bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts, that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

                            DISTRIBUTION OF CONTRACTS


          The contracts are offered on a continuous basis through SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The Company and SunAmerica Capital Services, Inc. are each an indirect, wholly owned subsidiary of American International Group. No underwriting fees are paid in connection with the distribution of the contracts.


                              FINANCIAL STATEMENTS


The following financial statements of Variable Annuity Account Seven are incorporated by reference to Form N-4, Post-Effective Amendment No. 35 under the Securities Act of 1933 and Amendment No. 37 under the Investment Company Act of 1940, File Nos. 333-65965 and 811-09003, filed on July 23, 2009,
Accession No. 0000950123-09-024784.


     -    Report of Independent Registered Public Accounting Firm

     -    Statement of Assets and Liabilities as of April 30, 2009

     -    Schedule of Portfolio Investments as of April 30, 2009

     -    Statement of Operations for the year ended April 30, 2009

     - Statement of Changes in Net Assets for the years ended April 30, 2009 and 2008, except as indicated

     -    Notes to Financial Statements


The following consolidated financial statements of SunAmerica Annuity and Life Assurance Company are included in this Statement of Additional Information:
     -    Report of Independent Registered Public Accounting Firm

     -    Consolidated Balance Sheet as of December 31, 2009 and 2008

     - Consolidated Statement of Income and Comprehensive Income for the years ended December 31, 2009, 2008 and 2007

     - Consolidated Statement of Cash Flows for the years ended December 31, 2009, 2008 and 2007

     -    Notes to Consolidated Financial Statements



The consolidated financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts.

The following statutory financial statements of American Home Assurance Company are included herein:

     -    Report of Independent Auditors


     - Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2009 and 2008

            - Statements of Income and Changes in Capital and Surplus for the years ended December 31, 2009, 2008 and 2007

            - Statements of Cash Flow for the years ended December 31, 2009, 2008 and 2007

            -     Notes to Statutory Basis Financial Statements


You should only consider the statutory financial statements of American Home that we include in this Statement of Additional Information as bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee of insurance obligations under contracts issued prior to December 29, 2006, at 4:00 p.m. Eastern Time ("Point of Termination"). Contracts with an issue date after the Point of Termination are not covered by the American Home guarantee.

PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent registered public accounting firm for the Separate Account and the Company. PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the independent registered public accounting firm for American Home Assurance Company. The audited financial statements referred to above are incorporated by reference or included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                 INDEX TO THE CONSOLIDATED FINANCIAL STATEMENTS

                                                                          Page
                                                                       Number(s)
                                                                       ---------
Report of Independent Registered Public Accounting Firm                    --

Consolidated Balance Sheets - December 31, 2009 and 2008                 1 to 2

Consolidated Statements of Income (Loss) -
   Years Ended December 31, 2009, 2008 and 2007                            3

Consolidated Statements of Comprehensive Income (Loss) -
   Years Ended December 31, 2009, 2008 and 2007                            4

Consolidated Statements of Shareholder's Equity - Years Ended
   December 31, 2009, 2008 and 2007                                        5

Consolidated Statements of Cash Flows - Years Ended
   December 31, 2009, 2008 and 2007                                      6 to 7

Notes to Consolidated Financial Statements                              8 to 56

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of SunAmerica Annuity and Life Assurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income (loss), comprehensive income (loss), shareholder's equity and cash flows present fairly, in all material respects, the financial position of SunAmerica Annuity and Life Assurance Company, formerly known as AIG SunAmerica Life Assurance Company and subsidiaries (the "Company"), an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for other-than-temporary impairments of fixed maturity securities as of April 1, 2009. Also, as of January 1, 2008, the Company adopted a new framework for measuring fair value.


/s/ PricewaterhouseCoopers LLP
Los Angeles, California
April 27, 2010

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS

                                                                     December 31,
                                                                  -----------------
                                                                    2009     2008
                                                                  -------   -------
                                                                    (In millions)
ASSETS:
Investments:
   Fixed maturity securities, available for sale, at fair value
      (amortized cost: 2009 - $2,006; 2008 - $2,160)              $ 1,888   $ 1,960
   Fixed maturity securities, trading, at fair value                   11        12
   Equity securities, available for sale, at fair value
      (cost: 2009 - $1; 2008 - $0)                                      1        --
   Mortgage and other loans receivable, (net of allowance:
      2009 - $7; 2008 - $0)                                           394       429
   Policy loans                                                       128       151
   Mutual funds                                                        18        16
   Partnerships                                                       173       139
   Derivative assets, at fair value                                   207       609
   Short-term investments (portion measured at fair value:
      2009 - $651; 2008 - $821)                                       784     1,407
                                                                  -------   -------
Total investments                                                   3,604     4,723

Cash                                                                   62       165
Accrued investment income                                              35        39
Income taxes receivable from Parent                                   291        --
Deferred policy acquisition costs                                     653     1,134
Deferred sales inducements                                            115       207
Deferred tax asset                                                    162       372
Receivable from brokers                                                 1        --
Goodwill                                                               --         9
Other assets                                                           57        52
Separate account assets, at fair value                             21,799    19,074
                                                                  -------   -------
TOTAL ASSETS                                                      $26,779   $25,775
                                                                  =======   =======

          See accompanying notes to consolidated financial statements.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEETS (Continued)

                                                           December 31,
                                                        -----------------
                                                          2009      2008
                                                        -------   -------
                                                          (In millions)
LIABILITIES AND SHAREHOLDER'S EQUITY:
Liabilities:
Policyholder contract deposits                          $ 3,717   $ 5,484
Future policy benefits                                      424       384
Income taxes payable to Parent                               --        79
Amounts due to related parties                               14         8
Derivative liabilities, at fair value                         7        --
Other liabilities                                           159       150
Separate account liabilities                             21,799    19,074
                                                        -------   -------
TOTAL LIABILITIES                                        26,120    25,179
                                                        -------   -------
SHAREHOLDER'S EQUITY:
   Common stock, $1,000 par value, 4,000 shares
      authorized, 3,511 shares issued and outstanding         4         4
   Additional paid-in capital                             1,224     1,220
   Accumulated deficit                                     (498)     (501)
   Accumulated other comprehensive loss                     (71)     (127)
                                                        -------   -------
TOTAL SHAREHOLDER'S EQUITY                                  659       596
                                                        -------   -------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY              $26,779   $25,775
                                                        =======   =======

          See accompanying notes to consolidated financial statements.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                    CONSOLIDATED STATEMENTS OF INCOME (LOSS)

                                                                               Years ended December 31,
                                                                               ------------------------
                                                                                2009      2008     2007
                                                                               ------   -------   -----
                                                                                    (In millions)
REVENUES:
   Fee income:
      Variable annuity policy fees, net of reinsurance                         $  424   $   525   $584
      Asset management fees                                                        35        58     80
      Universal life insurance policy fees, net of reinsurance                     28        30     34
      Surrender charges                                                            20        38     26
      Other fees                                                                   11        13     15
                                                                               ------   -------   ----
   Total fee income                                                               518       664    739
   Net investment income                                                          208       182    285
   Net realized investment gains (losses):
      Total other-than-temporary impairment losses on available for sale
         securities                                                              (159)     (642)   (51)
      Portion of impairment losses on fixed maturities, available for sale
         recognized in other comprehensive income (loss)                           35        --     --
                                                                               ------   -------   ----
      Net other-than-temporary impairments on available for sale fixed
         maturity securities recognized in net income (loss)                     (124)     (642)   (51)
      Other realized investment gains (losses)                                    318      (920)   (13)
                                                                               ------   -------   ----
   Total net realized investment gain (loss)                                      194    (1,562)   (64)
                                                                               ------   -------   ----
TOTAL REVENUES                                                                    920      (716)   960
                                                                               ------   -------   ----
BENEFITS AND EXPENSES:
   Interest credited on policyholder contract deposits                            133       153    160
   Amortization of bonus interest                                                  91        85     36
   Policyholder benefits                                                          196       402     43
   Amortization of deferred acquisition costs and deferred sales inducements      538       524    302
   General and administrative expenses, net of deferrals                          176       180    167
   Commissions, net of deferrals                                                   75        95    104
                                                                               ------   -------   ----
TOTAL BENEFITS AND EXPENSES                                                     1,209     1,439    812
                                                                               ------   -------   ----
INCOME (LOSS) BEFORE INCOME TAX EXPENSE (BENEFIT)                                (289)   (2,155)   148
INCOME TAX EXPENSE (BENEFIT)                                                     (116)     (531)    17
                                                                               ------   -------   ----
NET INCOME (LOSS)                                                              $ (173)  $(1,624)  $131
                                                                               ======   =======   ====

          See accompanying notes to consolidated financial statements.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

                                                                           Years ended December 31,
                                                                          -------------------------
                                                                            2009      2008     2007
                                                                          -------   -------   -----
                                                                                (In millions)
NET INCOME (LOSS)                                                         $  (173)  $(1,624)  $ 131
                                                                          -------   -------   -----
OTHER COMPREHENSIVE INCOME (LOSS):
   Net unrealized gains (losses) of fixed maturity investments on which
      other-than-temporary credit impairments were taken                    1,538       121     105
   Deferred income tax benefit (expense) on above changes                    (106)       68       6
   Net unrealized gains (losses) on all other invested assets arising
      during the period                                                         3       154    (151)
   Deferred income tax benefit (expense) on above changes                      (1)      (57)     53
   Reclassification adjustment for net realized losses included in net
      income (loss)                                                        (1,236)     (303)   (123)
   Adjustment to deferred policy acquisition costs and deferred sales
      inducements                                                              --        (3)      4
   Deferred income tax benefit (expense) on above changes                      --         1      (1)
   Foreign currency translation adjustments                                     2        (6)     --
   Deferred income tax benefit (expense) on above changes                      (1)        2      --
                                                                          -------   -------   -----
OTHER COMPREHENSIVE INCOME (LOSS)                                             199       (23)   (107)
                                                                          -------   -------   -----
COMPREHENSIVE INCOME (LOSS)                                               $    26   $(1,647)  $  24
                                                                          =======   =======   =====

          See accompanying notes to consolidated financial statements.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

                                                            Years ended December 31,
                                                           -------------------------
                                                            2009      2008     2007
                                                           ------   -------   ------
                                                                 (In millions)
COMMON STOCK:
   Balance at beginning and end of year                    $    4   $     4   $    4
                                                           ------   -------   ------
ADDITIONAL PAID-IN CAPITAL:
   Balance at beginning of year                             1,220       935      762
      Capital contribution from Parent (see note 11)            4       285      173
                                                           ------   -------   ------
   Balance at end of year                                   1,224     1,220      935
                                                           ------   -------   ------
RETAINED EARNINGS (ACCUMULATED DEFICIT):
   Balance at beginning of year                              (501)    1,123      992
      Cumulative effect of accounting change, net of tax      176        --       --
                                                           ------   -------   ------
      Adjusted balance at beginning of year                  (325)    1,123      992
      Net income (loss)                                      (173)   (1,624)     131
                                                           ------   -------   ------
   Balance at end of year                                    (498)     (501)   1,123
                                                           ------   -------   ------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
   Balance at beginning of year                              (127)     (104)       3
      Cumulative effect of accounting change, net of tax     (143)       --       --
                                                           ------   -------   ------
      Adjusted balance at beginning of year                  (270)     (104)       3
      Other comprehensive income (loss)                       199       (23)    (107)
                                                           ------   -------   ------
   Balance at end of year                                     (71)     (127)    (104)
                                                           ------   -------   ------
TOTAL SHAREHOLDER'S EQUITY                                 $  659   $   596   $1,958
                                                           ======   =======   ======

          See accompanying notes to consolidated financial statements.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                               Years ended December 31,
                                                                               ------------------------
                                                                                2009     2008     2007
                                                                               -----   -------   ------
                                                                                     (In millions)
CASH FLOW FROM OPERATING ACTIVITIES
Net income (loss)                                                              $(173)  $(1,624)  $ 131
ADJUSTMENTS TO RECONCILE NET INCOME (LOSS) TO NET CASH PROVIDED BY OPERATING
   ACTIVITIES:
   Interest credited on policyholder contract deposits                           133       153     160
   Net realized investment (gain) loss                                          (194)    1,562      64
   Amortization of deferred policy acquisition costs and deferred sales
      inducements                                                                538       524     302
   Amortization of bonus interest                                                 91        85      36
   Net (increase) decrease in partnerships attributable to equity accounting     (37)       56      (6)
   Net unrealized loss on fixed maturity securities, trading                      --         3      --
   Amortization of net premium/(accretion of net discount) on investments         (8)       (7)      5
   Deferral of acquisition costs                                                 (87)     (212)   (249)
   Provision for deferred income taxes                                           176      (638)     (6)
   Capitalized interest                                                           (9)      (10)    (11)
   Change in:
      Accrued investment income                                                    4        13       7
      Income taxes receivable from/payable to Parent                            (370)       87      (8)
      Other assets                                                                (7)       14      (6)
      Due from/to related parties                                                  6       (32)     16
      Future policy benefits                                                      40       309      --
      Other liabilities                                                           21       (62)    (13)
      Other, net                                                                  21       (24)    (37)
                                                                               -----   -------   -----
   NET CASH PROVIDED BY OPERATING ACTIVITIES                                     145       197     385
                                                                               -----   -------   -----
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of:
   Fixed maturity securities                                                    (249)   (1,001)   (950)
   Mortgage and other loans receivable                                           (19)       (6)    (30)
   Partnerships                                                                   --       (16)    (67)
   Derivatives                                                                  (949)     (319)    (75)
   Other investments, excluding short-term investments                            --        --      (7)
Sales of:
   Fixed maturity securities                                                     205     1,653     801
   Partnerships                                                                    7        65      --
   Derivatives                                                                   255       919      54
   Other investments, excluding short-term investments                            (2)       22      17
Redemptions and maturities of:
   Fixed maturity securities                                                     302       474     446
   Mortgage and other loans receivable                                            47        29     116
Policy loans issued                                                               (9)      (19)     (6)
Payments received on policy loans                                                 41        30      25
(Increase) decrease in securities lending invested collateral                     --     1,730     (91)
Net change in short-term investments                                             623    (1,092)   (167)
                                                                               -----   -------   -----
   NET CASH PROVIDED BY INVESTING ACTIVITIES                                   $ 252   $ 2,469   $  66
                                                                               -----   -------   -----

          See accompanying notes to consolidated financial statements.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)

                                                            Years ended December 31,
                                                           --------------------------
                                                            2009      2008     2007
                                                           ------   -------   -------
                                                                  (In millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account deposits                              $ 354    $ 1,611   $ 1,833
Net exchanges from the fixed accounts of variable annuity
   contracts                                                (201)    (1,462)   (1,695)
Policyholder account withdrawals                            (475)      (580)     (471)
Claims and annuity payments, net of reinsurance, on
   policyholder contracts                                   (181)      (206)     (189)
Increase (decrease) in securities lending payable             --     (2,197)       86
Capital contribution                                           3        284         4
                                                           -----    -------   -------
   NET CASH USED IN FINANCING ACTIVITIES                    (500)    (2,550)     (432)
                                                           -----    -------   -------
INCREASE (DECREASE) IN CASH                                 (103)       116        19
CASH AT BEGINNING OF PERIOD                                  165         49        30
                                                           -----    -------   -------
CASH AT END OF PERIOD                                      $  62    $   165   $    49
                                                           =====    =======   =======
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes received from (paid to) Parent                $ (78)   $    21   $   (31)
                                                           =====    =======   =======
Non-cash activity:
   Bonus interest and other deferrals credited to
      policyholder contract deposits                       $  11    $    45   $    39
                                                           =====    =======   =======
   Investment in fixed maturity securities, trading           --        (15)       --
                                                           =====    =======   =======
   Capital contribution of partnerships                       --          1       169
                                                           =====    =======   =======

          See accompanying notes to consolidated financial statements.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

SunAmerica Annuity and Life Assurance Company, formerly known as AIG SunAmerica Life Assurance Company (the "Company") is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("Retirement Services"), a wholly owned subsidiary of American International Group, Inc. ("American International Group").

The Company is an Arizona-domiciled life insurance company principally engaged in the business of writing variable annuity contracts directed to the market for tax-deferred, long-term savings products. The Company owns 100 percent of the outstanding capital stock of its consolidated subsidiary, SunAmerica Asset Management Corp. ("SAAMCo") which in turn has two wholly owned subsidiaries:
SunAmerica Capital Services, Inc. ("SACS") and SunAmerica Fund Services, Inc. ("SFS").

SAAMCo and its wholly owned distributor, SACS, and its wholly owned servicing administrator, SFS, represent the Company's asset management operations. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, managing certain subaccounts offered within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios.

The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The financial condition of American International Group beginning late in the third quarter of 2008 and related events described in Note 13 below (collectively, the "American International Group Events") have also impacted the Company's operations. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of variable annuity assets held in separate accounts. Although management expects to be able to achieve its plans, no assurance can be given that one or more of the risks described above will not result in material adverse effects on the Company's financial position, results of operations and/or statutory capital.

Products for the annuity operations and asset management operations are marketed through affiliated and non-affiliated independent broker-dealers, full-service securities firms and financial institutions. One non-affiliated selling organization in the annuity operations represented 16 percent, 31 percent and 31 percent of new deposits in the years ended December 31, 2009, 2008 and 2007, respectively. With respect to the annuity operations, no other non-affiliated selling organization was responsible for 10 percent or more of new deposits for any such period. Two non-affiliated selling organizations in the asset management operations represented 16 percent and 11 percent of new deposits in 2009 and one non-affiliated selling organization represented 16 percent and 18 percent of new deposits in the years ended December 31, 2008 and 2007, respectively. With respect to the asset management operations, no other non-affiliated selling organization was responsible for 10 percent or more of new deposits for any such period.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

2.1 PREPARATION OF FINANCIAL STATEMENTS

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of the Company and its wholly owned subsidiaries. All significant intercompany accounts and transactions are eliminated in consolidation. Certain reclassifications and format changes have been made to prior period amounts to conform to the current period presentation.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.

The Company considers its most critical accounting estimates to be those with respect to recoverability of deferred income tax assets, policyholder contract deposits, future policy benefits, estimated gross profits for investment-oriented products, recoverability of deferred policy acquisition costs ("DAC"), fair value measurements of certain assets and liabilities, and other-than-temporary impairments in the value of investments. These estimates, by their nature, are based on judgment and current facts and circumstances. Therefore, actual results could differ from these estimates, possibly in the near term, and could have a material effect on the Company's consolidated financial statements.

2.2 INSURANCE CONTRACTS

The insurance contracts accounted for in these financial statements include primarily long-duration contracts. Long-duration contracts include investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period.

2.3 INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Fixed maturity and equity securities classified as available for sale are recorded at fair value. Unrealized gains and losses, net of deferred taxes and amortization of deferred policy acquisition costs and deferred sales inducements, are recorded as a separate component of accumulated other comprehensive income (loss), within shareholder's equity. Realized gains and losses on the sale of investments are recognized in earnings at the date of sale and are determined by using the specific cost identification method.

Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated lives, until maturity, or call date, if applicable. Dividend income on equity securities is generally recognized as income on the ex-dividend date.

Fixed maturity securities classified as trading securities are carried at fair value. Trading securities include the Company's economic interest in Maiden Lane II LLC ("ML II"). See Note 6 for discussion of ML II. Realized and unrealized gains and losses on trading securities are reported in net investment income.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.3 INVESTMENTS (CONTINUED)

IMPAIRMENT POLICIES

On April 1, 2009, the Company adopted prospectively a new accounting standard addressing the evaluation of fixed maturity securities for other-than-temporary impairments. This new standard has significantly altered the Company's policies and procedures for determining impairment charges recognized through earnings. The new standard requires a company to recognize the credit component (a credit impairment) of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The new standard also changes the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold the security until recovery and requires additional disclosures. A credit impairment, which is recognized in earnings when it occurs, is the difference between the amortized cost of the fixed maturity security and the estimated present value of cash flows expected to be collected ("recovery value"), as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is recognized as a separate component of accumulated other comprehensive income
(loss). The Company refers to both credit impairments and impairments recognized as a result of intent to sell as "impairment charges." The impairment model for equity securities was not affected by the new standard.

IMPAIRMENT POLICY - FIXED MATURITY SECURITIES - EFFECTIVE APRIL 1, 2009 AND THEREAFTER

If the Company intends to sell a fixed maturity security or it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to earnings.

For all other fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to earnings. Changes in fair value compared to recovery value, if any, is charged to unrealized appreciation (depreciation) of fixed maturity investments on which other-than-temporary credit were taken (a component of accumulated other comprehensive income (loss)).

When assessing the Company's intent to sell a fixed maturity security, or if it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition the Company's investment portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.

The Company considers severe price declines and the duration of such price declines in its assessment of potential credit impairments. The Company also modifies its modeled outputs for certain securities when it determines that price declines are indicative of factors not comprehended by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that is not foreign exchange related, the Company generally prospectively accretes into income the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.

In assessing whether a credit impairment has occurred for a structured fixed maturity security (e.g. Residential Mortgage Backed Securities ("RMBS"), Commercial Mortgage Backed Securities ("CMBS"), Collateralized Debt Obligations ("CDO"), Asset Backed Securities ("ABS")), the Company performs evaluations of expected future cash flows. Certain critical assumptions are made with respect to the performance of the securities.

When estimating future cash flows for a structured fixed maturity security (e.g. RMBS, CMBS, CDO, ABS) management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.3 INVESTMENTS (CONTINUED)

In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

     -    Current delinquency rates;

     -    Expected default rates and timing of such defaults;

     -    Loss severity and timing of any such recovery;

     -    Expected prepayment speeds; and

     -    Ratings of securities underlying structured products.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macro economic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

IMPAIRMENT POLICY - FIXED MATURITY SECURITIES - PRIOR TO APRIL 1, 2009

In all periods prior to April 1, 2009, the Company assessed its ability to hold any fixed maturity available for sale security in an unrealized loss position to its recovery at each balance sheet date. The decision to sell any such fixed maturity security classified as available for sale reflected the judgment of the Company's management that the security sold was unlikely to provide, on a relative value basis, as attractive a return in the future as alternative securities entailing comparable risks. With respect to distressed securities, the sale decision reflected management's judgment that the risk-adjusted ultimate recovery was less than the value achievable on sale.

In those periods, the Company evaluated its fixed maturity securities for other-than-temporary impairments with respect to valuation as well as credit.

After a fixed maturity security had been identified as other-than-temporarily impaired, the amount of such impairment was determined as the difference between fair value and amortized cost and the entire amount was recorded as a charge to earnings.

IMPAIRMENT POLICY - EQUITY SECURITIES

The impairment model for equity securities and other cost and equity method investments was not affected by the adoption of the new accounting standard related to other-than-temporary impairments in the second quarter of 2009. The Company continues to evaluate its available for sale equity securities, equity method and cost method investments for impairment by considering such securities candidates for other-than-temporary impairment if they meet any of the following criteria:

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.3 INVESTMENTS (CONTINUED)

     - The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

     - A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

     - The Company has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation decline in which the Company could not reasonably assert that the impairment period would be temporary ("severity losses").

MORTGAGE AND OTHER LOANS RECEIVABLE

Mortgage and other loans receivable includes mortgage loans on real estate, collateral, commercial and guaranteed loans. Mortgage and other loans are classified as loans held for investment.

MORTGAGE LOANS HELD FOR INVESTMENT

Loans classified as "held for investment" are those that the Company has the intent and ability to hold for the foreseeable future, or until maturity or payoff. Mortgage loans held for investment are carried at unpaid principal balances less valuation allowances and deferred fees or expenses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income in the consolidated statements of income (loss). Non-refundable loan origination fees and certain incremental direct origination costs are offset and the resulting net amount is deferred and amortized in net investment income (or expense) over the life of the related loan as an adjustment of the loan's yield. Loan commitment fees are generally deferred and recognized in net investment income (expense) as an adjustment of yield over the related life of the loan or upon expiration of the commitment if the commitment expires unexercised.

VALUATION ALLOWANCE

An allowance for mortgage and other loans receivable is based on certain risk factors and recognized when collection of all amounts due under the contractual terms is not probable. There are two components of allowance for loan loss: 1) individual loans that are specifically reserved ("specific loan loss allowance") and 2) groups of loans that have specific characteristics indicating a probable loss although the loss cannot be determined for any individual loan in the group ("segment loan loss allowance".)

A specific loan loss allowance is determined based on the fair value of the collateral supported by an internal cash flow analysis, third party broker opinion of value or a third party appraisal report. The allowance amount is calculated as the excess of book value of the individual loan over the fair value of its collateral, net of a sales cost estimate.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.3 INVESTMENTS (CONTINUED)

The Company segregates pools of loans with higher risk profile from the mortgage loan portfolio to determine a segment loan loss allowance, using factors such as risk rating, vintage, maturity date, debt service coverage ratio (DSCR), loan to value (LTV) and type of loan. The Company reviews and revises these key assumptions on a quarterly basis based on an analysis of market conditions. The appraised value of the collateral of the loans with higher risk profile is then reduced by a percentage, which is based on current market conditions. To the extent that the reduced appraised value of the collateral of the loans with higher risk profile is lower than its book value, an allowance is recorded. Loans with specific loan loss allowance are excluded from the segment loan loss allowance.

Additions or reductions to the allowance for loan losses are made through charges or credits to realized investment gains (losses) in the consolidated statements of income (loss).

POLICY LOANS

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

MUTUAL FUNDS

Mutual funds consist of seed money for mutual funds used as investment vehicles for the Company's variable annuity separate accounts and are carried at market value.

PARTNERSHIPS

Partnerships in which the Company holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of accumulated other comprehensive income (loss). With respect to partnerships in which the Company holds in the aggregate a five percent or greater interest, or less than a five percent interest but the Company has more than a minor influence over the operations of the investee, the Company's carrying value is its share of the net asset value. The changes in such net asset values, accounted for under the equity method are recorded in net investment income. In applying the equity method of accounting, the Company consistently uses financial information provided by the general partners or manager of each of these investments, which is generally one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited on an annual basis.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates and equity markets on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, index options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds). The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments. See Note 5 for additional discussion of derivatives.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.3 INVESTMENTS (CONTINUED)

The Company issues certain variable annuity products that offer optional guaranteed minimum account value ("GMAV") and guaranteed minimum withdrawal benefit ("GMWB") living benefits. The GMAV and GMWB are considered embedded derivatives that are required to be bifurcated from the host contract and carried at fair value. The fair value of the GMAV and GMWB requires significant management estimates and is based on the present value of expected benefits to be paid less the present value of fee income associated with the guarantees. The fair value estimate of the GMAV and GMWB guarantees include unobservable inputs such as management's estimate of contract holder behavior as well as such observable inputs as swap curves and market calibrated implied volatility. The valuation technique used to measure the fair value of embedded derivatives was modified during 2008, primarily with respect to the development of long-dated equity volatility assumptions and the discount rates applied to certain projected benefit payments. The Company also economically hedges these guarantees by utilizing both exchange traded and over-the-counter index options and exchange traded futures. Exchange traded index options and futures are marked to market using observable market quotes while over-the-counter index options are marked to market through matrix pricing that utilizes observable market inputs.

See Notes 2.8 and 8 for further discussion of GMAV and GMWB.

The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The GMAV and GMWB embedded derivatives are included in policyholder contract deposits and the index options are reported in derivative assets or derivative liabilities in the consolidated balance sheets. Changes in the fair value of derivatives are reported as part of net realized investment loss in the consolidated statements of income (loss).

SHORT-TERM INVESTMENTS

Short-term investments include interest-bearing money market funds, investment pools and other investments with original maturities within one year from the date of purchase.

2.4 CASH

Cash represents cash on hand and non-interest bearing demand deposits.

2.5 DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

Policy acquisition costs represent those costs, including commissions and certain marketing expenses that vary with and are primarily related to the acquisition of new business. Policy acquisition costs related to investment-type products are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits are composed of net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality and morbidity gains and losses. The Company uses a "reversion to the mean" methodology which allows the Company to maintain its long-term assumptions, while also giving consideration to the effect of deviations from these assumptions occurring in the current period. A DAC unlocking is performed when management determines that key assumptions (e.g. market return, surrender rates, etc.) should be modified. The DAC asset is recalculated using the new long-term assumptions. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry. Any resulting adjustment is included in earnings as an adjustment to DAC. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.5 DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS (CONTINUED)

The DAC for investment-type products is also adjusted with respect to estimated gross profits as a result of changes in the net unrealized gains or losses on fixed maturity securities and equity securities available for sale. Because fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on fixed maturity securities and equity securities available for sale that is credited or charged directly to accumulated other comprehensive income (loss).

The Company offers sales inducements, which include enhanced crediting rates or bonus payments to contract holders on certain annuity products. Sales inducements provided to the contract holders are primarily recognized as part of separate account liabilities in the consolidated balance sheet. The cost of sales inducements is deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, these bonus amounts must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the Company credits on similar contracts without these bonus amounts, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period.

The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, "Distribution Fee Revenue"). The Company amortizes these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

2.6 GOODWILL

Goodwill is the excess of the cost of an acquired business over the fair value of the identifiable net assets of the acquired business. Goodwill is tested for impairment annually, or more frequently if circumstances indicate an impairment may have occurred.

Within the insurance operations, $4.6 million of goodwill was impaired in the year ended December 31, 2008. With regard to asset management operations, $9.5 million of goodwill was impaired in the year ended December 31, 2009. Goodwill at December 31, 2008 is presented net of accumulated amortization of $11 million.

The impairment assessment involves a two-step process in which an initial assessment for potential impairment is performed and, if potential impairment is present, the amount of impairment is measured and recorded. Impairment is tested at the reporting unit level or, when all reporting units that comprise an operating segment have similar economic characteristics, impairment is tested at the operating segment level.

Management initially assesses the potential for impairment by estimating the fair value of each of the Company's reporting units or operating segments and comparing the estimated fair values with the carrying amounts of those reporting units, including allocated goodwill. The estimate of a reporting unit's fair value may be based on one or a combination of approaches including market-based earning multiples of the unit's peer companies, discounted future cash flows, external appraisals or, in the case of reporting units being considered for sale, third-party indications of fair value, if available. Management considers one or more of these estimates when determining the fair value of a reporting unit to be used in the impairment test.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.6 GOODWILL (CONTINUED)

If the estimated fair value of a reporting unit exceeds its carrying value, goodwill is not impaired. If the carrying value of a reporting unit exceeds its estimated fair value, goodwill associated with that reporting unit potentially is impaired. The amount of impairment, if any, is measured as the excess of the carrying value of goodwill over the estimated fair value of the goodwill. The estimated fair value of the goodwill is measured as the excess of the fair value of the reporting unit over the amounts that would be assigned to the reporting unit's assets and liabilities in a hypothetical business combination. An impairment charge is recognized in the statements of income (loss) to the extent of the excess.

2.7 SEPARATE ACCOUNT ASSETS AND LIABILITIES

The Company issues variable annuities for which the investment risk is generally borne by the contract holder, except with respect to amounts invested in the fixed-rate account options. The assets and liabilities resulting from the receipt of variable annuity deposits are segregated in separate accounts. The assets supporting the variable portion of variable annuities are carried at fair value and reported as separate account assets with an equivalent liability, in the consolidated balance sheet. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the statements of income (loss), comprehensive income
(loss), and cash flows. Amounts assessed against the contract holders for mortality, administrative, other services and certain features are included in variable annuity fees in the consolidated statement of income (loss).

2.8 POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees). Deposits collected on these products are not reflected as revenues in the Company's consolidated statements of income (loss), as they are recorded directly to contract holder liabilities upon receipt. Policyholder contract deposits also include the Company's liabilities for GMWB and GMAV, accounted for as embedded derivatives at fair value.

GMWB is a feature the Company began offering on certain variable annuity product in May of 2004. If available and elected by the contract holder at the time of contract issuance and subject to the specific provisions of the feature elected, this feature can provide a guaranteed annual withdrawal stream either for a specified period of time or for life, regardless of market performance. The amount of the guaranteed withdrawal stream is based off of a guaranteed benefit base, the amount of which is determined by the specific feature elected. The Company bears the risk that protracted under-performance of the financial markets and /or greater than expected longevity could result in GMWB benefits being higher than the underlying contract holder account balances and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

GMAV is a feature that was offered on certain variable annuity products from the third quarter of 2002 to May 2009. If available and elected by the contract holder at the time of contract issuance, this feature guarantees that the account value under the contract will at least equal the amount of deposits invested during the first ninety days of the contract, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The fair value of the liabilities for GMWB and GMAV requires significant management estimates and is based on the present value of expected benefits to be paid less the present value of fee income associated with the guarantees. The fair value estimate of the GMWB and GMAV guarantees include unobservable inputs such as management's estimate of contract holder behavior as well as such observable inputs as swap curves and market calibrated implied volatility. The valuation technique used to measure the fair value of embedded derivatives was modified during 2008, primarily with respect to the development of long-dated equity volatility assumptions and the discount rates applied to certain projected benefit payments. The changes in fair value of the liability for GMWB and GMAV are reported in net realized investment gain (loss) in the consolidated statements of income (loss).

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.9 FUTURE POLICY BENEFITS

Future policy benefits include the Company's liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB").

A GMDB feature is issued on a majority of the Company's variable annuity products. This feature provides that, upon the death of a contract holder, the contract holder's beneficiary will receive the greater of (i) the contract holder's account value, or (ii) a guaranteed minimum death benefit that varies by product and type of benefit elected by the contract holder. The Company bears the risk that death claims may exceed contract holder account balances, and that the fees collected under the contract and reinsurance recoveries are insufficient to cover the costs of the benefit to be provided.

Earnings enhancement benefits ("EEB") is a feature the Company offers on certain variable annuity products. For contract holders who elect the feature, the EEB provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums. The Company bears the risk that account values following favorable performance of the financial markets will result in greater EEB death claims and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

GMIB is a feature the Company offered on certain variable annuity products from 1998 to 2004. If included in the contract, GMIB provides a minimum fixed annuity payment guarantee after a specified waiting period. The Company bears the risk that the performance of the financial markets will not be sufficient for accumulated contract holder account balances to support GMIB benefits and that the fees collected under the contract and reinsurance recoveries are insufficient to cover the costs of the benefit to be provided.

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The EEB liability is determined each period end by estimating the expected value of the EEB and recognizing it ratably over the accumulation period based on total assessments. The GMIB liability is determined each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the GMDB, EEB and GMIB liability balance, with a related charge or credit to Policyholder benefits if actual experience or other evidence suggests that earlier assumptions should be revised.

2.10 NET INVESTMENT INCOME

Net investment income represents income primarily from the following sources in the Company's operations:

     - Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

     - Dividend income and distributions from common and preferred stock and other investments when receivable.

     - Realized and unrealized gains and losses from investments in trading securities accounted for at fair value.

     - Earnings from partnership investments accounted for under the equity method.

2.11 NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains and losses are determined by specific identification. The net realized investment gains and losses are generated primarily from the following sources:

     - Sales of fixed maturity and equity securities (except trading securities accounted for at fair value), securities lending invested collateral, investments in limited partnerships and other types of investments.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.11 NET REALIZED INVESTMENT GAINS AND LOSSES (CONTINUED)

     - Reductions to the cost basis of fixed maturity and equity securities (except trading securities accounted for at fair value) and other types of investments for other-than-temporary impairments.

     -    Changes in fair value of derivative assets and liabilities.

     - Exchange gains and losses resulting from foreign exchange transactions.

2.12 FEE INCOME

Fee income includes variable annuity policy fees, asset management fees, universal life insurance fees and surrender charges. Variable annuity policy fees are generally based on the market value of assets in the separate accounts supporting the variable annuity contracts. Fees for certain guarantees included in variable annuity policy fees are based on the amount used for determining the related guaranteed benefit (for example, a benefit base for a GMWB feature). Asset management fees include investment advisory fees and 12b-1 distribution fees and are based on the market value of assets managed in mutual funds and certain variable annuity portfolios by SAAMCo. Universal life insurance policy fees consist of mortality charges, up-front fees earned on deposits received and administrative fees, net of reinsurance premiums. Surrender charges are assessed on withdrawals occurring during the surrender charge period. All fee income is recorded as income when earned.

2.13 INCOME TAXES

Deferred income tax assets and payables are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in earnings in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in earnings.

2.14 SECURITIES LENDING COLLATERAL AND SECURITIES LENDING PAYABLE

On December 12, 2008, the Company terminated its securities lending activities (see Note 6 for additional information).

Securities lending collateral was invested in interest-bearing cash equivalents and fixed maturity securities, primarily floating-rate bonds. Securities lending collateral investments in fixed maturity securities were carried at fair value and accounted for in a manner consistent with other available-for-sale fixed maturity securities, and were evaluated for other-than-temporary impairment by applying the same criteria used for other fixed maturity securities. The Company's allocated portion of income earned on the invested collateral, net of interest repaid to the borrowers under the securities lending agreements and the related management fees paid to administer the program, was recorded as investment income in the consolidated statements of income (loss). The Company's allocated portion of any realized investment losses on the invested collateral was recorded in the consolidated statement of income (loss). The Company generally obtained and maintained cash collateral from securities borrowers at current market levels for the securities lent. During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather than as secured borrowings.

Since the Company terminated its securities lending activities on December 12, 2008, there were no securities subject to securities lending agreements on the consolidated balance sheets at December 31, 2009 or 2008.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.15 ACCOUNTING CHANGES

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2008:

FAIR VALUE MEASUREMENTS

In September 2006, the Financial Accounting Standards Board ("FASB") issued an accounting standard that defined fair value, established a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but did not change existing guidance about whether an asset or liability is carried at fair value. The standard also clarifies that an issuer's credit standing should be considered when measuring liabilities at fair value. The Company adopted the standard on January 1, 2008, its required effective date. The cumulative effect, net of taxes, of adopting the standard was a decrease in net income of $56.0 million, primarily due to the inclusion of explicit risk margins, where appropriate. See Note 3 for additional disclosures.

FAIR VALUE OPTION

In February 2007, the FASB issued an accounting standard that permits entities to choose to measure at fair value many financial instruments and certain other items that are not currently required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in earnings. The standard also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. The standard permits the fair value option election on an instrument-by-instrument basis for eligible items existing at the adoption date and at initial recognition of an asset or liability, or upon most events that gives rise to a new basis of accounting for that instrument. The Company adopted the new standard on January 1, 2008, its required effective date. The Company did not make any fair value measurement elections upon initial election of the standard.

FAIR VALUE OF FINANCIAL ASSETS IN INACTIVE MARKETS

In October 2008, the FASB issued an accounting standard that provides guidance clarifying certain aspects with respect to the fair value measurements of a security when the market for that security is inactive. The Company adopted this guidance in the third quarter of 2008. The effects of adopting this standard on the Company's consolidated financial condition and results of operations were not material.

AMENDMENT TO OTHER-THAN-TEMPORARY IMPAIRMENT GUIDANCE

In January 2009, the FASB issued an accounting standard that amends the impairment guidance on recognition of interest income and impairment on purchased beneficial interests that continue to be held by a transferor in securitized financial assets to achieve more consistent determination of whether an other-than-temporary impairment has occurred. The standard also retains and emphasizes the objective of an other-than-temporary impairment assessment and the related disclosure requirements related to the accounting for certain investments in debt and equity securities and other related guidance. The Company adopted this guidance effective in the fourth quarter of 2008. The effects of adopting the standard on the Company's consolidated financial condition and results of operations were not material.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2009:

DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

In March 2008, the FASB issued an accounting standard that requires enhanced disclosures about (i) how and why the Company uses derivative instruments, (ii) how derivative instruments and related hedged items are accounted for, and (iii) how derivative instruments and related hedged items affect the Company's consolidated financial condition, results of operations, and cash flows. The Company adopted the new standard on January 1, 2009. See Note 5 for related disclosures.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.15 ACCOUNTING CHANGES (CONTINUED)

SUBSEQUENT EVENTS

In May 2009, the FASB issued an accounting standard that requires disclosure of the date through which a company evaluated the need to disclose events that occurred subsequent to the balance sheet date and whether that date represents the date the financial statements were issued or were available to be issued. The Company adopted the new standard for the period ended June 30, 2009. The adoption of the new standard did not affect the Company's consolidated financial condition, results of operations or cash flows.

RECOGNITION AND PRESENTATION OF OTHER-THAN-TEMPORARY IMPAIRMENTS

In April 2009, the FASB issued an accounting standard that requires a company to recognize the credit component of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changed the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold until recovery. The standard does not change the recognition of other-than-temporary impairment for equity securities. The standard requires additional disclosures in interim and annual reporting periods for fixed maturity and equity securities. See Note 4 herein for the expanded disclosures.

The Company adopted the new standard on April 1, 2009 and recorded an after-tax cumulative effect adjustment to increase shareholder's equity by $33.3 million as of April 1, 2009, consisting of a decrease in accumulated deficit of $175.9 million and an increase to accumulated other comprehensive loss of $142.6 million, net of tax. The cumulative effect adjustment resulted in an increase of $221.2 million in the amortized cost of fixed maturity securities, which has the effect of significantly reducing the accretion of investment income over the remaining life of the underlying securities, beginning in the second quarter of 2009. The effect of the reduced investment income was offset, in part, by a decrease in the amortization of DAC and sales inducement assets.

The new standard is expected to reduce the level of other-than-temporary impairment charges recorded in earnings for fixed maturity securities due to the following required changes in the Company's accounting policy for other-than-temporary impairments:

     - Impairment charges for non-credit (e.g., severity) losses are no longer recognized in earnings;

     - The amortized cost basis of credit impaired securities will be written down through a charge to earnings to the present value of expected cash flows, rather than to fair value; and

     - For fixed maturity securities that are not deemed to be credit-impaired, the Company is no longer required to assert that it has the intent and ability to hold such securities to recovery to avoid an other-than-temporary impairment charge. Instead, an impairment charge through earnings is required only in situations where the Company has the intent to sell the fixed maturity security or it is more likely than not that the Company will be required to sell the security prior to recovery.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.15 ACCOUNTING CHANGES (CONTINUED)

The following table presents the components of the change in the Company's shareholder's equity at April 1, 2009 due to the adoption of the new accounting standard for other-than-temporary impairments.

                                                                      (Increase)                           Net Increase
                                                                     Decrease to   (Increase) Decrease    (Decrease) in
                                                                     Accumulated   to Accumulated Other   Shareholder's
                                                                       Deficit      Comprehensive Loss        Equity
                                                                     -----------   --------------------   -------------
                                                                                        (In millions)
Net effect of the increase in amortized cost of available for sale
   fixed maturity securities                                            $221              $(221)              $ --
Net effect of DAC and deferred sales inducements                         (41)                --                (41)
Net effect on deferred income tax asset                                   (4)                78                 74
                                                                        ----              -----               ----
Net increase (decrease) in the Company's shareholder's equity           $176              $(143)              $ 33
                                                                        ====              =====               ====

DETERMINING FAIR VALUE WHEN THE VOLUME AND LEVEL OF ACTIVITY FOR THE ASSET OR LIABILITY HAVE SIGNIFICANTLY DECREASED AND IDENTIFYING TRANSACTIONS THAT ARE NOT ORDERLY

In April 2009, the FASB issued an accounting standard that provides guidance for estimating fair value of assets and liabilities when the volume and level of activity for an asset or liability have significantly decreased and identifying circumstances that indicate a transaction is not orderly. The new standard also requires extensive additional fair value disclosures. The adoption of the new standard on April 1, 2009, did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

MEASURING LIABILITIES AT FAIR VALUE

In August 2009, the FASB issued an accounting standards update to clarify how the fair value measurement principles should be applied to measuring liabilities carried at fair value. The update explains how to prioritize market inputs in measuring liabilities at fair value and what adjustments to market inputs are appropriate for debt obligations that are restricted from being transferred to another obligor. The update was effective beginning October 1, 2009 for the Company. The adoption of the new standard update did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

INVESTMENTS IN CERTAIN ENTITIES THAT CALCULATE NET ASSET VALUE PER SHARE (OR ITS EQUIVALENT)

In September 2009, the FASB issued an accounting standards update that permits, as a practical expedient, a company to measure the fair value of an investment that is within the scope of the update on the basis of the net asset value per share of the investment (or its equivalent) if that value is calculated in accordance with fair value as defined by the FASB. The standard also requires enhanced disclosures. The new standard applies to investment companies that do not have readily determinable fair values such as certain hedge funds and private equity funds. The new standard was effective for interim and annual periods ending after December 15, 2009. The adoption of the new standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.15 ACCOUNTING CHANGES (CONTINUED)

FUTURE APPLICATIONS OF ACCOUNTING STANDARDS:

CONSOLIDATION OF VARIABLE INTEREST ENTITIES

In June 2009, the FASB issued an accounting standard that amends the rules addressing consolidation of variable interest entities with an approach focused on identifying which enterprise has the power to direct the activities of a variable interest entity that most significantly affect the entity's economic performance and has (i) the obligation to absorb losses of the entity or (ii) the right to receive benefits from the entity. The new standard also requires enhanced financial reporting by enterprises involved with variable interest entities. The new standard is effective for interim and annual periods beginning on January 1, 2010 for the Company. Earlier application is prohibited. The Company does not expect the effect of adopting this new standard on its consolidated financial condition, results of operations or cash flows to be material.

3. FAIR VALUE MEASUREMENTS

3.1 FAIR VALUE OF FINANCIAL INSTRUMENTS

Amounts related to the Company's financial instruments are as follows:

                                                     2009                 2008
                                              ------------------   ------------------
                                              Carrying     Fair    Carrying     Fair
                                                Value     Value      Value     Value
                                              --------   -------   --------   -------
                                                           (In millions)
ASSETS:
   Fixed maturity securities, available for
      sale                                     $ 1,888   $ 1,888    $ 1,960   $ 1,960
   Fixed maturity securities, trading               11        11         12        12
   Equity securities, available for sale             1         1         --        --
   Mortgage and other loans receivable             394       409        429       444
   Policy loans                                    128       128        151       151
   Mutual funds                                     18        18         16        16
   Partnerships (1)                                  4         4         --        --
   Derivative assets                               207       207        609       609
   Short-term investments                          784       784      1,407     1,407
   Accrued investment income                        35        35         39        39
   Separate account assets                      21,799    21,799     19,074    19,074
LIABILITIES:
   Policyholder contract deposits (2)          $ 2,493   $ 2,464    $ 4,179   $ 4,253
   Derivative liabilities                            7         7         --        --

(1) Carrying values presented herein differ from those presented in the consolidated balance sheets because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions excluded from the table above are not considered financial instruments.

(2) Net embedded derivatives within liability host contracts are presented within policyholder contract deposits.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.1 FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

FIXED MATURITY SECURITIES, EQUITY SECURITIES AND TRADING SECURITIES

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value fixed maturity and equity securities in its available for sale and trading portfolios. Market price data generally is obtained from third party pricing vendors.

The Company estimates the fair value of fixed maturity securities not traded in active markets by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer's industry, the security's rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For certain fixed maturity securities that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

The fixed maturity securities, trading portfolio consists of an interest in ML
II. At inception, the Company's economic interest in ML II was valued at the transaction prices of $14.9 million. Subsequently, the ML II interest is valued using a discounted cash flow methodology that uses the estimated future cash flows of the assets to which the ML II interest is entitled. The Company applies model-determined market discount rates to its interests. These discount rates are calibrated to the changes in the estimated asset values for the underlying assets commensurate with the Company's interests in the capital structure of the entity. Estimated cash flows and discount rates used in the valuation are validated, to the extent possible, using market observable information for securities with similar asset pools, structure and terms.

The fair value methodology used assumes the underlying collateral in the interest in ML II will continue to be held and generate cash flows into the foreseeable future and does not assume a current liquidation of the assets underlying the ML II interests. Other methodologies employed or assumptions made in determining fair value for these investments could result in amounts that differ significantly for the amounts reported.

Adjustments to the fair value of the Company's interest in ML II are recorded in net investment income. The Company's interest in ML II is included in fixed maturities, trading, at fair value.

MORTGAGE AND OTHER LOANS RECEIVABLE

Fair value for mortgage and other loans receivable is primarily determined by using discounted cash flow calculations based upon the Company's current incremental lending rates for similar type loans. Fair value for collateral, commercial and guaranteed loans is based principally on independent pricing services, broker quotes and other independent information.

POLICY LOANS

The fair values of the policy loans were not calculated as the Company believes it would have to expend excessive costs for the benefits derived.

MUTUAL FUNDS

Mutual funds consist of interests in registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.1 FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

PARTNERSHIPS

Partnerships included in the preceding table consist of those investments in which the Company holds less than five percent and carries at fair value. The remaining carrying value recognized in the consolidated balance sheets represents investments in other partnerships accounted for using the equity method which do not meet the definition of financial instruments for which fair value is required to be disclosed.

For the partnerships presented in the preceding table, the Company initially estimates the fair value of investments in certain private limited partnerships and certain hedge funds by reference to the transaction price. Subsequently, the Company obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which generally are audited annually. The Company considers observable market data and performs diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

DERIVATIVE ASSETS AND LIABILITIES

Derivative assets and liabilities can be exchange-traded or traded over the counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, third-party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Fair value measurements for freestanding derivatives incorporate counterparty credit risk by determining the explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty credit default swap spreads. The Company's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as cash collateral posted by the counterparty at the balance sheet date.

SHORT-TERM INVESTMENTS

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.1 FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

ACCRUED INVESTMENT INCOME

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization.

SEPARATE ACCOUNT ASSETS

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

POLICYHOLDER CONTRACT DEPOSITS

Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

The fair value of embedded derivatives contained in certain variable annuity contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on the Company's historical experience. Because of the dynamic and complex nature of the expected cash flows, risk neutral valuations are used. Estimating the underlying cash flows for these products involves many estimates and judgments, including those regarding expected market rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior. With the 2008 adoption of fair value measurements and disclosure standards, this methodology was not changed, with the exception of incorporating an explicit risk margin to take into consideration market participant estimates of projected cash flows and policyholder behavior. The valuation technique used to measure the fair value of embedded derivatives was modified during 2008, primarily with respect to the development of long-dated equity volatility assumptions and the discount rates applied to certain projected benefit payments.

3.2 ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

RECURRING FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing, able and knowledgeable market participants at the measurement date.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.2 ASSETS AND LIABILITIES MEASURED AT FAIR VALUE (CONTINUED)

Beginning January 1, 2008, assets and liabilities recorded at fair value in the consolidated balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below:

     - Level 1 - Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets via third party pricing vendors. The Company does not adjust the quoted price for such instruments.

     - Level 2 - Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

     - Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, the Company considers factors specific to the asset or liability.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.2 ASSETS AND LIABILITIES MEASURED AT FAIR VALUE (CONTINUED)

The following table presents information about assets and liabilities measured at fair value on a recurring basis and indicates the level of the fair value measurement based on the levels of the inputs used:

                                                    Level 1   Level 2   Level 3    Total
                                                    -------   -------   -------   -------
                                                               (In millions)
December 31, 2009
Assets:
   Fixed maturity securities, available for sale:
      U.S. government securities and government
         sponsored entities                         $    --    $   14     $ --    $    14
      Obligations of states, municipalities and
         political subdivisions                          --        25       --         25
      Corporate debt                                     --     1,373       35      1,408
      Residential mortgage-backed securities             --       219       82        301
      Commercial mortgage-backed securities              --        20       69         89
      Collateralized debt obligations                    --         3       37         40
      Other debt securities                              --        11       --         11
                                                    -------    ------     ----    -------
   Total fixed maturity securities, available for
      sale                                               --     1,665      223      1,888
   Fixed maturity securities, trading                    --        --       11         11
   Equity securities, available for sale                  1        --       --          1
   Mutual funds                                          18        --       --         18
   Partnerships (1)                                      --         3        1          4
   Derivative assets                                     93       114       --        207
   Short-term investments (2)                           159       492       --        651
   Separate account assets                           21,799        --       --     21,799
                                                    -------    ------     ----    -------
      Total                                         $22,070    $2,274     $235    $24,579
                                                    =======    ======     ====    =======
Liabilities:
   Policyholder contract deposits (3)               $    --    $   --     $477    $   477
   Derivative liabilities                                 7        --       --          7
                                                    -------    ------     ----    -------
      Total                                         $     7    $   --     $477    $   484
                                                    =======    ======     ====    =======

                                                    Level 1   Level 2   Level 3    Total
                                                    -------   -------   -------   -------
                                                               (In millions)
December 31, 2008
Assets:
   Fixed maturity securities, available for sale    $    --    $1,799    $  161   $ 1,960
   Fixed maturity securities, trading                    --        --        12        12
   Mutual funds                                          16        --        --        16
   Derivative assets                                    156       453        --       609
   Short-term investments (2)                            --       821        --       821
   Separate account assets                           19,074        --        --    19,074
                                                    -------    ------    ------   -------
      Total                                         $19,246    $3,073    $  173   $22,492
                                                    =======    ======    ======   =======
Liabilities:
   Policyholder contract deposits (3)               $    --    $   --    $1,907   $ 1,907
                                                    =======    ======    ======   =======

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.2 ASSETS AND LIABILITIES MEASURED AT FAIR VALUE (CONTINUED)

(1) Amounts presented for partnerships in the tables above differ from the amounts presented in the consolidated balance sheets as these tables only include partnerships carried at estimated fair value on a recurring basis.

(2) Amounts exclude short-term investments that are carried at cost, which approximate fair value of $133 million and $586 million at December 31, 2009 and 2008, respectively.

(3) Amount presented for policyholder contract deposits in the tables above differ from the amounts presented in the consolidated balance sheets as these tables only include the GMWB and GMAV embedded derivatives which are measured at estimated fair value on a recurring basis.

At December 31, 2009 and 2008, Level 3 assets were 0.9 percent and 0.7 percent of total assets and Level 3 liabilities were 1.8 percent and 7.6 percent of total liabilities, respectively.

The following table present changes during the years ended December 31, 2009 and 2008 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in the consolidated statements of income (loss) during the years ended December 31, 2009 and 2008 related to the Level 3 assets and liabilities that remained in the consolidated balance sheets at December 31, 2009 and 2008:

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.2 ASSETS AND LIABILITIES MEASURED AT FAIR VALUE (CONTINUED)

                                          Net Realized                                                     Changes in
                                               and                      Purchases,                         Unrealized
                                           Unrealized                      Sales,                             Gains
                                              Gains      Accumulated     Issuances                         (Losses) on
                               Balance -    (Losses)        Other          and                  Balance -  Instruments
                               Beginning   Included in  Comprehensive  Settlements,               End of   Held at End
                               of Period  Earnings (1)  Income (Loss)       Net      Transfers    Period    of Period
                               ---------  ------------  -------------  ------------  ---------  ---------  -----------
December 31, 2009
Assets:
   Fixed maturity securities,
      available for sale:
      Corporate debt             $   35     $    (5)         $ 7           $ (8)        $ 6       $ 35         $--
      Residential
         mortgage-backed
         securities                  90         (58)          42            (13)         21         82          --
      Commercial
         mortgage-backed
         securities                   7          (8)           7             --          63         69          --
      Collateralized debt
         obligations                 29          (2)          13             (1)         (2)        37          --
                                 ------     -------          ---           ----         ---       ----         ---
   Total fixed maturity
      securities, available
      for sale                      161         (73)          69            (22)         88        223          --
   Fixed maturity securities,
      trading                        12          (1)          --             --          --         11          --
   Partnerships                      --          --           --             --           1          1          --
                                 ------     -------          ---           ----         ---       ----         ---
Total                            $  173     $   (74)         $69           $(22)        $89       $235         $--
                                 ======     =======          ===           ====         ===       ====         ===
Liabilities:
   Policyholder contract
      deposits                   $1,907     $(1,430)         $--           $ --         $--       $477         $--
                                 ======     =======          ===           ====         ===       ====         ===

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.2 ASSETS AND LIABILITIES MEASURED AT FAIR VALUE (CONTINUED)

                                          Net Realized                                                     Changes in
                                               and                      Purchases,                         Unrealized
                                           Unrealized                      Sales,                             Gains
                                              Gains      Accumulated     Issuances                         (Losses) on
                               Balance -    (Losses)        Other          and                  Balance -  Instruments
                               Beginning   Included in  Comprehensive  Settlements,               End of   Held at End
                               of Period  Earnings (1)  Income (Loss)       Net      Transfers    Period    of Period
                               ---------  ------------  -------------  ------------  ---------  ---------  -----------
December 31, 2008
Assets:
   Fixed maturity securities,
      available for sale          $216      $   (40)        $(22)          $(56)        $63       $  161       $--
   Fixed maturity securities,
      trading                       --           (3)          --             15          --           12        --
                                  ----      -------         ----           ----         ---       ------       ---
Total                             $216      $   (43)        $(22)          $(41)        $63       $  173       $--
                                  ====      =======         ====           ====         ===       ======       ===
Liabilities:
   Policyholder contract
      deposits                    $ 53      $(1,854)        $ --           $ --         $--       $1,907       $--
                                  ====      =======         ====           ====         ===       ======       ===

(1) Net realized and unrealized gains (losses) related to the Level 3 items shown above are reported in net realized investment gains (losses) in the consolidated statements of income (loss), except for fixed maturity securities, trading which are reported in net investment income in the consolidated statements of income (loss).

Both observable and unobservable inputs may be used to determine the fair values of positions classified in level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2009 and 2008 may include changes in fair value that were attributable to both observable and unobservable inputs.

Changes in the fair value of separate account assets are completely offset in the consolidated statements of income (loss) and comprehensive income (loss) by changes in separate account liabilities, which are not carried at fair value and therefore not included in the tables above.

FAIR VALUE OPTION - FIXED MATURITY SECURITIES, TRADING

The Company may choose to measure at fair value many financial instruments and certain other assets and liabilities that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in earnings.

The Company elected to account for its economic interest in ML II at fair value. The Company recorded losses of $0.4 million and $3.2 million in the years ended December 31, 2009 and 2008, respectively, to reflect the change in the fair value of its interest in ML II, which were reported as a component of net investment income in the consolidated statements of income (loss).

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.2 ASSETS AND LIABILITIES MEASURED AT FAIR VALUE (CONTINUED)

FAIR VALUE MEASUREMENTS ON A NON-RECURRING BASIS

The Company also measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include mortgage and other loans receivable and goodwill. The Company uses a variety of techniques to measure the fair value of these assets when appropriate, as described below.

MORTGAGE AND OTHER LOANS RECEIVABLE

When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in earnings. In such cases, the Company measures the fair value of these assets using the techniques discussed above for mortgage and other loans receivable.

GOODWILL

The Company tests goodwill for impairment whenever events or changes in circumstances indicate the carrying amount of goodwill may not be recoverable, but at least annually. When the Company determines goodwill may be impaired, the Company uses techniques that consider market-based earnings multiples of the unit's peer companies or discounted cash flow techniques based on the price that could be received in a current transaction to sell the asset assuming the asset would be used with other assets as a group (in-use premises).

4. INVESTMENTS

4.1 FIXED MATURITY AND EQUITY SECURITIES, AVAILABLE FOR SALE

The cost or amortized cost, gross unrealized gains and losses and estimated fair value of fixed maturity and equity securities available for sale by major category follow:

                                                                                                Other-Than-
                                             Cost or       Gross        Gross                    Temporary
                                            Amortized   Unrealized   Unrealized                 Impairments
                                               Cost        Gains       Losses     Fair Value     in AOCI
                                            ---------   ----------   ----------   ----------   -----------
                                                                      (In millions)
December 31, 2009
U.S. government securities and government
   sponsored entities                         $   13        $ 1        $  --        $   14        $ --
Obligations of states, municipalities and
   political subdivisions                         25         --           --            25          --
Corporate debt                                 1,344         75          (11)        1,408           2
Residential mortgage-backed securities           394          7         (100)          301         (46)
Commercial mortgage-backed securities            164          2          (77)           89          (4)
Collateralized debt obligations                   48         --           (8)           40          (1)
Other debt securities                             18         --           (7)           11          --
                                              ------        ---        -----        ------        ----
   Total fixed maturity securities             2,006         85         (203)        1,888         (49)
Equity securities                                  1         --           --             1          --
                                              ------        ---        -----        ------        ----
   Total                                      $2,007        $85        $(203)       $1,889        $(49)
                                              ======        ===        =====        ======        ====

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.1 FIXED MATURITY AND EQUITY SECURITIES, AVAILABLE FOR SALE (CONTINUED)

                                                                                           Other-Than-
                                             Cost or       Gross        Gross               Temporary
                                            Amortized   Unrealized   Unrealized    Fair    Impairments
                                               Cost        Gains       Losses      Value     in AOCI
                                            ---------   ----------   ----------   ------   -----------
                                                                   (In millions)
December 31, 2008
U.S. government securities and government
   sponsored entities                         $   14        $ 2        $  --      $   16       $--
Obligations of states, municipalities and
   political subdivisions                         48         --           --          48        --
Corporate debt                                 1,518         13         (118)      1,413        --
Residential mortgage-backed securities           403          4          (57)        350        --
Commercial mortgage-backed securities            115         --          (29)         86        --
Collateralized debt obligations                   43         --           (6)         37        --
Other debt securities                             19         --           (9)         10        --
                                              ------        ---        -----      ------       ---
   Total fixed maturity securities             2,160         19         (219)      1,960        --
Equity securities                                 --         --           --          --        --
                                              ------        ---        -----      ------       ---
   Total                                      $2,160        $19        $(219)     $1,960       $--
                                              ======        ===        =====      ======       ===

The following tables summarize the Company's gross unrealized losses and estimated fair values on fixed maturity and equity securities available for sale, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2009 and 2008:

                                   Less than 12
                                      Months          12 Months or More          Total
                                ------------------   ------------------   ------------------
                                 Fair   Unrealized    Fair   Unrealized    Fair   Unrealized
                                Value      Loss      Value      Loss      Value      Loss
                                -----   ----------   -----   ----------   -----   ----------
                                                        (In millions)
December 31, 2009
Corporate debt                   $287      $  5       $114       $ 6       $401      $ 11
Mortgage-backed, asset-backed
   and collateralized
   securities                     168       137        122        48        290       185
Other debt securities              --        --         11         7         11         7
                                 ----      ----       ----       ---       ----      ----
Total                            $455      $142       $247       $61       $702      $203
                                 ====      ====       ====       ===       ====      ====

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.1 FIXED MATURITY AND EQUITY SECURITIES, AVAILABLE FOR SALE (CONTINUED)

                                      Less than 12
                                         Months          12 Months or More          Total
                                   ------------------   ------------------   -------------------
                                    Fair   Unrealized    Fair   Unrealized    Fair    Unrealized
                                   Value      Loss      Value      Loss       Value      Loss
                                   -----   ----------   -----   ----------   ------   ----------
                                                           (In millions)
December 31, 2008
U.S. government and government
   sponsored entities               $  6      $ --       $ --       $--      $    6      $ --
Corporate debt                       738        74        312        44       1,050       118
Mortgage-backed, asset-backed
   and collateralized securities     201        80         41        12         242        92
Other debt securities                 10         9         --        --          10         9
                                    ----      ----       ----       ---      ------      ----
Total                               $955      $163       $353       $56      $1,308      $219
                                    ====      ====       ====       ===      ======      ====

As of December 31, 2009, the Company held 189 individual fixed maturity securities that were in an unrealized loss position, of which 78 individual securities were in a continuous unrealized loss position for longer than twelve months.

The Company did not recognize in earnings the unrealized losses on these fixed maturity securities at December 31, 2009 because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Furthermore, management expects to recover the entire amortized cost basis of these securities. In performing this evaluation, management considered the recovery periods for securities in previous periods of broad market declines. For fixed maturity securities with significant declines, management performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other market available data.

The amortized cost and estimated fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2009 were as follows:

                                                               Cost or
                                                              Amortized    Fair
                                                                 Cost      Value
                                                              ---------   ------
                                                                 (In millions)
Due in one year or less                                         $   95    $   97
Due after one year through five years                              591       620
Due after five years through ten years                             577       592
Due after ten years                                                184       189
Mortgage-backed, asset-backed and collateralized securities        559       390
                                                                ------    ------
   Total fixed maturity securities, available for sale          $2,006    $1,888
                                                                ======    ======

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity.

At December 31, 2009, the Company's investments included five investments in a single entity that exceeded 10 percent of the Company's consolidated shareholder's equity. The investments include one money market fund, two partnerships, one mortgage backed security, and one short-term money market pool. At December 31, 2008, the Company's investments included five investments in a single entity that exceeded 10% of the Company's shareholder's equity. These investments included two partnerships, two mortgage backed securities, and one short-term money market pool.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.1 FIXED MATURITY AND EQUITY SECURITIES, AVAILABLE FOR SALE (CONTINUED)

At December 31, 2009, $9.5 million of fixed maturity securities, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

Included in the fixed maturity securities available for sale at December 31, 2009 is a bond carried at fair value of $10.9 million that was issued by an affiliate.

At December 31, 2009, fixed maturity securities included $165 million of securities not rated investment grade.

At December 31, 2009, the carrying value, which approximates its estimated fair value, of all investments in default as to the payment of principal or interest totaled $7.5 million.

4.2 FIXED MATURITY SECURITIES, TRADING

On December 12, 2008, the Company and certain other wholly owned U.S. life insurance company subsidiaries of American International Group sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of RMBS. In exchange for the RMBS, the life insurance companies received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1 billion plus a participation in the residual, each of which is subordinated to the repayment of a loan from the Federal Reserve Bank of New York ("New York Fed") to ML II.

Neither American International Group nor the Company have any control rights over ML II. The Company has determined that ML II is a variable interest entity ("VIE") and the Company is not the primary beneficiary. The transfer of RMBS to ML II has been accounted for as a sale. The Company has elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. This interest is reported in fixed maturity securities, trading, with changes in fair value reported as a component of net investment income. See Note 3 herein for further discussion of the Company's fair value methodology and the valuation of ML II.

Net unrealized (losses) included in the consolidated statements of income (loss) from fixed maturity securities classified as trading securities in 2009 and 2008 were $0.4 million and $3.2 million, respectively.

See Note 6 herein for additional information regarding the Securities Lending Program and the sale of the RMBS to ML II.

4.3 MORTGAGE AND OTHER LOANS RECEIVABLE

At December 31, 2009, the Company had direct commercial mortgage loan exposure of $393.7 million, all of which representing U.S. loan exposure. At that date, substantially all of the U.S. loans were current.

                   Number                                                                               Percent
                     of                                                       Multi-   Mobile              of
State               Loans   Amount *   Office   Retail   Industrial   Hotel   Family    Homes   Other    Total
-----              ------   --------   ------   ------   ----------   -----   ------   ------   -----   -------
                                                       (Dollars in millions)
California            10      $131      $ 35      $ 6        $57       $10      $ 2      $--     $21      32.67
Hawaii                 1        45        --       --         --        45       --       --      --      11.22
Indiana                2        38        20       --         --        --       --       18      --       9.48
Michigan               4        36        --       --          4        --       22       10      --       8.98
Arizona                2        30        20       --         --        --       --       10      --       7.48
All other states      16       121        52        4         13        27       25       --      --      30.17
                     ---      ----      ----      ---        ---       ---      ---      ---     ---    -------
Total                 35      $401      $127      $10        $74       $82      $49      $38     $21    $100.00
                     ===      ====      ====      ===        ===       ===      ===      ===     ===    =======

*    Excludes portfolio valuation allowance

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.3 MORTGAGE AND OTHER LOANS RECEIVABLE (CONTINUED)

The Company's mortgage and other loans receivable valuation allowance activity are as follows:

                                            2009
                                       -------------
                                       (In millions)
Allowance, beginning of year                $--
   Additions to allowance for losses          7
   Charge-offs, net of recoveries            --
                                            ---
Allowance, end of period                    $ 7
                                            ===

The Company did not have any mortgage and other loans receivable valuation allowance activity during the years ended December 31, 2008 and 2007.

The Company did not impair any mortgage and other loans receivable during the years ended December 31, 2009 and 2008.

4.4 PARTNERSHIPS

Investments in partnerships totaled $172.5 million and $138.8 million at December 31, 2009 and 2008, respectively, and were comprised of seven partnerships and four partnerships, respectively. These partnerships consist primarily of hedge funds and are managed by independent money managers who invest in equity securities, fixed maturity securities and real estate. The risks generally associated with these partnerships include those related to their underlying investments (i.e. equity securities, debt securities and real estate), plus a level of illiquidity, which is mitigated, to some extent, by the existence of contractual termination /withdrawal provisions.

4.5 INVESTMENT INCOME

Investment income by type of investment was as follows for the years ended December 31:

                                       2009   2008   2007
                                       ----   ----   ----
                                          (In millions)
Short-term investments                 $  3   $ 20   $ 13
Fixed maturity securities               129    182    215
Mortgage and other loans receivable      27     29     35
Policy loans                             10     12     12
Equity securities                        --     --      1
Partnerships                             37    (56)     7
Securities lending invested collateral   --     --      2
Other investment income                   4     (3)     2
                                       ----   ----   ----
   Total investment income              210    184    287
Less: investment expenses                (2)    (2)    (2)
                                       ----   ----   ----
   Net investment income               $208   $182   $285
                                       ====   ====   ====

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.6 NET REALIZED INVESTMENT GAIN (LOSS)

Realized gains (losses) by type of investment were as follows for the years ended December 31:

                                                                  2009      2008     2007
                                                                -------   -------   -----
                                                                      (In millions)
Sales of fixed maturities:
   Gross gains                                                  $    12   $   211   $  6
   Gross losses                                                     (12)     (261)    (8)
Partnership and other invested assets:                               --         9     (1)
Derivative asset and liabilities:
   Gross gains                                                      376     1,298    139
   Gross losses                                                  (1,480)     (248)   (46)
Embedded Derivatives                                              1,430    (1,854)   (99)
Securities lending collateral, including other-than-temporary
   impairments                                                       --       (75)    (4)
Other-than-temporary impairments:
   Total other-than-temporary impairments on available for
      sale securities                                              (159)     (642)   (51)
   Portion of other-than-temporary impairments on available
      for sale fixed maturity securities recognized in
      accumulated other comprehensive income (loss)                  35        --     --
                                                                -------   -------   ----
Net other-than-temporary impairments on available for sale
   securities recognized in net income (loss)                      (124)     (642)   (51)
Other-than-temporary impairments on all other investments            (8)       --     --
                                                                -------   -------   ----
Net realized investment gain (loss)                             $   194   $(1,562)  $(64)
                                                                =======   =======   ====

The following table presents a rollforward of the credit impairments recognized in earnings for available for sale fixed maturity securities held by the Company for the nine months ended December 31, 2009:

                                                                (In millions)
                                                                -------------
Balance, March 31, 2009                                             $(115)
   Increases due to:
      Credit losses remaining in accumulated deficit related
         to the adoption of new other-than-temporary
         impairment standard                                           --
      Credit impairments on new securities subject to
         impairment losses                                             (8)
      Additional credit impairments on previously impaired
         securities                                                   (43)
   Reductions due to:
      Credit impaired securities fully disposed for which
         there was no prior intent or requirement to sell               9
      Credit impaired securities for which there is a current
         intent or anticipated requirement to sell                     --
      Accretion on securities previously impaired due to
         credit                                                         2
                                                                    -----
Balance, December 31, 2009                                          $(155)
                                                                    =====

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk and equity market risk. See Notes 2 and 3 for further discussion on derivative financial instruments.

The following table presents the notional amount and gross fair value of derivative financial instruments, by their underlying risk exposure, excluding embedded derivatives, held at:

                                                        Derivative Assets     Derivative Liabilities
                                                     ----------------------   ----------------------
                                                      Notional       Fair      Notional      Fair
                                                     Amount (1)   Value (2)   Amount (1)   value (2)
                                                     ----------   ---------   ----------   ---------
                                                                      (In millions)
December 31, 2009
Derivatives not designated as hedging instruments:
   Interest rate contracts                             $   75        $  2        $ --         $--
   Foreign exchange contracts                              17           2          --          --
   Equity contracts                                     2,058         203         312          (7)
                                                       ------        ----        ----         ---
Total derivatives not designated as hedging
   instruments                                          2,150         207         312          (7)
                                                       ------        ----        ----         ---
Total derivative instruments                           $2,150        $207        $312         $(7)
                                                       ======        ====        ====         ===


                                                        Derivative Assets     Derivative Liabilities
                                                     ----------------------   ----------------------
                                                      Notional       Fair      Notional       Fair
                                                     Amount (1)   Value (2)   Amount (1)   value (2)
                                                     ----------   ---------   ----------   ---------
                                                                      (In millions)
December 31, 2008
Derivatives not designated as hedging instruments:
   Interest rate contracts                             $ 2,363      $  43         $--        $--
   Foreign exchange contracts                               20          3          --         --
   Equity contracts                                      3,542        563          --         --
                                                       -------      -----         ---        ---
Total derivatives not designated as hedging
   instruments                                           5,925        609          --         --
                                                       -------      -----         ---        ---
Total derivative instruments                           $ 5,925      $ 609         $--        $--
                                                       =======      =====         ===        ===

(1) Notional or contractual amounts of derivative financial instruments represent a standard of measurement of the volume of derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded on the consolidated balance sheets. Notional amounts generally represent the amounts used to calculate contractual cash flows to be exchanged and are only paid or received for certain contracts, such as currency swaps.

(2) See Note 3 for additional information regarding the Company's fair value measurement of derivative instruments.

The Company has taken positions in certain derivative financial instruments in order to eliminate the impact of changes in interest rates or equity markets on cash flows or certain policyholder liabilities. Financial instruments used by the Company for such purposes include interest rate swaps, index options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds). The Company has determined that its derivative financial instruments do not qualify for hedge accounting. As a result, all of the Company's derivatives are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

Interest rate or foreign currency swap agreements are agreements to exchange with a counterparty, at specified intervals, interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) or in different currencies, based on an underlying principal balance (notional amount). Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each interest payment due date, which is included in the consolidated statements of income (loss).

Index options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation, either to purchase or sell a financial instrument at a specified price within a specified period of time. The Company has purchased cash settled put and call options on the S&P 500 index to offset the risk of certain guarantees of annuity policy values.

Futures contracts are agreements between two parties that commit one party to purchase and the other to sell a particular commodity or financial instrument at a price determined on the final settlement day of the contract. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The Company uses futures contracts on U.S. treasury notes, U.S. treasury bonds to offset the risk of certain guarantees on annuity policy values.

The Company recorded the following change in value of its derivative financial instruments, including periodic net coupon settlements, change in value of its embedded derivatives and gains and losses on sales of derivatives, in net realized investment gains (losses) in the consolidated statements of income
(loss):

                                                       2009      2008
                                                     -------   -------
                                                       (In millions)
Derivatives not designated as hedging instruments:
   Interest rate contracts                           $  (172)  $   (35)
   Foreign exchange contracts                             (1)       --
   Equity contracts                                     (931)    1,085
                                                     -------   -------
Total derivatives not designated as hedging
   instruments                                        (1,104)    1,050
Embedded derivatives                                   1,430    (1,854)
                                                     -------   -------
Total derivative instruments                         $   326   $  (804)
                                                     =======   =======

The Company issues certain variable annuity products which contain guaranteed provisions that are considered embedded derivatives. The fair value of these embedded derivatives are reflected in policyholder contract deposits on the consolidated balance sheet. The changes in fair value of the embedded derivatives are reported in net realized investment gains (losses) in the consolidated statement of income (loss).

The Company is exposed to potential credit-related losses in the event of nonperformance by counterparties to financial instruments. At December 31, 2009 and 2008, the Company had $37.6 million and $89.2 million, respectively, of net derivative assets outstanding with AIG Financial Products Corp., an affiliated company. The credit exposure of the Company's derivative financial instruments is limited to the fair value of contracts that are favorable to the Company at the reporting date.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6. SECURITIES LENDING PROGRAM

SECURITIES LENDING

The Company and certain other wholly owned insurance company subsidiaries of American International Group historically participated in American International Group's U.S. securities lending program (the "Securities Lending Program"), which was managed by an affiliated agent, AIG Securities Lending Corp. (the "Agent") and an affiliated investment advisor for the benefit of the insurance company participants (collectively, "the Participants").

During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather than secured borrowings.

On December 12, 2008, the Securities Lending Program was terminated, following the sale of long-term investments held by the Agent in the Securities Lending Program's collateral account and the settlement of all outstanding securities lending transactions. Prior to the termination of the Securities Lending Program, the Participants recognized realized capital losses on other-than-temporary impairments and sales of the long-term investments. American International Group made capital contributions to the Participants, which were funded directly to the Securities Lending Program's collateral account, and which largely offset the obligations of the Participants to contribute to the collateral account their pro rata share of any investment losses incurred.

The Company recorded the following amounts in 2008 related to the Securities Lending Program:

                                                                   (In millions)
                                                                   -------------
Realized losses on securities lending collateral:
   Net realized losses on sale to Maiden Lane II LLC                   $ (33)
   Net realized losses on all other asset sales                          (42)
   Realized losses due to other-than-temporary declines in value        (350)
                                                                       -----
      Total                                                            $(425)
                                                                       =====
Net realized gains (losses) related to lent securities with
   insufficient collateral:
   Deemed sales of lent securities                                     $ (30)
   Forward purchase commitments                                          (18)
                                                                       -----
      Total                                                            $ (48)
                                                                       =====

At December 31, 2008, the Company's assets included undistributed funds held in the Securities Lending Program collateral account and a receivable from affiliate for amounts due the Company from the Agent. The Company received settlement of the following amounts during 2009, and terminated its securities lending agency agreement with the Agent effective as of December 31, 2009:

                                                  December   December
                                                  31, 2009   31, 2008
                                                  --------   --------
                                                     (In millions)
Undistributed Securities Lending Program assets      $--        $3
Receivable from affiliated Agent                     $--        $3

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6. SECURITIES LENDING PROGRAM (CONTINUED)

MAIDEN LANE II

On December 12, 2008, in conjunction with the termination of the Securities Lending Program, American International Group, the Participants and the Agent entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with ML II, a Delaware limited liability company whose sole member is the New York Fed. Pursuant to the Asset Purchase Agreement, the Participants sold to ML II all of their undivided interests in a pool of $39.3 billion par amount of RMBS held in the Securities Lending Program's collateral account. In exchange for the RMBS, the Participants received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price, as described below. The total purchase price was based on the fair value of the RMBS as of October 31, 2008, and the Participants recognized a realized loss of $2.2 billion on the transaction. The amount of the initial payment and the deferred contingent portions of the total purchase price were allocated among the Participants based on their respective ownership interests in the pool of RMBS as of September 30, 2008.

Pursuant to a credit agreement, the New York Fed, as senior lender, made a loan to ML II (the "ML II Senior Loan") in the aggregate amount of $19.5 billion (such amount being the cash purchase price of the RMBS payable by ML II on the closing date after certain adjustments, including payments on RMBS for the period between the transaction settlement date of October 31, 2008 and the closing date of December 12, 2008). The ML II Senior Loan is secured by a first priority security interest in the RMBS and all property of ML II, bears interest at a rate per annum equal to one-month LIBOR plus one percent and has a stated six-year term, subject to extension by the New York Fed at its sole discretion. After the Senior Loan has been repaid in full, to the extent there are sufficient net cash proceeds from the RMBS, the Participants will be entitled to receive from ML II a portion of the deferred contingent purchase price in the amount of up to $1.0 billion plus interest that accrues from the closing date and is capitalized monthly at the rate of one-month LIBOR plus three percent. Upon payment in full of the ML II Senior Loan and the accrued distributions on the Participants" fixed portion of the deferred contingent purchase price, all remaining amounts received by ML II will be paid five-sixths to the New York Fed as contingent interest and one-sixth to the Participants as remaining deferred contingent purchase price. The New York Fed will have sole control over ML II and the sales of the RMBS by ML II so long as the New York Fed has any interest in the Senior Loan.

7. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

The following table summarizes the activity in deferred policy acquisition costs:

                                                        Years ended
                                                        December 31,
                                                      ---------------
                                                       2009     2008
                                                      ------   ------
                                                       (In millions)
Balance at beginning of year                          $1,134   $1,430
Deferrals                                                 79      212
Accretion of interest/amortization                         2     (198)
Effect of net unrealized loss on securities               --       (3)
Effect of realized (gains) losses on securities (1)     (268)     371
Effect of unlocking assumptions used in estimating
   future gross profits (2)
                                                        (294)    (678)
                                                      ------   ------
Balance at end of year                                $  653   $1,134
                                                      ======   ======

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS (CONTINUED)

(1) In 2009, includes a decrease of $36.2 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard.

(2) The Company adjusts amortization of deferred acquisition costs when the assumptions underlying the estimates of current or future gross profits to be realized are revised. The Company reviews the assumptions at least annually. The 2009 amounts primarily were the result of reductions in the long-term growth rate assumptions and deteriorating equity market conditions early in the year. The 2008 amounts primarily resulted from difficult market conditions and adverse policyholder behavior. As a result of the difficult market conditions in 2008 and 2009, the long-term separate account growth rate assumption was changed to 7.5 percent from 10 percent.

The annuity operations defer enhanced crediting rates or bonus payments to contract holders on certain of its products ("Bonus Payments"). The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature. The following table summarizes the activity in these deferred expenses:

                                                                 Bonus    Distribution
                                                               Payments       Costs      Total
                                                               --------   ------------   -----
                                                                        (In millions)
AT DECEMBER 31, 2009:
Balance at beginning of year                                     $179         $ 28        $207
Deferrals                                                          11            7          18
Accretion of interest/amortization                                  3          (14)        (11)
Effect of realized (gains) losses on securities (1)               (49)          --         (49)
Effect of unlocking assumptions used in estimating future
   gross profits (2)                                              (50)          --         (50)
                                                                 ----         ----        ----
Balance at end of year                                           $ 94         $ 21        $115
                                                                 ====         ====        ====

                                                                 Bonus    Distribution
                                                               Payments       Costs      Total
                                                               --------   ------------   -----
                                                                        (In millions)
AT DECEMBER 31, 2008:
Balance at beginning of year                                     $ 220        $ 37       $ 257
Deferrals                                                           45           9          54
Accretion of interest/amortization                                  (4)        (19)        (23)
Effect of realized (gains) losses on securities                     69          --          69
Effect of unlocking of assumptions used in estimating future
   gross profits (2)                                              (150)         --        (150)
                                                                 -----        ----       -----
Balance at end of year                                           $ 180        $ 27       $ 207
                                                                 =====        ====       =====

(1) In 2009, includes a decrease of $5.1 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard.

(2) The Company adjusts amortization of deferred sales inducements when the assumptions underlying the estimates of current or future gross profits to be realized are revised. The Company reviews the assumptions at least annually. The 2009 amounts primarily were the result of reductions in the long-term growth rate assumptions and deteriorating equity market conditions early in the year. The 2008 amounts primarily resulted from difficult market conditions and adverse policyholder behavior. As a result of the difficult market conditions in 2008 and 2009, the long-term separate account growth rate assumption was changed to 7.5 percent from 10 percent.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8. POLICYHOLDER CONTRACT DEPOSITS AND FUTURE POLICY BENEFITS

Future policy benefits and policyholder contract deposit liabilities were as follows at December 31:

                                   2009     2008
                                  ------   ------
                                   (In millions)
Policyholder contract deposits:
   Annuities                      $2,518   $4,203
   Universal life                  1,172    1,250
   Other contract deposits            27       31
                                  ------   ------
                                  $3,717   $5,484
                                  ======   ======
Future policy benefits:
   Annuities                      $  424   $  384
                                  ======   ======

Details concerning the Company's guaranteed benefit exposures are as follows:

                                                                                       Highest Specified
                                                                                      Anniversary Account
                                                                     Return of Net        Value Minus
                                                                    Deposits Plus a     Withdrawals Post
                                                                     Minimum Return       Anniversary
                                                                    ---------------   -------------------
                                                                            (Dollars in millions)
AT DECEMBER 31, 2009:
In the event of death (GMDB and EEB):
   Net account value                                                   $8,022               $10,928
   Net amount at risk (a)                                               1,294                 1,991
   Average attained age of contract holders                                69                    69
   Range of guaranteed minimum return rates (GMDB)                      0%-5%                     0%
At annuitization (GMIB):
   Net account value                                                   $1,723
   Net amount at risk (b)                                                  73
   Weighted average period remaining until earliest annuitization         1.3 years
   Range of guaranteed minimum return rates                             0%-6.5%
Accumulation at specified date (GMAV):
   Account value                                                       $1,375
   Net amount at risk (c)                                                  37
   Weighted average period remaining until guaranteed payment             4.9 years
Annual withdrawals at specified date (GMWB):
   Account value                                                       $7,287
   Net amount at risk (d)                                               1,096
   Weighted average period remaining until guaranteed payment            18.2 years

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8. POLICYHOLDER CONTRACT DEPOSITS AND FUTURE POLICY BENEFITS (CONTINUED)

                                                                                       Highest Specified
                                                                                      Anniversary Account
                                                                     Return of Net        Value Minus
                                                                    Deposits Plus a     Withdrawals Post
                                                                     Minimum Return       Anniversary
                                                                    ---------------   -------------------
                                                                            (Dollars in millions)
AT DECEMBER 31, 2008:
In the event of death (GMDB and EEB):
   Net account value                                                   $7,202                $9,370
   Net amount at risk (a)                                               2,606                 4,361
   Average attained age of contract holders                                68                    66
   Range of guaranteed minimum return rates (GMDB)                      0%-5%                     0%
At annuitization (GMIB):
   Net account value                                                   $1,566
   Net amount at risk (b)                                                 123
   Weighted average period remaining until earliest annuitization         1.6 years
   Range of guaranteed minimum return rates                             0%-6.5%
Accumulation at specified date (GMAV):
   Account value                                                       $1,259
   Net amount at risk (c)                                                 176
   Weighted average period remaining until guaranteed payment             5.8 years
Annual withdrawals at specified date (GMWB):
   Account value                                                       $5,625
   Net amount at risk (d)                                               2,155
   Weighted average period remaining until guaranteed payment            14.9 years

(a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, net of reinsurance, if all contract holders died at the same balance sheet date. The net amount at risk does not take into account the effect of caps and deductibles from the various reinsurance treaties.

(b) Net amount at risk represents the present value of the projected guaranteed benefit exposure in excess of the projected account value, net of reinsurance, if all contract holders annuitized at their respective eligibility date.

(c) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, if all contract holders reached the specified date at the same balance sheet date.

(d) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date. If no withdrawals have been made for those policies with a waiting period, the contract holder will realize an increase in the benefit base after all other amounts guaranteed under this benefit have been paid. This increase in the benefit base increases the net amount at risk by $119.8 million and $155.8 million as of December 31, 2009 and 2008, respectively and is payable no sooner than 10 years from the end of the waiting period.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8. POLICYHOLDER CONTRACT DEPOSITS AND FUTURE POLICY BENEFITS (CONTINUED)

The following summarizes the activity in future policy benefits:

                                                            2009   2008
                                                           -----   ----
                                                           (In millions)
Balance at the beginning of the year, before reinsurance   $ 428   $115
   Guaranteed benefits incurred                              194    388
   Guaranteed benefits paid                                 (141)   (75)
                                                           -----   ----
Balance at the end of the year, before reinsurance           481    428
Less reinsurance                                             (57)   (44)
                                                           -----   ----
Balance at the end of the year, net of reinsurance         $ 424   $384
                                                           =====   ====

The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2009 and 2008:

     - Data used was 50 stochastically generated investment performance scenarios.

     - Mean investment performance assumption was 7.5 percent in 2009 and 10 percent in 2008.

     -    Volatility assumption was 16 percent.

     - Mortality was assumed to be 50 percent Male and 80 percent Female of the 1994 Variable Annuity MGDB table.

     - Lapse rates vary by contract type and duration and range from 0 percent to 40 percent.

     -    The discount rate was approximately 8 percent.

In 2009 and 2008, the Company recorded an increase in the liability for future policy benefits of $124.6 million and $234.5 million, respectively, due to the unlocking of key assumptions.

9. REINSURANCE

Variable policy fees are net of reinsurance premiums of $19.7 million, $23.1 million and $26.5 million in 2009, 2008 and 2007, respectively. Guaranteed benefits paid were reduced by reinsurance recoveries of $13.2 million, $4.9 million and $4.5 million in 2009, 2008 and 2007, respectively.

Universal life insurance fees are net of reinsurance premiums of $28.3 million, $30.5 million and $28.1 million in 2009, 2008 and 2007, respectively. Reinsurance recoveries recognized as a reduction of claims on universal life insurance contracts amounted to $28.8 million, $29.9 million and $22.4 million in 2009, 2008 and 2007, respectively.

10. COMMITMENTS AND CONTINGENT LIABILITIES

COMMITMENTS

The Company has various long-term, noncancelable operating leases, primarily for office space and equipment, which expire at various dates through 2018. At December 31, 2009, the future minimum lease payments under the operating leases are $3 million a year 2010 through 2014 and $10.9 million thereafter. Rent expense was $3.1 million, $3.2 million and $3.2 million for the years ended December 31, 2009, 2008 and 2007, respectively.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10. COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

CONTINGENT LIABILITIES

As of December 31, 2009, the Company has two agreements outstanding in which it has agreed to provide liquidity support for certain short-term securities of municipalities and non-profit organizations (collectively, the "short-term securities") by agreeing to purchase such short-term securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. Additionally, the Company guarantees the payment of these securities upon redemption. One of these commitments is scheduled to expire on July 1, 2010, and the other commitment is scheduled to expire on October 1, 2022. The outstanding commitments may be extended beyond their stated maturities. Related to each of these agreements are participation agreements with the Parent under which the Parent shares in a portion of these liabilities in exchange for a proportionate percentage of the fees received under these agreements.

In September and October 2008, the Company purchased all of the $51.2 million in aggregate principal amount of the short-term securities then outstanding pursuant to its obligations under the above-referenced liquidity support agreements. The value of the securities purchased was subsequently written down to their then estimated market value of $38.4 million. Pursuant to its obligations under the participation agreements described above, the Parent honored such obligations through paying the Company its proportionate share of these write-downs, thereby effectively transferring its interests in the securities purchased to the Company. If the Company is able to re-market these short-term securities, the Company's obligations under the liquidity support agreements referenced above will continue to inure to the benefit of the purchasers of the re-marketed securities. In March 2009, approximately $14.4 million of the short-term securities held by the Company were redeemed and cancelled. The remaining short-term securities have a current estimated market value of $20.5 million at December 31, 2009. As of December 31, 2009, the Company has not re-marketed any of these short-term securities. As the holder of the short-term securities, the Company recorded $1.1 million as interest payments received from these securities in the twelve months of 2009.

SAAMCo is the investment advisor of SunAmerica Money Market Fund (the "Fund"), a series of the SunAmerica Money Market Funds, Inc., which seeks to maintain a stable $1.00 net asset value per share. The Fund's market value NAV was negatively impacted by a loss on an asset backed security ("Cheyne"). SAAMCo has provided certain commitments to the Board of Directors of the Fund to contribute capital to maintain a minimum market value per share up to the amount of the security loss. Management has also committed that should the realized loss carry forward from Cheyne eventually expire, SAAMCo will reimburse the Fund to the extent of the expiration. During 2009, SAAMCo has made payments of $2.3 million for such capital contributions and established a contingent liability of $2.3 million for expected future capital contributions. These amounts have been included in general and administrative expenses in the consolidated statements of income (loss).

Like many other companies, including financial institutions and brokers, the Company has received subpoenas for information in connection with an ongoing investigation by the Securities and Exchange Commission ("SEC") and the United States Department of Justice ("DOJ") concerning the issuance of guaranteed investment contracts in connection with tax exempt bond issuances. The Company is also responding to subpoenas concerning the same subject matter sent by or on behalf of various state attorneys general. The Company is cooperating fully with the investigation. The impact of this matter, if any, on the Company's financial position cannot be reasonably estimated at this time.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10. COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

Various lawsuits against the Company and its subsidiaries have arisen in the ordinary course of business. Except as noted above, contingent liabilities arising from litigation, income taxes and regulatory and other matters are not considered material in relation to the consolidated financial position, results of operations or cash flows of the Company.

All fifty states have laws requiring solvent life insurance companies to pay assessments to protect the interest of policyholders of insolvent life insurance and annuity companies. Known insolvencies of life insurance companies are expected to result in future assessments. While it is not possible to accurately estimate the portion of the industry assessments for which the Company will be responsible, it is expected that the remaining assessments will not have a material adverse effect on the financial position, results of operations or cash flows of the Company. The expenses related to these insolvencies are recorded as general and administrative expenses, net of deferral as received.

11. SHAREHOLDER'S EQUITY

Capital contributions received by the Company were as follows:

                                              2009   2008   2007
                                              ----   ----   ----
                                                 (In millions)
Contributions related to Securities Lending
   Program (see Note 6)                        $--   $284   $  4
Contributions of securities at fair value       --      1    169
All other non-cash contributions                 4     --     --
                                               ---   ----   ----
   Total capital contributions                 $ 4   $285   $173
                                               ===   ====   ====

The components of accumulated other comprehensive income (loss) are as follows:

                                                             2009    2008
                                                            -----   -----
                                                            (In millions)
Fixed maturity and equity securities, available for sale:
   Gross unrealized gains                                   $  93   $  22
   Gross unrealized losses                                   (201)   (215)
Unrealized gain on foreign currency                            (2)     (4)
Deferred federal and state income tax expense                  39      70
                                                            -----   -----
   Accumulated other comprehensive loss (1)                 $ (71)  $(127)
                                                            =====   =====

(1) The 2009 amount includes a decrease of $142.6 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard. See Note 2.15 for additional disclosures on this new standard.

Dividends that the Company may pay to the Parent in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the State of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10 percent of the preceding year's statutory surplus or the preceding year's statutory net gain from operations if, after paying the dividend, the Company's capital and surplus would be adequate in the opinion of the Arizona Department of Insurance. No dividends can be paid by the Company to its shareholder in 2010 without obtaining prior approval.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11. SHAREHOLDER'S EQUITY (CONTINUED)

The Company is required to file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, excluding certain assets from statutory admitted assets and valuing investments and establishing deferred taxes on a different basis.

There were no permitted practices used by the Company at December 31, 2009.

Statutory net income (loss) and capital and surplus of the Company at December 31 were as follows:

                                2009    2008     2007
                                ----   ------   ------
                                     (In millions)
Statutory net income (loss)     $122   $ (782)  $  175
Statutory capital and surplus   $654   $1,275   $1,155

12. INCOME TAXES

12.1 INCOME TAX EXPENSE (BENEFIT)

The components of the provisions for income taxes on pretax income consist of the following:

                                          Years ended
                                         December 31,
                                     --------------------
                                      2009    2008   2007
                                     -----   -----   ----
                                        (In millions)
Current                              $(292)  $ 107    $23
Deferred                               176    (638)    (6)
                                     -----   -----    ---
Total income tax expense (benefit)   $(116)  $(531)   $17
                                     =====   =====    ===

The U.S. federal statutory income tax rate is 35 percent for 2009, 2008 and 2007. Actual tax expense on income differs from the statutory amount computed by applying the federal income tax rate due to the following:

                                                                  Years ended
                                                                  December 31,
                                                              --------------------
                                                               2009    2008   2007
                                                              -----   -----   ----
                                                                   (In millions)
U.S. federal income tax expense (benefit )at statutory rate   $(101)  $(754)  $ 52
Adjustments:
      Valuation allowance                                        23     267     --
      State income taxes (net of federal benefit)                (4)     (5)     9
      Separate account dividends received deduction             (41)    (40)   (36)
      Tax credits                                                (7)    (13)    (7)
      Adjustment to prior year tax liability (a)                 10      12     (3)
      Goodwill                                                    3      --     --
      Other, net                                                  1       2      2
                                                              -----   -----   ----
   Total income tax expense (benefit)                         $(116)  $(531)  $ 17
                                                              =====   =====   ====

(a) In 2009 and 2008, the Company revised its estimate of tax contingency amount for prior year based on additional information that became available.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.2 DEFERRED INCOME TAXES

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the net deferred tax assets and liabilities at December 31 are as follows:

                                                                              2009    2008
                                                                             -----   ------
                                                                              (In millions)
Deferred Tax Liabilities:
   Deferred policy acquisition costs and deferred sales inducements          $(218)  $ (411)
   State income taxes                                                           (2)      --
   Partnership income/loss                                                      --      (10)
                                                                             -----   ------
      Deferred tax liabilities                                                (220)    (421)
                                                                             -----   ------
Deferred Tax Assets:
   Basis differential in investments                                            56       57
   Policy reserves                                                             341      759
   Net operating loss carryforward                                               8        6
   Capital loss carryforward - Federal                                         144      162
   State income taxes and net operating loss                                    11        9
   Foreign tax credit                                                           13       --
   Net unrealized losses on fixed maturity and equity securities available
      for sale                                                                  39       70
   Partnership income/loss                                                       2       --
   Other assets                                                                  5        4
                                                                             -----   ------
      Deferred tax assets                                                      619    1,067
   Valuation allowance                                                        (237)    (274)
                                                                             -----   ------
      Net deferred tax asset                                                   382      793
                                                                             -----   ------
   Net deferred tax asset                                                    $ 162   $  372
                                                                             =====   ======

At December 31, 2009, SACS had a New Jersey net operating loss carryforward of $76.2 million. This carryforward will expire from 2010 through 2016.

The Company is included in the consolidated federal income tax return of its ultimate parent, American International Group. Under the tax sharing agreement with American International Group, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

In general, realization of deferred tax assets depends on a company's ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. The Company assessed its ability to realize the deferred tax asset of $619 million and concluded a $237 million valuation allowance was required to reduce the deferred tax asset at December 31, 2009 to an amount the Company believes is more likely than not to be realized.

When making its assessment, the Company considered all available evidence, including the impact of being included in the consolidated federal tax return of American International Group, future reversals of existing taxable temporary differences, estimated future GAAP taxable income, and tax planning strategies the Company would implement, if necessary, to realize the net deferred tax asset.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.2 DEFERRED INCOME TAXES (CONTINUED)

In assessing future GAAP taxable income, the Company considered its strong earnings history exclusive of the recent losses on securities lending program, because the Company and American International Group entered into transactions with the New York Fed to limit exposure to future losses. The Company also considered the taxable income from sales of businesses under the asset disposition plan of American International Group, the continuing earnings strength of the businesses American International Group intends to retain and American International Group recently announced debt and preferred stock transactions with the New York Fed and United States Treasury, respectively, together with other actions American International Group is taking, when assessing the ability to generate sufficient future taxable income during the relevant carryforward periods to realize the deferred tax asset.

Estimates of future taxable income generated from specific transactions and tax planning strategies discussed above could change in the near term, perhaps materially, which may require the Company to adjust its valuation allowance. Such adjustment, either positive or negative, could be material to the Company's financial condition or it results of operations for an individual period.

In evaluating the realizability of the loss carryforwards, the Company considered the relief provided by Internal Revenue Service ("IRS") Notice 2008-84 which provides that the limitation on loss carryforwards that can arise as a result of one or more acquisitions of stock of a loss company will not apply to such stock acquisitions for any period during which the United States becomes a direct or indirect owner of more than 50 percent interest in the loss company.

12.3 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

                                                          2009    2008
                                                         -----   -----
                                                         (In millions)
Gross unrecognized tax benefits at beginning of period    $ 9     $--
   Increases in tax positions for prior years               8       9
                                                          ---     ---
Gross unrecognized tax benefits at end of period          $17     $ 9
                                                          ===     ===

The Company continually evaluates proposed adjustments by taxing authorities. At December 31, 2009, such proposed adjustments would not result in a material change to the Company's financial condition. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

At December 31, 2009 and 2008, the Company's unrecognized tax benefits, excluding interest and penalties, were $17 million and $9 million respectively. As of December 31, 2009 and 2008, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $17 million and $9 million respectively.

Interest and penalties, if any, related to unrecognized tax benefits are recognized as a component of income tax expense. At December 31, 2009 and 2008, the Company had a receivable of $1.9 million and $4.0 million, respectively, related to interest (net of federal tax). For the years ended December 31, 2009, 2008 and 2007, the Company had recognized an expense of $2.1 million and benefits of $0.8 million and $0.6 million, respectively, of interest (net of federal tax) in the consolidated statements of income (loss).

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.3 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES (CONTINUED)

On September 25, 2007, the IRS issued Revenue Ruling 2007-61 in which it announced that it intends to issue regulations with respect to certain computational aspects of the Dividends Received Deduction ("DRD") related to separate accounts held in connection with variable contracts of life insurance companies. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that purported to change accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time issuance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time, but they may result in the elimination of some or all of the separate account DRD tax benefit that the Company receives. The tax benefits related to the separate accounts DRD for December 31, 2009 and 2008 were $41 million and $40 million, respectively.

12.4 TAX EXAMINATIONS

The Company is currently under audit by the IRS for calendar year 2004-2005. For 2003, the IRS has completed its fieldwork and issued a Revenue Agent's Report and 30 day letter. The Company has timely filed a protest with respect to certain issues. This protest is currently under review by the IRS. All years prior to 2003 are no longer subject to audit. The Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements.

13. RELATED PARTY TRANSACTIONS

13.1 EVENTS RELATED TO AMERICAN INTERNATIONAL GROUP

In September 2008, American International Group entered into an $85 billion revolving credit facility and a guarantee and pledge agreement with the New York Fed. Pursuant to the credit facility agreement, on March 4, 2009, American International Group issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury. The Series C Preferred Stock is entitled to (i) participate in any dividends paid on the common stock with the payments attributable to the Series C Preferred Stock being approximately 79.8 percent of the aggregate dividends paid on American International Group's common stock, treating the Series C Preferred Stock as if converted and (ii) to the extent permitted by law, vote with American International Group's common stock on all matters submitted to American International Group shareholders, and holds approximately 79.8 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as if converted. The Series C Preferred Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates. The credit facility obligations are guaranteed by certain American International Group subsidiaries and the obligations are secured by a pledge of certain assets of American International Group and its subsidiaries. The Company is not a guarantor of the credit facility obligations and it has not pledged any assets to secure those obligations.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13.1 EVENTS RELATED TO AMERICAN INTERNATIONAL GROUP (CONTINUED)

On March 2, 2009, American International Group and the New York Fed announced their intent to enter into a transaction pursuant to which American International Group will transfer to the New York Fed preferred equity interests in newly-formed special purpose vehicles ("SPVs"), in settlement of a portion of the outstanding balance of the credit facility. Each SPV will have (directly or indirectly) as its only asset 100 percent of the common stock of an American International Group operating subsidiary (American International Assurance Company, Limited, together with American International Assurance Company (Bermuda) Limited in one case and American Life Insurance Company ("ALICO") in the other). American International Group expects to own the common interests of each SPV. In exchange for the preferred equity interests received by the New York Fed, there would be a concurrent substantial reduction in the outstanding balance and maximum available amount to be borrowed on the credit facility. On June 25, 2009, American International Group and the New York Fed entered into definitive agreements with respect to these transactions. These transactions closed on December 1, 2009. In exchange for the preferred interests received by the New York Fed, there was a $25 billion reduction in the outstanding balance and maximum amount available to be borrowed under the credit facility agreement. For additional information, see Note 14.

On March 2, 2009, American International Group and the New York Fed also announced their intent to enter into a securitization transaction pursuant to which American International Group will issue to the New York Fed senior certificates in one or more newly-formed SPVs backed by in force blocks of life insurance policies in settlement of a portion of the outstanding balance of the Fed Facility. This transaction is no longer being pursued by American International Group.

On April 17, 2009, American International Group entered into an exchange agreement with the U.S. Department of the Treasury (the "Treasury") pursuant to which, among other things, the U.S. Department of the Treasury exchanged 4,000,000 shares of the Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock") for 400,000 shares of American International Group's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series E Preferred Stock"). The exchange agreement permits the U.S. Department of the Treasury in certain circumstances to exchange a 10-year warrant to purchase 2,689,938.3 shares of common stock (the "Warrant") for 2,689,938.3, shares of Series C Preferred Stock. The Series D Preferred Stock and the Warrant were issued and sold by American International Group pursuant to an agreement entered into on November 25, 2008, with the U.S. Department of the Treasury.

On April 17, 2009, American International Group and the New York Fed amended the terms of the credit facility agreement to, among other things, remove the minimum 3.5 percent LIBOR rate. American International Group also entered into a purchase agreement with the U.S. Department of the Treasury pursuant to which, among other things, American International Group issued and sold to the U.S. Department of the Treasury 300,000 shares of Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series F Preferred Stock"), each share with a zero initial liquidation preference, and a warrant to purchase up to 150 shares of common stock. Pursuant to the purchase agreement, the U.S. Department of the Treasury has committed for five years to provide immediately available funds in an amount up to $29.835 billion so long as (i) American International Group is not a debtor in a pending case under Title 11 of the United States Code and (ii) the AIG Credit Facility Trust and the U.S. Department of the Treasury in the aggregate own more than 50 percent of the aggregate voting power of American International Group's voting securities. The liquidation preference of the American International Group Series F Preferred Stock will increase, on a pro rata basis, by the amount of any draw down on the commitment. The amount of funds available under the commitment will be decreased by the aggregate amount of financial assistance that the U.S. Department of the Treasury provides to American International Group, its subsidiaries or any special purpose vehicle established by or for the benefit of American International Group or any of its subsidiaries after April 17, 2009, unless otherwise specified by the U.S. Department of the Treasury, in its sole discretion, under the terms of such financial assistance.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13.1 EVENTS RELATED TO AMERICAN INTERNATIONAL GROUP (CONTINUED)

Since September 2008, American International Group has been working to protect and enhance the value of its key businesses, execute an orderly asset disposition plan and position itself for the future. American International Group continually reassesses this plan to maximize value while maintaining flexibility in its liquidity and capital, and expects to accomplish these objectives over a longer time frame than originally contemplated. American International Group has decided to retain the companies included in its Life Insurance & Retirement Services operations (including the Company and its subsidiaries) and will continue to own these companies for the foreseeable future.

Additional information on American International Group is publicly available in its regulatory filings with the SEC. Information regarding American International Group as described above is qualified by regulatory filings American International Group files from time to time with the SEC.

See Note 6 for information on affiliate transactions related to the Company's former securities lending activities.

13.2 SICO COMPENSATION

Starr International Company, Inc. ("SICO") has provided a series of two-year Deferred Compensation Profit Participation Plans ("SICO Plans") to certain employees of American International Group, its subsidiaries and affiliates. The SICO Plans were created in 1975 when the voting shareholders and Board of Directors of SICO, a private holding company whose principal asset is American International Group common stock, decided that a portion of the capital value of SICO should be used to provide an incentive plan for the current and succeeding managements of all American International companies, including the Company.

None of the costs of the various benefits provided under the SICO Plans has been paid by the Company, although the Company has recorded a charge to reported earnings for the deferred compensation amounts paid to employees of the Company or its subsidiaries and affiliates by SICO and allocated to the Company, with an offsetting amount credited to additional paid-in capital reflecting amounts considered to be contributed by SICO. The SICO Plans provide that shares currently owned by SICO are set aside by SICO for the benefit of the participant and distributed upon retirement. The SICO Board of Directors currently may permit an early payout of units under certain circumstances. Prior to payout, the participant is not entitled to vote, dispose of or receive dividends with respect to such shares, and shares are subject to forfeiture under certain conditions, including but not limited to the participant's voluntary termination of employment with American International Group or its subsidiaries and affiliates prior to normal retirement age. Under the SICO Plans, SICO's Board of Directors may elect to pay a participant cash in lieu of shares of American International Group common stock. Following notification from SICO to participants in the SICO Plans that it will settle specific future awards under the SICO Plans with shares rather than cash, the Company modified its accounting for the SICO Plans from variable to fixed measurement accounting. The Company gave effect to this change in settlement method beginning on December 9, 2005, the date of SICO's notice to the participants in the SICO Plans.

Compensation expense with respect to the SICO Plans aggregated $0.2 million, $0.2 million and $0.3 million in 2009, 2008 and 2007, respectively, and is included in general and administrative expenses in the consolidated statements of income (loss). Additionally, a corresponding increase to additional paid-in capital was recorded in each year.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13.3 OTHER RELATED PARTY TRANSACTIONS

Prior to September 22, 2008, the Company and certain affiliates were parties to an existing inter-affiliate credit agreement facility (the "facility"), under which the Company and such affiliates committed to make loans to American International Group and received from American International Group an annual facility fee at a specified rate. The facility was most recently amended on September 5, 2008, under which the Company committed to make loans to American International Group in amounts aggregating to not more than $500 million. The Company did not lend any amounts to American International Group under the facility in 2008. The facility was terminated in connection with American International Group's entry into the credit facility with the New York Fed discussed above.

On June 1, 2009, the Company amended and restated a short-term financing arrangement with the Parent, dated February 15, 2004, whereby the Parent has the right to borrow up to $500,000,000 from the Company. This arrangement was amended and restated solely for the purpose of reflecting the name change of the Company to SAAL. All terms and conditions set forth in the original arrangement remain in effect, including that any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this arrangement at December 31, 2009 or 2008.

On February 15, 2004, the Company entered into a short-term financing arrangement with the Parent whereby the Company has the right to borrow up to $500 million from the Parent. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this arrangement at December 31, 2009 and 2008.

On February 15, 2004, the Company entered into a short-term financing arrangement with its affiliate, First SunAmerica Life Insurance Company ("FSA"), whereby the Company has the right to borrow up to $15 million from FSA. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this arrangement at December 31, 2009 and 2008.

On June 1, 2009, the Company amended and restated a short-term financing arrangement with FSA, dated February 15, 2004, whereby FSA has the right to borrow up to $15.0 million from the Company. This arrangement was amended and restated solely for the purpose of reflecting the name change of AIG SunAmerica Life Assurance Company to SAAL. All terms and conditions set forth in the original arrangement remain in effect. There were no outstanding balances under this arrangement at December 31, 2009 and 2008.

On June 1, 2009, the Company amended and restated the short-term financial arrangement with Retirement Services, dated September 26, 2001, whereby the Company has the right to borrow up to $500 million from Retirement Services. This arrangement was amended and restated solely for the purpose of reflecting the name changes of (i) the Company from Anchor National Life Insurance Company to SunAmerica Annuity and Life Assurance Company, and (ii) SunAmerica Inc. to AIG Retirement Services, Inc. All terms and conditions set forth in the original arrangement remain in effect, including that any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this arrangement at December 31, 2009 and 2008.

On June 1, 2009, the Company amended and restated the short-term financial arrangement with Retirement Services, dated December 19, 2001, whereby Retirement Services has the right to borrow up to $500 million from the Company. This arrangement was amended and restated solely for the purpose of reflecting the name changes of (i) the Company from Anchor National Life Insurance Company to SunAmerica Annuity and Life Assurance Company, and (ii) SunAmerica Inc. to Retirement Services. All terms and conditions set forth in the original arrangement remain in effect, including that any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this arrangement at December 31, 2009 or 2008.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13.3 OTHER RELATED PARTY TRANSACTIONS (CONTINUED)

On June 1, 2009, the Company amended and restated a short-term financial arrangement with SunAmerica Investments, Inc. ("SAII"), dated December 19, 2001, whereby SAII has the right to borrow up to $500 million from the Company. This arrangement was amended and restated solely for the purpose of reflecting the name change of the Company from Anchor National Life Insurance Company to SunAmerica Annuity and Life Assurance Company. All terms and conditions set forth in the original arrangement remain in effect, including that any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this arrangement at December 31, 2009 or 2008.

On September 26, 2001, the Company entered into a short-term financing arrangement with SunAmerica Investments, Inc. ("SAII"), whereby the Company has the right to borrow up to $500 million from SAII. Any advances made under these arrangements must be repaid within 30 days. There were no balances outstanding under these arrangements at December 31, 2009 and 2008.

The Company pays commissions and fees, including support fees to defray marketing and training costs, to five affiliated broker-dealers for distributing its annuity products and mutual funds. Amounts paid to these broker-dealers totaled $29.5 million, $54.9 million and $66.7 million for the years ended December 31, 2009, 2008 and 2007, respectively. These broker-dealers distribute a significant portion of the Company's variable annuity products, amounting to approximately 22 percent, 17 percent and 16 percent of new deposits in 2009, 2008 and 2007, respectively. These broker-dealers also distribute a significant portion of the Company's mutual funds, amounting to approximately 18 percent, 25 percent and 25 percent of sales in 2009, 2008 and 2007, respectively.

On February 1, 2004, SAAMCo entered into an administrative services agreement with FSA whereby SAAMCo will pay to FSA a fee based on a percentage of all assets invested through FSA's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for FSA's variable annuity products. Amounts incurred by the Company under this agreement totaled $1.5 million, $2.2 million and $2.3 million in 2009, 2008 and 2007, respectively, and are included in the Company's consolidated statements of income (loss).

On October 1, 2001, SAAMCo entered into two administrative services agreements with business trusts established by its affiliate, THE Variable Annuity Life Insurance Company ("VALIC"), whereby the trust pays to SAAMCo a fee based on a percentage of average daily net assets invested through VALIC's annuity products in exchange for services performed. Amounts earned by SAAMCo under this agreement were $11.1 million, $14.2 million and $16.6 million in 2009, 2008 and 2007, respectively, and are net of certain administrative costs incurred by VALIC of $3.2 million, $4.1 million and $4.7 million, respectively. The net amounts earned by SAAMCo are included in other fees in the consolidated statements of income (loss).

The Company has a support agreement in effect between the Company and American International Group (the "Support Agreement"), pursuant to which American International Group will cause the Company to maintain a policyholders' surplus of not less than $1 million or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, American International Group will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by American International Group to any person of any obligations of the Company. American International Group may terminate the Support Agreement with respect to outstanding obligations of the Company only under certain circumstances, including where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Contract holders have the right to cause the Company to enforce its rights against American International Group and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such contract holder when due, have the right to enforce the Support Agreement directly against American International Group.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13.3 OTHER RELATED PARTY TRANSACTIONS (CONTINUED)

The Company's insurance policy obligations for individual and group contracts issued prior to December 29, 2006 at 4:00 p.m. Eastern Time are guaranteed ("the "Guarantee") by American Home Assurance Company ("American Home"), a subsidiary of American International Group. American Home files statutory annual and quarterly reports with the New York State Insurance Department, through which such reports are available to the public.

On December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee by American Home was terminated. The Guarantee will not cover any contracts with a date of issue later than the Point of Termination. The Guarantee will, however, continue to cover insurance obligations on contracts issued by the Company with a date of issue earlier than the Point of Termination, including obligations arising from purchase payments received with respect to these contracts after the Point of Termination. The Guarantee provides that contract owners owning contracts issued by the Company with a date of issue earlier than the Point of Termination can enforce the Guarantee directly against American Home.

Pursuant to a Service and Expense Agreement, American International Group provides, or causes to be provided, administrative, marketing, investment management, accounting, occupancy and data processing services to the Company. The allocation of such costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated levels of usage, transactions or time incurred in providing the respective services. Amounts paid for such services were $117.7 million, $208.5 million and $193.4 million for the years ended December 31, 2009, 2008 and 2007, respectively. The component of such costs that relate to the production or acquisition of new business during these periods amounted to $43.2 million, $101.4 million and $91.1 million, respectively, and is deferred and amortized as part of DAC. The other components of such costs are included in general and administrative expenses in the consolidated statements of income
(loss).

In addition to the reimbursements noted above, an affiliate is responsible for the administration of the Company's fixed annuity contracts and is reimbursed for the cost of administration. Costs charged to the Company to administer these policies were $0.4 million, $0.5 million and $0.5 million in 2009, 2008 and 2007, respectively. The Company believes these costs are less than the Company would have incurred to administer these policies internally.

Pursuant to an Investment Advisory Agreement, the majority of the Company's invested assets are managed by an affiliate of the Company. The investment management fees incurred were $1.3 million, $1.9 million and $2.6 million for the years ended December 31, 2009, 2008 and 2007, respectively.

The Company incurred $2.1 million of management fee expense to an affiliate of the Company to administer its securities lending program during the year ended December 31, 2007. There were no management fees incurred in 2009 and the amount was not material in 2008.

In August 2008, the Company purchased fixed maturity securities from an affiliate for cash equal to a fair value of $128.7 million.

14. SUBSEQUENT EVENTS

EVENTS RELATED TO AMERICAN INTERNATIONAL GROUP

On March 1, 2010, American International Group announced a definitive agreement for the sale of the AIA Group Limited, one of the world's largest pan-Asian life insurance companies, to Prudential plc for approximately $35.5 billion, including approximately $25 billion in cash, $8.5 billion in face value of equity and equity-linked securities, and $2.0 billion in face value of preferred stock of Prudential plc, subject to closing adjustments. The cash portion of the proceeds from the sale will be used to redeem the preferred interests of the special purpose vehicle held by the New York Fed with a liquidation preference of approximately $16 billion and to repay approximately $9 billion under the Fed Facility.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

14. SUBSEQUENT EVENTS (CONTINUED)

On March 8, 2010, American International Group announced a definitive agreement for the sale of ALICO, one of the world's largest and most diversified international life insurance companies, to MetLife, Inc. ("MetLife") for approximately $15.5 billion, including $6.8 billion in cash and the remainder in equity securities of MetLife, subject to closing adjustments. The cash portion of the proceeds from this sale will be used to reduce the liquidation preference of the preferred interests of the special purpose vehicle held by the New York Fed.

In connection with the preparation of its annual report on Form 10-K for the fiscal year ended December 31, 2009, management of American International Group assessed whether American International Group has the ability to continue as a going concern for the next twelve months. Based on the U.S. government's continuing commitment, the already completed transactions and the other expected transactions with the New York Fed, plans of American International Group's management to stabilize American International Group's businesses and dispose of certain assets, and after consideration of the risks and uncertainties of such plans, management of American International Group believes that it will have adequate liquidity to finance and operate American International Group's businesses, execute its asset disposition plan and repay its obligations for at least the next twelve months. It is possible that the actual outcome of one or more of the plans of American International Group's management could be materially different, or that one or more of the significant judgments or estimates of American International Group's management about the potential effects of these risks and uncertainties could prove to be materially incorrect, or that the proposed transactions with the New York Fed previously discussed fail to achieve their desired objectives. If one or more of these possible outcomes is realized and financing is not available, American International Group may need additional U.S. government support to meet its obligations as they come due. Without additional support from the U.S. government, in the future there could be substantial doubt about American International Group's ability to continue as a going concern. If American International Group were not able to continue as a going concern, management believes this could have a material effect upon the Company and its operations.

OTHER RELATED PARTY TRANSACTIONS

American International Group closed the sale of a portion of its asset management business to Pacific Century Group at the end of March 2010, and the divested portion of the asset management business has been branded as PineBridge Investments. In connection with the closing of the sale, the Company's investment advisory agreement previously entered into with AIG Global Investment Corp. was assigned to AIG Asset Management (U.S.), LLC ("AMG"), an American International Group affiliate, and the majority of the Company's invested assets are currently managed by AMG.

Effective January 1, 2010, the Company and its broker-dealer affiliates entered into a Service and Expense Sharing Agreement in compliance with the National Association of Securities Dealers ("NASD") Notice to Members 03-63, for costs related to technology, advertising, payroll and accounts payable processing incurred by the Company for its broker-dealer affiliates. This agreement was entered into in connection with an internal corporate reorganization pursuant to which the Company replaced the Parent as the paymaster and payer of shared services for the SunAmerica group of companies effective as of January 1, 2010.

                         AMERICAN HOME ASSURANCE COMPANY

                                NAIC CODE: 19380

                      STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                       AMERICAN HOME ASSURANCE COMPANY

                    STATUTORY BASIS FINANCIAL STATEMENTS

                      DECEMBER 31, 2009, 2008 AND 2007

                              TABLE OF CONTENTS

Report of Independent Auditors............................................    2
Statements of Admitted Assets.............................................    3
Statements of Liabilities, Capital and Surplus............................    4
Statements of Income and Changes in Capital and Surplus...................    5
Statements of Cash Flow...................................................    6
Notes to Statutory Basis Financial Statements.............................    7

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of American Home Assurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities, capital and surplus of American Home Assurance Company (the Company) as of December 31, 2009 and 2008, and the related statutory statements of income and changes in capital and surplus, and cash flow for each of the three years then ended December 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2009 and 2008, or the results of its operations or its cash flows for each of the three years then ended December 31, 2009.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the three years then ended December 31, 2009, on the basis of accounting described in Note 1.

As described in Note 2 to the financial statements, during 2009, the Company adopted SSAP No. 10R, Income Taxes - Revised, A Temporary Replacement to SSAP No. 10, and has reflected the effect of this adoption within Changes in accounting principles on the Statements of Changes in Capital and Surplus.


/s/ PricewaterhouseCoopers LLP

New York, NY

April 30, 2010

                         AMERICAN HOME ASSURANCE COMPANY

                          STATEMENTS OF ADMITTED ASSETS
                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2009 AND 2008
                                 (000'S OMITTED)

AS OF DECEMBER 31,                                                                2009          2008
------------------                                                            -----------   -----------
Cash and invested assets:
   Bonds, at amortized cost (market value: 2009 - $16,447,457;
      2008 - $13,274,193)                                                     $16,002,641   $13,907,986
   Stocks:
      Common stocks, at market value
         (cost: 2009 - $586,509; 2008 - $1,278,987)                             1,031,425     2,064,755
      Preferred stocks, primarily at carrying value (cost: 2009 - $107,923;
         2008 - $160,145)                                                         121,584       138,025
   Other invested assets, primarily at equity (cost: 2009 - $1,315,957;
      2008 - $1,505,810)                                                        1,382,807     1,555,659
   Short-term investments, at amortized cost (approximates market value)        1,322,118       228,165
   Cash                                                                            65,611       848,594
   Receivable for securities                                                        1,582         1,711
                                                                              -----------   -----------
         TOTAL CASH AND INVESTED ASSETS                                        19,927,768    18,744,895
                                                                              -----------   -----------
Investment income due and accrued                                                 207,602       191,761
Agents' balances or uncollected premiums:
   Premiums in course of collection                                               432,514       741,337
   Premiums and installments booked but deferred and not yet due                  386,394       408,671
   Accrued retrospective premiums                                               1,505,393     1,556,749
Amounts billed and receivable from high deductible policies                        12,387        23,162
Reinsurance recoverable on loss payments                                          504,738       645,764
Funds held by or deposited with reinsurers                                         24,762        19,148
Deposit accounting assets                                                           1,595       530,085
Deposit accounting assets - funds held                                             88,515        88,515
Federal and foreign income taxes recoverable from affiliate                       366,126       406,899
Net deferred tax assets                                                           709,846       446,613
Equities in underwriting pools and associations                                   581,017       699,244
Receivable from parent, subsidiaries and affiliates                                90,835       830,717
Other admitted assets                                                             141,657        84,408
                                                                              -----------   -----------
         TOTAL ADMITTED ASSETS                                                $24,981,149   $25,417,968
                                                                              ===========   ===========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                 STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS
                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2009 AND 2008
                    (000'S OMITTED EXCEPT SHARE INFORMATION)

AS OF DECEMBER 31,                                                         2009          2008
------------------                                                     -----------   -----------
                             Liabilities
Reserves for losses and loss adjustment expenses                       $13,482,501   $13,268,600
Unearned premium reserves                                                3,666,815     3,928,201
Commissions, premium taxes, and other expenses payable                     222,097       311,636
Reinsurance payable on paid loss and loss adjustment expenses              210,197       507,387
Funds held by company under reinsurance treaties                           153,878       173,173
Provision for reinsurance                                                   88,624        95,592
Ceded reinsurance premiums payable, net of ceding commissions              316,019       448,515
Retroactive reinsurance reserves - assumed                                   6,970         6,984
Retroactive reinsurance reserves - ceded                                    (2,028)       (4,907)
Deposit accounting liabilities                                             178,479       188,303
Deposit accounting liabilities - funds held                                     --       484,067
Collateral deposit liability                                               417,834       318,127
Payable to parent, subsidiaries and affiliates                              70,668        38,999
Other liabilities                                                          296,741       240,118
                                                                       -----------   -----------
   TOTAL LIABILITIES                                                    19,108,795    20,004,795
                                                                       -----------   -----------
                         Capital and Surplus
Common capital stock, $15.00 par value, 1,758,158 shares authorized,
   1,695,054 shares issued and outstanding                                  25,426        25,426
Capital in excess of par value                                           4,087,717     3,739,388
Unassigned surplus                                                       1,485,897     1,646,043
Special surplus tax - SSAP 10R                                             272,916            --
Special surplus funds from retroactive reinsurance                             398         2,316
                                                                       -----------   -----------
   TOTAL CAPITAL AND SURPLUS                                             5,872,354     5,413,173
                                                                       -----------   -----------
   TOTAL LIABILITIES, CAPITAL, AND SURPLUS                             $24,981,149   $25,417,968
                                                                       ===========   ===========

                See Notes to Statutory Basis Financial Statements

                       AMERICAN HOME ASSURANCE COMPANY

           STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS
                               STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
                               (000'S OMITTED)

FOR THE YEARS ENDED DECEMBER 31,                                                       2009          2008         2007
--------------------------------                                                    ----------   -----------   ----------
                                                   Statements of Income
Underwriting income:
   Premiums earned                                                                  $6,354,545   $ 7,393,221   $7,703,016
                                                                                    ----------   -----------   ----------
Underwriting deductions:
   Losses incurred                                                                   4,699,991     4,800,023    4,444,636
   Loss adjustment expenses incurred                                                   768,136       742,400      840,801
   Other underwriting expenses incurred                                              1,646,098     1,846,019    1,864,547
                                                                                    ----------   -----------   ----------
Total underwriting deductions                                                        7,114,225     7,388,442    7,149,984
                                                                                    ----------   -----------   ----------
NET UNDERWRITING (LOSS) INCOME                                                        (759,680)        4,779      553,032
                                                                                    ----------   -----------   ----------
Investment income:
   Net investment income earned                                                        791,263       912,331    1,019,018
   Net realized capital gains/(loss) (net of capital gains taxes: 2009 - $57,389;
      2008 - ($270,995); 2007 - $29,141)                                                93,056      (671,273)     117,037
                                                                                    ----------   -----------   ----------
NET INVESTMENT GAIN                                                                    884,319       241,058    1,136,055
                                                                                    ----------   -----------   ----------
Net loss from agents' or premium balances charged-off                                  (25,860)      (48,507)     (85,724)
Finance and service charges not included in premium                                      4,596        15,008       16,449
Other income                                                                            24,110       384,065       76,290
                                                                                    ----------   -----------   ----------
INCOME AFTER CAPITAL GAINS TAXES AND BEFORE FEDERAL INCOME TAXES                       127,485       596,403    1,696,102
Federal income tax (benefit) expense                                                  (122,307)      235,238      348,359
                                                                                    ----------   -----------   ----------
   NET INCOME                                                                       $  249,792   $   361,165   $1,347,743
                                                                                    ==========   ===========   ==========
                                              Changes in Capital and Surplus
Capital and surplus, as of December 31, previous year                               $5,413,173   $ 7,296,957   $6,211,853
   Adjustment to beginning surplus                                                     (32,602)          935      (56,532)
                                                                                    ----------   -----------   ----------
CAPITAL AND SURPLUS, AS OF JANUARY 1,                                                5,380,571     7,297,892    6,155,321
                                                                                    ----------   -----------   ----------
Changes in  accouting principles (refer to Note 2)
   Adoption of SSAP 10R                                                                272,916            --           --
   Adoption of SSAP 43R                                                                (12,429)           --           --
Other changes in capital and surplus:
   Net income                                                                          249,792       361,165    1,347,743
   Change in net unrealized capital gains (net of capital gains taxes:
      2009 - $(202,913);  2008 - ($94,517); 2007 - $131,952)                          (113,064)   (1,194,450)    (103,183)
   Change in net deferred income tax                                                    59,354       (40,420)     (73,791)
   Change in non-admitted assets                                                      (318,767)       47,173      184,885
   Change in provision for reinsurance                                                   6,968        20,252       12,980
   Paid in capital and surplus                                                         343,286       856,617      161,945
   Dividends to stockholder                                                                 --    (1,582,633)    (615,000)
   Other surplus adjustments                                                            (7,211)       (6,013)      (1,572)
   Foreign exchange translation                                                         10,938      (346,410)     227,629
                                                                                    ----------   -----------   ----------
      TOTAL OTHER CHANGES IN CAPITAL AND SURPLUS                                       231,296    (1,884,719)   1,141,636
                                                                                    ----------   -----------   ----------
CAPITAL AND SURPLUS, AS OF DECEMBER 31,                                             $5,872,354   $ 5,413,173   $7,296,957
                                                                                    ==========   ===========   ==========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                             STATEMENTS OF CASH FLOW
                                 STATUTORY BASIS
              FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

FOR THE YEARS ENDED DECEMBER 31,                                                       2009          2008          2007
--------------------------------                                                    ----------   -----------   -----------
                                                   Cash From Operations
Premiums collected, net of reinsurance                                              $6,306,324   $ 6,928,614   $ 7,948,658
Net investment income                                                                  743,343       975,968     1,058,334
Miscellaneous (expense) income                                                          (2,769)      349,699         7,137
                                                                                    ----------   -----------   -----------
   SUB-TOTAL                                                                         7,046,898     8,254,281     9,014,129
                                                                                    ----------   -----------   -----------
Benefit and loss related payments                                                    4,597,184     5,083,511     3,805,525
Commission and other expense paid                                                    2,520,462     2,518,097     2,470,003
Dividends paid to policyholders                                                            233           108           123
Federal and foreign income taxes (recovered) paid                                     (296,845)      190,586       330,784
                                                                                    ----------   -----------   -----------
   NET CASH PROVIDED FROM OPERATIONS                                                   225,864       461,979     2,407,694
                                                                                    ----------   -----------   -----------
                                                   Cash From Investments
Proceeds from investments sold, matured, or repaid
   Bonds                                                                             4,332,397     7,091,835     4,926,616
   Stocks                                                                            1,731,884     2,999,022     3,450,014
   Other                                                                               222,781       468,262       269,849
                                                                                    ----------   -----------   -----------
   TOTAL PROCEEDS FROM INVESTMENTS SOLD, MATURED, OR REPAID                          6,287,062    10,559,119     8,646,479
                                                                                    ----------   -----------   -----------
Cost of investments acquired
   Bonds                                                                             6,666,144     5,302,577     5,748,239
   Stocks                                                                              496,025     2,918,679     3,296,552
   Other                                                                               107,966       227,385       772,178
                                                                                    ----------   -----------   -----------
   TOTAL COST OF INVESTMENTS ACQUIRED                                                7,270,135     8,448,641     9,816,969
                                                                                    ----------   -----------   -----------
   NET CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES                                (983,073)    2,110,478    (1,170,490)
                                                                                    ----------   -----------   -----------
                                       Cash From Financing and Miscellaneous Sources
Capital and surplus paid-in                                                             91,418       691,898            --
Intercompany receivable and payable, net                                               771,557    (1,798,258)      (26,540)
Net deposit on deposit-type contracts and other insurance                               74,417        36,501        71,282
Equities in underwriting pools and associations                                        125,605       507,442      (360,841)
Collateral deposit liability                                                            31,448       (36,789)     (258,127)
Borrowed funds                                                                              --      (304,398)      101,075
Dividends to stockholder                                                                    --    (1,582,633)     (615,000)
Other                                                                                  (26,266)      548,510        (4,145)
                                                                                    ----------   -----------   -----------
   NET CASH PROVIDED FROM (USED IN) FINANCING ACTIVITIES                             1,068,179    (1,937,727)   (1,092,296)
                                                                                    ----------   -----------   -----------
   EFFECT OF EXCHANGE RATE CHANGES ON CASH                                                  --            --         3,329
   NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS                                       310,970       634,730       148,237
Cash and short-term investments:
   Beginning of year                                                                 1,076,759       442,029       293,792
                                                                                    ----------   -----------   -----------
   END OF YEAR                                                                      $1,387,729   $ 1,076,759   $   442,029
                                                                                    ==========   ===========   ===========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

A.   ORGANIZATION

     American Home Assurance Company (the Company or American Home) is a direct wholly-owned subsidiary of Chartis U.S. Inc., a Delaware corporation (formerly known as AIG Commercial Insurance Group, Inc.), which is in turn owned by Chartis Inc., a Delaware corporation, (formerly known as AIU Holdings, Inc.). The Company's ultimate parent is American International Group, Inc. (the Ultimate Parent or AIG). See Notes 13 and 14 for information about recent developments regarding AIG and Chartis Inc.

     In July 2009, AIG rebranded its General Insurance Operations as Chartis. Chartis consists of Commercial Insurance (operating as Chartis U.S. Inc.), and Foreign General Insurance (operating as Chartis International).

     The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, warranty, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers. In addition, through AIG's risk finance operation, the Company provides its customized structured products and through the Private Client Group the Company provides personal lines insurance to high-net-worth individuals.

     The Company is a member of the Chartis U.S. Inc. Commercial Pool (the Commercial Pool). The names, the National Association of Insurance Commissioners (NAIC) company codes and inter-company pooling percentages of the Commercial Pool participants are as follows:

                                                                                                        Pool
                                                                                           NAIC    Participation
Company                                                                                  Co Code     Percentage
-------                                                                                  -------   -------------
(1) National Union Fire Ins. Co. of Pittsburgh, Pa. * (National Union)                    19445         38%
(2) American Home Assurance Company (American Home)                                       19380         36%
(3) Commerce and Industry Insurance Company  (C&I)                                        19410         11%
(4) Chartis Property Casualty Company (Chartis PC) (formerly AIG Casualty Company)        19402          5%
(5) New Hampshire Insurance Company (New Hampshire)                                       23841          5%
(6) The Insurance Company of the State of Pennsylvania (ISOP)                             19429          5%
(7) Chartis Casualty Company (formerly American International South Insurance Company)    40258          0%
(8) Granite State Insurance Company                                                       23809          0%
(9) Illinois National Insurance Co.                                                       23817          0%

*    Lead Company

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     The accompanying financial statements include the Company's U.S. operation and the operation of its Japan branch and its participation in the Chartis Overseas Association. As a consequence of the American Home Canadian Branch novation, the Canadian operations are included in the Statements of Income for the ten months ended November 1, 2008 and the year ended December 31, 2007.

     The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

     The Company has significant transactions with AIG and affiliates and participates in the Chartis U.S. Commercial Pool (formerly known as the National Union Commercial Pool). Refer to Note 5 for additional information.

B.   SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

     PRESCRIBED OR PERMITTED STATUTORY ACCOUNTING PRACTICES:

     The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York (NY SAP).

     NY SAP recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the State of New York. The Superintendent of the New York Insurance Department (the Superintendent) has the right to permit other specific practices that deviate from prescribed practices.

     NY SAP has adopted certain accounting practices that differ from those set forth in NAIC SAP; specifically the prescribed practices of (1) allowing the discounting of workers compensation known case loss reserves on a non-tabular basis; under NAIC SAP, non-tabular discounting of reserves is not permitted; and (2) NY SAP Regulation 20 (Regulation 20) allows certain offsets to the provision for reinsurance that are not permitted under NAIC SAP.

     In 2007, the Superintendent permitted the Company to utilize audited financial statements prepared on a basis of accounting other than U.S. GAAP to value investments in limited partnerships and joint ventures; as of December 31, 2007, the aggregate value of limited partnerships and joint ventures to which this permitted practice applies is $30,616.

     A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed and permitted by NY SAP is shown below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

DECEMBER 31,                                             2009         2008         2007
------------                                          ----------   ----------   ----------
NET INCOME, NY SAP                                    $  249,792   $  361,165   $1,347,743
State prescribed practices - (deduction):
   Non-tabular discounting                               (89,222)     (71,999)     (21,301)
                                                      ----------   ----------   ----------
NET INCOME, NAIC SAP                                  $  160,570   $  289,166   $1,326,442
                                                      ==========   ==========   ==========
STATUTORY SURPLUS, NY SAP                             $5,872,354   $5,413,173   $7,296,957
State prescribed or permitted practices - (charge):
   Non-tabular discounting                              (416,993)    (327,771)    (255,772)
   Credits for reinsurance                              (190,105)     (64,629)    (106,577)
   SSAP 48/SSAP 97                                            --           --      (30,616)
                                                      ----------   ----------   ----------
STATUTORY SURPLUS, NAIC SAP                           $5,265,256   $5,020,773   $6,903,992
                                                      ==========   ==========   ==========

     The use of all the aforementioned prescribed and permitted practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2009, 2008 and 2007 reporting periods.

     STATUTORY ACCOUNTING PRACTICES AND GENERALLY ACCEPTED ACCOUNTING
     PRINCIPLES:

     NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and NY SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

     Under GAAP:

     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance, are restored to surplus;

     c. The equity in earnings of affiliates with ownership between 20.0% and 50.0% is included in net income, and investments in subsidiaries with greater than 50.0% ownership are consolidated;

     d.   Estimated undeclared dividends to policyholders are accrued;

     e. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

     f. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

          For trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

     g. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

     h. Insurance and reinsurance contracts recorded as retroactive retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method; and

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the statement of income.

     j. Statutory accounting and GAAP are consistent for the accounting of structured settlement annuities where the reporting entity is the owner and payee, and where the claimant is the owner and payee and the reporting entity has been released from its obligation.

          GAAP distinguishes structured settlement annuities where the owner is the claimant and a legally enforceable release from the reporting entity's liability is obtained from those where the claimant is the owner and payee but the reporting entity has not been released from its obligation. GAAP requires the deferral of any gain resulting from the purchase of a structured settlement annuity where the claimant is the owner and payee yet the reporting entity has not been released from its obligation.

     Under NAIC SAP:

     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

     c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments which is reported directly in surplus. Dividends are reported as investment income;

     d.   Declared dividends to policyholders are accrued;

     e. The reserves for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

     f. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or market;

     g. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     h. Insurance and reinsurance contracts deemed to be retroactive receive special accounting treatment. Gains or losses are recognized in the statement of income and surplus is segregated by the ceding entity to the extent of gains realized; and

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

     j. For structured settlement annuities where the claimant is the payee, statutory accounting treats these settlements as completed transactions and considers the earnings process complete (thereby allowing for immediate gain recognition), regardless of whether or not the reporting entity is the owner of the annuity.

     The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

     SIGNIFICANT STATUTORY ACCOUNTING PRACTICES:

     A summary of the Company's significant statutory accounting practices are as follows:

     Use of Estimates: The preparation of financial statements in conformity with NY SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates. The significant estimates were used for loss and LAE, certain reinsurance balances, admissibility of deferred taxes, allowance for doubtful accounts and the carrying value of certain investments.

     Invested Assets: The Company's invested assets are accounted for as follows:

     - Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates market value (as designated by the NAIC Securities Valuation Office).

          Bonds: Bonds with an NAIC designation of 1 and 2 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or market value. If a bond is determined to have an other-than-temporary impairment (OTTI) in value the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains/(Loss) as a realized loss.

          In periods subsequent to the recognition of an OTTI loss for bonds, the Company generally accretes the difference between the new cost basis and the cash flows expected to be collected, if applicable, as interest

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

          income over the remaining life of the security based on the amount and timing of future estimated cash flows.

          Loan-backed and structured securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2009 and 2008, the market value of the Company's loan-backed and structured securities approximated $1,121,005 and $188,891, respectively. Loan-backed and structured securities include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flow and are valued using the retrospective method. Prepayment assumptions for loan-backed and structured securities were obtained from independent third party services or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

     - Common and Preferred Stocks: Unaffiliated common stocks are carried principally at market value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at market value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100.0% mandatory sinking fund or paid in-kind are carried at amortized cost. All below investment grade, NAIC 3 to 6 preferred stocks, are carried at the lower of amortized cost or market values.

          Investments in affiliates for which the Company's ownership interest (including ownership interest of the Ultimate Parent and its subsidiaries) is less than 85.0% and whose securities are traded on a major exchange are included in common stock at the quoted market value less a discount as prescribed by NAIC SAP (discounted market value approach), with the exception of Transatlantic Holdings, Inc. (TRH), as more fully discussed below. The average discount rate for such investments was 16% and 7% as of December 31, 2009 and 2008, respectively. In 2008, the Company received approval from NY SAP to account for its investment in TRH based on the equity method in accordance with US GAAP financial statements and certain adjustments indicated by the NAIC Statements of Statutory Accounting Principles
          (SSAP) No. 97, Investments in SCA Entities, (SSAP 97). Prior to 2008, TRH was accounted for based on the discounted market value approach in accordance with paragraph 8(a) of SSAP 97. The impact to surplus due to this change in methodology was approximately $265,000. All other investments in affiliates are included in common stocks based on the net worth of the entity.

     - Other Invested Assets: Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an OTTI in value, the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains/(Loss) as a realized loss.

     - Net Investment Gains: Net investment gains consist of net investment income earned and realized gains from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains on the disposition of investments are determined on the basis of the specific identification.

          Investment income due and accrued is assessed for collectability. The Company writes off investment income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts over 90 days past due which have

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

          not been written-off are non-admitted by the Company. As of December 31, 2009 and 2008, no investment income due and accrued was determined to be uncollectible or non-admitted.

     - Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at market values, joint ventures, partnerships, and foreign currency translation are credited or charged to unassigned surplus.

     Other Than Temporary Impairment:

     The Company regularly evaluates its investments for OTTI in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investment portfolio.

     The Company's policy for determining OTTI has been established in accordance with prescribed SAP guidance, including SSAP Nos. 43R, 99 and INT 06-07. For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. For loan-backed and structured securities, when a credit-related OTTI is present, the amount of OTTI recognized as a realized loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected.

     In general, a security is considered a candidate for OTTI if it meets any of the following criteria:

          - Trading at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer); or

          - The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation, (ii) the issuer seeking protection from creditors under the bankruptcy law as or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

          - The Company may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

     Common and preferred stock investments whose market value is less than its book value for a period greater than twelve months is considered a candidate for OTTI. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors include:

          -    The Company may not realize a full recovery on its investment;

          -    Fundamental credit issues of the issuer;

          - An intent to sell the investment prior to the recovery of cost of the investment;

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

          - Any other qualitative/quantitative factors that would indicate that an OTTI has occurred.

     Limited partnership investments whose market value is less than its book value for a period greater than twelve months is considered a candidate for OTTI. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors to consider include:

          - An order of liquidation or other fundamental credit issues with the partnership;

          - Evaluation of the cash flow activity between the Company and the partnership or fund during the year;

          - Evaluation of the current stage of the life cycle of the investment;

          - An intent to sell the investment prior to the recovery of cost of the investment;

          - Any other qualitative/quantitative factors that would indicate that an OTTI has occurred.

     If the analysis indicates that an OTTI has taken place, the investment is written down to fair value, which would become the new cost basis. The amount of the write down is to be accounted for as a realized loss.

     As described in Note 2 - Accounting Changes, the Company adopted a change in its OTTI accounting principle pertaining to loan-backed and structured securities in the third quarter of 2009 when it adopted SSAP No. 43R (Revised) - Loan-backed and Structured Securities (SSAP 43R). Under SSAP 43R, credit-related OTTI for loan-backed and structured securities is based on projected discounted cash flows, whereas, credit-related OTTI for loan-backed and structured securities was previously based on projected undiscounted cash flows under SSAP 43.

     Revenue Recognition: Direct written premiums are primarily earned on a pro-rata basis over the terms of the policies to which they relate. For policies with exposure periods greater than thirteen months, premiums are earned in accordance with the methods prescribed in NAIC Statement of Statutory Accounting Principles SSAP No. 65, Property and Casualty Contracts (SSAP 65). Accordingly, unearned premiums represent the portion of premiums written which are applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

     Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with SSAP No. 66, Retrospectively Rated Contracts (SSAP 66), the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospective rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. The Company establishes nonadmitted assets for 100% of amounts recoverable where any agent's balance or uncollected premium has been classified as nonadmitted and thereafter for 10% of any amounts recoverable not offset by retrospective return premiums or collateral. At December 31, 2009 and 2008, accrued premiums related to the Company's retrospectively rated contracts amounted to $1,505,393 and $1,556,749, respectively, net of non-admitted premium balances of $60,232 and $72,597, respectively.

     Net written premiums that were subject to retrospective rating features were as follows:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

For the years ended December 31,                                   2009       2008       2007
--------------------------------                                 --------   --------   --------
Net written premiums subject to retrospectively rated premiums   $526,445   $648,672   $811,018
Percentage of total net written premiums                              8.3%       9.5%      10.6%

     Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, Property and Casualty Contracts - Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to written premium, and earns these premiums immediately. For premium estimates that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0% of this excess amount) is recorded.

     In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its premium reserves. A premium deficiency liability is established if the premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is not considered in the calculation.

     For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the discovery period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned as written and loss and LAE liabilities associated with the unreported claims are recognized immediately.

     For warranty insurance, the Company will generally offer reimbursement coverage on service contracts issued by an authorized administrator and sold through a particular retail channel. Premiums are recognized over the life of the reimbursement policy in proportion to the expected loss emergence. The expected loss emergence can vary substantially by policy due to the characteristics of products sold by the retailer, the terms and conditions of service contracts sold as well as the duration of an original equipment manufacturer. The Company reviews all such factors to produce earnings curves which approximate the expected loss emergence for a particular contract in order to recognize the revenue earned.

     In accordance with SSAP No. 78, Multiple Peril Crop Insurance (SSAP 78), the Company elected to compute the unearned premium reserve associated with the Multiple Peril Crop Insurance program on a daily pro rata method as the Company did not believe it could demonstrate that the period of risk differs significantly from the contract period. The Company reduced its loss expenses for expense payments associated with catastrophe coverage by $159 and $219 in 2009 and 2008, respectively. The Company reduced its other underwriting expenses for expense payments associated with buy-up coverage by $21,973 and $400 in 2009 and 2008, respectively.

     Reinsurance: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums are reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     as a reduction of the related acquisition cost.

     Retroactive Reinsurance: Retroactive reinsurance reserves are reported separately in the balance sheet. Gains or losses are recognized in the Statement of Income as part of Other Income. Surplus gains are reported as segregated unassigned surplus until the actual retroactive reinsurance recovered exceeds the consideration paid.

     Deposit Accounting: Assumed and ceded reinsurance contracts which based on internal analysis, do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP 62 and SSAP No. 75, Reinsurance Deposit Accounting An Amendment to SSAP No. 62, Property and Casualty Reinsurance, the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if i) the assuming company is licensed, accredited or qualified by NY SAP; or ii) the collateral (i.e.: funds withheld, letters of credit or trusts) provided by the reinsurer meet all the requirements of NY SAP. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to other gain in the statement of income.

     High Deductible Policies: In accordance with SSAP 65, the Company establishes loss reserves for high deductible policies net of deductibles (or reserve credits). As of December 31, 2009 and 2008, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,608,545 and $3,613,086, respectively.

     The Company establishes a non-admitted asset for 10 percent of paid loss recoverables, on high deductible policies, in excess of collateral held on an individual insured basis, or for 100 percent of paid loss recoverables where no collateral is held. As of December 31, 2009 and 2008, the net amount billed and recoverable on paid claims was $44,670 and $64,016, respectively, of which $32,283 and $40,854, respectively, were non-admitted. Additionally, the Company establishes an allowance for doubtful accounts for such paid loss recoverables in excess of collateral and after non-admitted assets, and does not recognize reserve credits where paid loss credits are deemed by the Company to be uncollectible.

     Foreign Property Casualty Business: As agreed with the Company's domiciliary state, the Company accounts for its participation in the business of the Association by (a) recording its net (after pooling) participation of such business as direct writings in its statutory financial statements; (b) recording in the statements of income its participation in the results of underwriting and investment income; and,
     (c) recording in the statements of admitted assets and liabilities, capital and surplus, its participation in the significant insurance and reinsurance balances; its net participation in all other assets (such as the invested assets) and liabilities has been recorded in Equities in Underwriting Pools and Associations.

     Commissions and Underwriting Expenses: Commissions, premium taxes, and certain underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62, the Company records a liability, equal to the difference between the acquisition cost and the reinsurance commissions received, on those instances where ceding commissions paid exceed the acquisition cost of the business ceded. The liability is amortized pro rata over the effective period of the reinsurance agreement in proportion to the amount of coverage provided under the reinsurance contract.

     Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR losses, are determined on the

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated as needed, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

     The Company discounts its loss reserves on workers' compensation claims.

     The calculation of the Company's tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5% interest rate. Loss reserves and LAE reserves (net of reinsurance) subject to the tabular discounting were $2,383,737 and $2,263,861, as of December 31, 2009 and 2008,
     respectively. As of December 31, 2009 and 2008, the Company's tabular discount amounted to $240,933 and $263,886, respectively, all of which were applied against the Company's case reserves.

     The calculation of the Company's non-tabular discount is based upon the Company's own payout pattern and a 5.0% interest rate as prescribed by NY SAP. Loss and LAE reserves (net of reinsurance) subject to the non-tabular discounting were $2,383,737 and $2,263,861 as of December 31, 2009 and 2008, respectively. As of December 31, 2009 and 2008, the Company's non-tabular discount amounted to $416,993 and $327,771, respectively, all of which were applied against the Company's case reserves.

     Foreign Exchange: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Realized gains and losses resulting from foreign currency transactions are included in income in Other Income.

     Statutory Basis Reserves: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

     Policyholders' Dividends: Dividends to policyholders are charged to income as declared.

     Capital and Surplus: Common capital stock and capital in excess of par value represents amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share and subsequent capital contributions in cash or in kind from its shareholder.

     Non-Admitted Assets: Certain assets, principally electronic data processing
     (EDP) equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet all the State of New York's requirements for admissibility, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. In connection therewith, for the years ended December 31, 2009 and 2008, depreciation and amortization expense amounted to $22,999 and $25,260, and accumulated depreciation as of December 31, 2009 and 2008 amounted to $122,835

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     and $141,379, respectively.

     Reclassifications: Certain balances contained in the 2008 and 2007 financial statements have been reclassified to conform to the current year's presentation.

NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS

A. CHANGES IN ACCOUNTING PRINCIPLES:

SSAP 43R

In the third quarter of 2009, the Company adopted SSAP 43R. Pursuant to SSAP 43R, if the fair value of a loan-backed or structured security is less than its amortized cost basis at the balance sheet date, an entity shall assess whether the impairment is other-than temporary. When an impairment is present, SSAP 43R requires the recognition of credit-related OTTI for loan-backed and structured securities when the projected discounted cash flows for a particular security are less than the security's amortized cost. When a credit-related OTTI is present, the amount of OTTI recognized as a realized loss shall be equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected. Under the prescribed OTTI guidance for loan-backed and structured securities in the SSAP 43 that was in effect prior to the third quarter of 2009, OTTI was recognized when the amortized cost basis of a security exceeded undiscounted cash flows and such securities were written down to the amount of the undiscounted cash flows.

SSAP 43R required application to existing and new investments held by a reporting entity on or after September 30, 2009. The guidance in SSAP 43R that was effective in the third quarter of 2009 required the identification of all the loan-backed and structured securities for which an OTTI had been previously recognized and may result in OTTI being recognized on certain securities that previously were not considered impaired under SSAP 43. For this population of securities, if a reporting entity did not intend to sell the security, and had the intent and ability to retain the investment in the security for a period of time sufficient to recover the amortized cost basis, the reporting entity should have recognized the cumulative effect of initially applying SSAP 43R as an adjustment to the opening balance of unassigned funds with a corresponding adjustment to applicable financial statement elements.

As a result of the adoption of SSAP 43R, the Company recognized the following cumulative effect adjustment (CEA) in its 2009 Annual Statement, net of the related tax effect:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                                                      Direct (Charge) or Credit
                                                                        to Unassigned Surplus
                                                                      -------------------------
Gross cumulative effect adjustment (CEA) - Net increase in the
amortized cost of loan-backed and structured securities at adoption           $(19,122)
Deferred tax on gross CEA                                                        6,693
                                                                              --------
Net cumulative effect of Change in Accounting Principle included in
the Statement of Capital and Surplus                                          $(12,429)
                                                                              ========

SSAP 10R

The Company accounted its income taxes in accordance with SSAP 10, Income Taxes. On December 7, 2009, the NAIC voted to approve SSAP No. 10R, Income Taxes - Revised, A Temporary Replacement of SSAP No. 10 (SSAP 10R). The new standard is effective December 31, 2009 for 2009 and 2010 interim and annual periods. The Company adopted SSAP 10R to account for its income taxes in its 2009 annual filing. Income tax expense and deferred tax are recorded, and deferred tax assets are admitted in accordance with SSAP 10R. In addition to the admissibility test on deferred tax assets, SSAP 10R requires assessing the need for a valuation allowance on deferred tax assets. In accordance with the additional requirements, the Company assesses its ability to realize deferred tax assets primarily based on the earnings history, the future earnings potential, the reversal of taxable temporary differences, and the tax planning strategies available to the Company when recognizing deferred tax assets.

In its 2009 annual filing, the Company admitted additional deferred tax assets of $272,916 as a result of the adoption of SSAP 10R. See Note 9 herein for further discussion.

Presentation of Hybrid Securities

Effective January 1, 2009, the NAIC requires that any hybrid securities meeting the NAIC's definition be reported as bonds. The NAIC defines hybrid securities as those securities whose proceeds are accorded some degree of equity treatment by one or more of the nationally recognized statistical rating organizations and/or which are recognized as regulatory capital by the issuer's primary regulatory authority. Hybrid securities are designed with characteristics of debt and of equity and are intended to provide protection to the issuer's senior note holders. Hybrid securities are sometimes referred to as capital securities.

Prior to January 1, 2009, pursuant to the NAIC's short-term reporting guidance, all hybrid securities were reported as preferred stocks, except for those hybrid securities that had specifically been classified as bonds by the Securities Valuation Office (SVO) of the NAIC. The Company reported hybrid securities totaling $72,396 and $112,000 as of December 31, 2009 and 2008, respectively. This change had no impact to the Statements of Income and Changes in Capital and Surplus.

B. OTHER ADJUSTMENTS TO SURPLUS:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

The Company has dedicated significant effort to the resolution of ongoing weaknesses in internal controls. As a result of these remediation efforts, management concluded that adjustments should be made to the assets, liabilities, and surplus to policyholders Capital and Surplus as reported in the Company's 2008, 2007 and 2006 annual statutory basis financial statements. While these adjustments were noteworthy, after evaluating the quantitative and qualitative aspects of these corrections, the Company concluded that its prior period financial statements were not materially misstated and, therefore, no restatement was required. These adjustments resulted in an after tax statutory (charges) credits that in accordance with SSAP No. 3 Accounting Changes and Correction of Errors, have been reported as an adjustment to unassigned surplus as of January 1, 2009, 2008 and 2007. The impact of these adjustments on policyholder surplus as of January 1, 2009, 2008 and 2007 is as follows:

                                                                           POLICYHOLDERS   TOTAL ADMITTED      TOTAL
                                                                              SURPLUS          ASSETS       LIABILITIES
                                                                           -------------   --------------   -----------
BALANCE AT DECEMBER 31, 2008                                                $5,413,173       $25,417,968    $20,004,795
Adjustments to beginning Capital and Surplus:
   Asset realization                                                            30,679            30,679             --
   Liability correction                                                        (97,307)               --         97,307
   Federal income taxes (includes $5,044 of deemed capital contribution)        34,026            34,026             --
                                                                            ----------       -----------    -----------
      TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS                       (32,602)           64,705         97,307
                                                                            ----------       -----------    -----------
BALANCE AT JANUARY 1, 2009, AS ADJUSTED                                     $5,380,571       $25,482,673    $20,102,102
                                                                            ==========       ===========    ===========

An explanation for each of the adjustments for prior period corrections is described below:

The increase in admitted assets is primarily the result of: (a) adjustments reported by the Association as of December 31, 2009 (carrying value of affiliates, foreign exchange, and reinsurance balances); (b) the reversal of a duplicate reinsurance payable balance (which had been netted against reinsurance recoverables); and (c) increases to the carrying values of certain affiliates.

The increase in liabilities is primarily the result of: (a) adjustments to historical carried case and unearned premium reserves; (b) an adjustment to the revenue recognition policy for a specific insurance contract, resulting in the re-establishment of unearned premium reserves; (c) the accrual of an unrecorded liability for claim handling expenses; and (d) several remediation-related reinsurance accounting adjustments (such as: reconciliation adjustments, and insolvency/commutation write-offs).

The decrease in Federal Income taxes is primarily the result of: (a) non-admitted prior year income tax receivables that were not settled at year end; (b) adjustment to tax discounting on loss reserves for workers' compensation; (c) deferred tax asset reconciliation to book unrealized gains and unrealized foreign exchange gains, offset by corresponding changes in nonadmitted tax assets; (d) removal of duplicated tax deduction for affiliate dividends; and (e) tax deduction for nontaxable book gain.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                                                 POLICYHOLDERS   TOTAL ADMITTED      TOTAL
                                                                     SURPLUS         ASSETS       LIABILITIES
                                                                 -------------   --------------   -----------
BALANCE AT DECEMBER 31, 2007                                      $7,296,957       $28,856,420    $21,559,463
Adjustments to beginning Capital and Surplus:
   Asset realization                                                  (9,156)           (9,156)            --
   Liability correction                                               15,525                --        (15,525)
   Federal income taxes, net of capital adjustments of $58,700        (5,434)           (5,434)            --
                                                                  ----------       -----------    -----------
      TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS                 935           (14,590)       (15,525)
                                                                  ----------       -----------    -----------
BALANCE AT JANUARY 1, 2008, AS ADJUSTED                           $7,297,892       $28,841,830    $21,543,938
                                                                  ==========       ===========    ===========

An explanation for each of the adjustments for prior period corrections is described below:

Asset realization: The Company identified that a commuted retroactive ceded reinsurance reserve asset should have been written-off in a prior year.

Liability correction: The Company determined that certain inter company balances relating to American Home's Japan Branch were unsupported.

Federal income taxes (current and deferred): The change in federal income tax expense is primarily related to an increase in provisions for potential tax exposures, and corrections to the deferred income tax inventory and the current tax receivable. Certain corrections to gross deferred tax assets were non-admitted by the Company, resulting in no impact in the table above.

                                                           POLICYHOLDERS   TOTAL ADMITTED      TOTAL
                                                              SURPLUS          ASSETS       LIABILITIES
                                                           -------------   --------------   ------------
BALANCE AT DECEMBER 31, 2006                                $6,211,853      $28,409,596      $22,197,743
Adjustments to beginning Capital and Surplus:
   Federal income taxes                                        (79,156)         (79,156)              --
   Goodwill                                                      2,146            2,146               --
   Asset admissibility                                           5,841            5,841               --
   Expense recognition                                          14,637               --          (14,637)
                                                            ----------      -----------      -----------
      TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS       (56,532)         (71,169)         (14,637)
                                                            ----------      -----------      -----------
BALANCE AT JANUARY 1, 2007, AS ADJUSTED                     $6,155,321      $28,338,427      $22,183,106
                                                            ==========      ===========      ===========

An explanation for each of the adjustments for prior period corrections is described below:

Asset admissibility: The Company determined that certain receivables for high deductible policies and other assets should have been admitted.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

Goodwill: Correction of the amortization of goodwill.

Expense recognition: The Company determined that certain revisions to commissions expense related to certain accident and health contracts were needed.

Federal income taxes (current and deferred): The change in federal income tax expense is primarily related to (i) the appropriate characterization as a settlement of an intercompany balance impacting unassigned surplus rather than a capital contribution with no impact to total capital and surplus; (ii) an increase in provisions for potential tax exposures; and (iii) corrections to the deferred income tax inventory and the current tax receivable. Certain corrections to gross deferred tax assets were non-admitted by the Company resulting in no impact in the table above.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

NOTE 3 - INVESTMENTS

STATUTORY FAIR VALUE OF FINANCIAL INSTRUMENTS:

The following table presents the carrying amount and statutory fair values of the Company's financial instruments as of December 31, 2009 and 2008.

                                               2009                       2008
                                     -------------------------   -------------------------
                                       CARRYING     STATUTORY      CARRYING     STATUTORY
                                        AMOUNT      FAIR VALUE      AMOUNT      FAIR VALUE
                                     -----------   -----------   -----------   -----------
Assets:
   Bonds                             $16,002,641   $16,447,457   $13,907,986   $13,274,193
   Common stocks                       1,031,425     1,031,425     2,064,755     2,064,755
   Preferred stocks                      121,584       121,933       138,025       138,025
   Other invested assets               1,382,807     1,382,807     1,555,659     1,555,659
   Cash and short-term investments     1,387,729     1,387,729     1,076,759     1,076,759
   Receivable for securities               1,582         1,582         1,711         1,711
   Equities in underwriting pools
      and associations                   581,017       581,017       699,244       699,244
Liabilities:
   Collateral deposit liability      $   417,834   $   417,834   $   318,127   $   318,127

The methods and assumptions used in estimating the statutory fair values of financial instruments are as follows:

     - The fair values of bonds, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arms length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchange, broker or custodian or SVO.

     - The statutory fair values of affiliated common stock are based on the underlying equity of the respective entity's financial statements, except for publicly traded affiliates which are based on quoted market values.

     - Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

     - The carrying value of all other financial instruments approximates fair value.

The amortized cost and market values of the Company's bond investments as of December 31, 2009 and 2008 are outlined in the table below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                                                                    GROSS        GROSS
                                                                    AMORTIZED    UNREALIZED   UNREALIZED      MARKET
                                                                       COST         GAINS       LOSSES         VALUE
                                                                   -----------   ----------   ----------   -----------
AS OF DECEMBER 31, 2009
   U.S. governments                                                $   540,549    $  3,443     $  7,737    $   536,255
   All other governments                                               489,169      10,356        2,997        496,528
   States, territories and possessions                               2,315,485     128,208       13,486      2,430,207
   Political subdivisions of states, territories and possessions     3,090,767     133,226        5,565      3,218,428
   Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and
      authorities and their political subdivisions                   7,893,035     261,797       50,132      8,104,700
   Hybrid securities                                                    76,728          70        4,402         72,396
   Industrial and miscellaneous                                      1,596,908      20,397       28,362      1,588,943
                                                                   -----------    --------     --------    -----------
      TOTAL BONDS, AS OF DECEMBER 31, 2009                         $16,002,641    $557,497     $112,681    $16,447,457
                                                                   ===========    ========     ========    ===========
AS OF DECEMBER 31, 2008
   U.S. governments                                                $   342,814    $ 17,532     $    857    $   359,489
   All other governments                                               237,743       5,372           71        243,044
   States, territories and possessions                               2,477,551      62,833       65,735      2,474,649
   Political subdivisions of states, territories and possessions     2,937,737      51,776       68,565      2,920,948
   Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and
      authorities and their political subdivisions                   6,841,572      81,971      442,673      6,480,870
   Hybrid securities                                                   117,650          18        5,668        112,000
   Public utilities                                                     37,551         490           --         38,041
   Industrial and miscellaneous                                        915,368       4,936      275,152        645,152
                                                                   -----------    --------     --------    -----------
      TOTAL BONDS, AS OF DECEMBER 31, 2008                         $13,907,986    $224,928     $858,721    $13,274,193
                                                                   ===========    ========     ========    ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

The amortized cost and market values of bonds at December 31, 2009, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                          AMORTIZED       MARKET
                                             COST         VALUE
                                         -----------   -----------
Due in one year or less                  $    80,365   $    82,322
Due after one year through five years      1,944,951     2,009,077
Due after five years through ten years     3,618,623     3,754,341
Due after ten years                        9,225,715     9,480,712
Structured securities                      1,132,987     1,121,005
                                         -----------   -----------
   TOTAL BONDS                           $16,002,641   $16,447,457
                                         ===========   ===========

Proceeds from sales and gross realized gains and gross realized losses were as follows:

FOR THE YEARS ENDED DECEMBER 31,            2009                       2008                      2007
--------------------------------   -----------------------   -----------------------   -----------------------
                                                  EQUITY                    EQUITY                    EQUITY
                                      BONDS     SECURITIES      BONDS     SECURITIES      BONDS     SECURITIES
                                   ----------   ----------   ----------   ----------   ----------   ----------
Proceeds from sales                $3,921,920   $1,636,318   $6,117,426   $2,755,122   $4,142,868   $2,980,634
Gross realized gains                   36,760      628,427       80,829      255,843       83,609      191,600
Gross realized losses                  46,196      225,886      125,139      487,333       17,451      151,981

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

The cost or amortized cost and market value of the Company's common and preferred stocks as of December 31, 2009 and 2008 are set forth in the table below:

                                          DECEMBER 31, 2009
                    -------------------------------------------------------------
                     COST OR       GROSS        GROSS
                    AMORTIZED   UNREALIZED   UNREALIZED     MARKET      CARRYING
                       COST        GAINS       LOSSES        VALUE        VALUE
                    ---------   ----------   ----------   ----------   ----------
Common stocks:
   Affiliated        $183,313    $  9,594     $ 55,546    $  137,361   $  137,361
   Non-affiliated     403,196     535,657       44,789       894,064      894,064
                     --------    --------     --------    ----------   ----------
      TOTAL          $586,509    $545,251     $100,335    $1,031,425   $1,031,425
                     ========    ========     ========    ==========   ==========
Preferred stocks:
   Non-affiliated    $107,923    $ 14,066     $     55    $  121,933   $  121,584
                     --------    --------     --------    ----------   ----------
      TOTAL          $107,923    $ 14,066     $     55    $  121,933   $  121,584
                     ========    ========     ========    ==========   ==========

                                           DECEMBER 31, 2008
                    --------------------------------------------------------------
                      COST OR       GROSS       GROSS
                     AMORTIZED   UNREALIZED   UNREALIZED     MARKET      CARRYING
                       COST         GAINS       LOSSES        VALUE        VALUE
                    ----------   ----------   ----------   ----------   ----------
Common stocks:
   Affiliated       $  494,547   $  981,812    $130,781    $1,345,578   $1,345,578
   Non-affiliated      784,440       86,171     151,434       719,177      719,177
                    ----------   ----------    --------    ----------   ----------
      TOTAL         $1,278,987   $1,067,983    $282,215    $2,064,755   $2,064,755
                    ==========   ==========    ========    ==========   ==========
Preferred stocks:
   Non-affiliated   $  160,145   $    1,878    $ 23,998    $  138,025   $  138,025
                    ----------   ----------    --------    ----------   ----------
      TOTAL         $  160,145   $    1,878    $ 23,998    $  138,025   $  138,025
                    ==========   ==========    ========    ==========   ==========

The Company held no derivative investment as of December 31, 2009.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

The fair market value together with the aging of the gross pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2009 and 2008 is set forth in the table below:

                                                                          GREATER
                                            12 MONTHS OR LESS          THAN 12 MONTHS               TOTAL
                                         -----------------------   ---------------------   -----------------------
                                            FAIR      UNREALIZED     FAIR     UNREALIZED      FAIR      UNREALIZED
DESCRIPTION OF SECURITIES                   VALUE       LOSSES       VALUE      LOSSES        VALUE       LOSSES
-------------------------                ----------   ----------   --------   ----------   ----------   ----------
As of December 31, 2009:
   U. S. governments                     $  459,676    $  7,737    $     --     $    --    $  459,676    $  7,737
   All other governments                    101,140         635      35,900       2,362       137,040       2,997
   States, territories and possessions      207,104       6,894      62,643       6,592       269,747      13,486
   Political subdivisions of states,
      territories and possessions           236,002       5,065      15,884         500       251,886       5,565
   Special revenue                          895,012      15,437     596,657      34,695     1,491,669      50,132
   Hybrid securities                         21,811       4,402          --          --        21,811       4,402
   Industrial and miscellaneous             284,987      27,845         660         517       285,647      28,362
                                         ----------    --------    --------     -------    ----------    --------
   TOTAL BONDS                            2,205,732      68,015     711,744      44,666     2,917,476     112,681
                                         ----------    --------    --------     -------    ----------    --------
   Affiliated                                79,958      44,519      24,300      11,027       104,258      55,546
   Non-affiliated                            72,640      19,952      66,442      24,837       139,082      44,789
                                         ----------    --------    --------     -------    ----------    --------
   Common stock                             152,598      64,471      90,742      35,864       243,340     100,335
                                         ----------    --------    --------     -------    ----------    --------
   Preferred stock                           11,739          55          --          --        11,739          55
                                         ----------    --------    --------     -------    ----------    --------
   TOTAL STOCKS                             164,337      64,526      90,742      35,864       255,079     100,390
                                         ----------    --------    --------     -------    ----------    --------
   TOTAL BONDS AND STOCKS                $2,370,069    $132,541    $802,486     $80,530    $3,172,555    $213,071
                                         ==========    ========    ========     =======    ==========    ========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                            12 MONTHS OR LESS       GREATER THAN 12 MONTHS            TOTAL
                                         -----------------------   -----------------------   -----------------------
                                            FAIR      UNREALIZED      FAIR      UNREALIZED      FAIR      UNREALIZED
       DESCRIPTION OF SECURITIES            VALUE       LOSSES        VALUE       LOSSES        VALUE       LOSSES
       -------------------------         ----------   ----------   ----------   ----------   ----------   ----------
As of December 31, 2008:
   U. S. governments                     $   70,176    $    857    $       --    $     --    $   70,176   $      857
   All other governments                      3,084          71            --          --         3,084           71
   States, territories and possessions      889,564      53,490       107,537      12,245       997,101       65,735
   Political subdivisions of states,
      territories and possessions         1,701,805      61,935       109,475       6,630     1,811,280       68,565
   Special revenue                        3,548,004     235,961       883,394     206,712     4,431,398      442,673
   Industrial and miscellaneous             320,499     218,513       116,324      62,307       436,823      280,820
                                         ----------    --------    ----------    --------    ----------   ----------
   TOTAL BONDS                            6,533,132     570,827     1,216,730     287,894     7,749,862      858,721
                                         ----------    --------    ----------    --------    ----------   ----------
   Affiliated                                    --         408       129,959     130,373       129,959      130,781
   Non-affiliated                           382,359     142,256         8,227       9,178       390,586      151,434
                                         ----------    --------    ----------    --------    ----------   ----------
   Common stock                             382,359     142,664       138,186     139,551       520,545      282,215
                                         ----------    --------    ----------    --------    ----------   ----------
   Preferred Stock                           87,082      20,966            --       3,033        87,082       23,999
                                         ----------    --------    ----------    --------    ----------   ----------
   TOTAL STOCKS                             469,441     163,630       138,186     142,584       607,627      306,214
                                         ----------    --------    ----------    --------    ----------   ----------
   TOTAL BONDS AND STOCKS                $7,002,573    $734,457    $1,354,916    $430,478    $8,357,489   $1,164,935
                                         ==========    ========    ==========    ========    ==========   ==========

As of December 31, 2009 and 2008, the Company does not intend to sell these securities.

The Company reported write-downs on its bond investments due to OTTI in fair value of $38,733, $28,758 and $14,097 in 2009, 2008 and 2007, respectively and reported write-downs on its common and preferred stock investments due to OTTI in fair value of $38,827, $437,833 and $16,271 during 2009, 2008 and 2007, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

During 2009, 2008 and 2007, the Company reported the following write-downs on its joint venture and partnership investments due to OTTI in fair value:

FOR THE YEARS ENDED DECEMBER 31,                 2009      2008      2007
--------------------------------               --------   ------   -------
AIG Black Sea Holding, L.P. (BTC Investment)   $ 57,728   $   --   $    --
AIG Private Equity Portfolio, L.P.                3,542       --        --
Arrowpath Fund II, L.P.                           4,973       --        --
Blackstone Kalix Fund L.P.                        3,179       --        --
Brencourt Multi-Strategy, L.P.                    3,899       --        --
Capvest Equity Partners, L.P.                    13,372       --        --
Electra European Fund II                         17,266       --     2,619
J.C. Flowers Fund II, L.P.                       20,286       --     6,017
Meritage Private Equity Fund, L.P.                1,239       --        --
Valueact Capital Partners III                     8,811       --        --
AZ Auto Hldgs LLC                                 4,102       --        --
Valueact Capital Partners                            --    2,270        --
Spencer Capital Opportunity Fund LLP                 --    1,213        --
ATV VI                                               --       --     1,604
TH Lee Putnam                                        --       --     1,000
Morgan Stanley III                                   --       --     1,032
Items less than $1.0 million                      2,255    2,380     1,820
                                               --------   ------   -------
   TOTAL                                       $140,652   $5,863   $14,092
                                               ========   ======   =======

Securities carried at an amortized cost of $1,210,917 and $1,066,438 were deposited with regulatory authorities as required by law as of December 31, 2009 and 2008, respectively.

During 2009, 2008 and 2007, included in Net Investment Income Earned were investment expenses of $11,116, $8,439 and $9,607, respectively and interest expense of $9,737, $27,739 and $99,036, respectively.

In September 2006, the FASB issued an accounting standard that defined fair value, established a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but did not change existing guidance about whether an asset or liability is carried at fair value. The Company adopted the standard on January 1, 2008. The Company measures at fair value on a recurring basis certain bonds (specifically, bonds and hybrid securities with NAIC ratings of 3 or lower where market is less than amortized cost), common and preferred stocks.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

Fair Value Hierarchy

The standard defines three "levels" based on observability of inputs available in the marketplace used to measure the fair values. Such levels are:

     - Level 1: Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities.

     - Level 2: Fair value measurements, based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable at commonly quoted intervals.

     - Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability.

Bonds, Common Stocks, Preferred Stocks

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company uses market values for common stocks, preferred stocks and bonds with NAIC ratings of 3 or below where market value is less than amortized cost. When market values are not available, market values are obtained from third party pricing sources.

The following table presents information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement on the levels of the inputs used as of December 31, 2009 and 2008:

                                DECEMBER 31, 2009
                   ------------------------------------------
                    Level 1    Level 2   Level 3      Total
                   --------   --------   -------   ----------
Bonds              $     --   $  8,462   $37,738   $   46,200
Common stocks       880,282     13,782        --      894,064
Preferred stocks         --    117,676     2,905      120,581
                   --------   --------   -------   ----------
Total              $880,282   $139,920   $40,643   $1,060,845
                   ========   ========   =======   ==========

                                DECEMBER 31, 2008
                   ------------------------------------------
                    Level 1    Level 2   Level 3      Total
                   --------   --------   -------   ----------
Bonds              $     --   $107,099   $44,055   $  151,154
Common stocks       857,376        371     8,660      866,407
Preferred stocks        739    137,285        --      138,024
                   --------   --------   -------   ----------
Total              $858,115   $244,755   $52,715   $1,155,585
                   ========   ========   =======   ==========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

The following table presents changes during 2009 and 2008 in Level 3 financial instruments measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in income during 2009 and 2008 related to the Level 3 financial instruments that remained in the balance sheet at December 31, 2009 and 2008.

                                   Net Realized and Unrealized
                      Balance     Gains (Losses) Included in Net    Unrealized Gains   Purchases, Sales,                Balance at
                   Beginning of   Investment Income and Realized   (Losses) Included      Issuances,       Transfers   December 31,
                       Year           Capital Gains (Losses)           in Surplus       Settlements, Net    In (Out)       2009
                   ------------   ------------------------------   -----------------   -----------------   ---------   ------------
Bonds                 $44,055                $(23,257)                   $14,459            $(5,120)        $ 7,601       $37,738
Common stocks           8,660                      --                     (1,016)                --          (7,644)           --
Preferred stocks           --                      --                       (128)                --           3,033         2,905
                      -------                --------                    -------            -------         -------       -------
Total                 $52,715                $(23,257)                   $13,315            $(5,120)        $ 2,990       $40,643
                      =======                ========                    =======            =======         =======       =======

                                   Net Realized and Unrealized
                      Balance     Gains (Losses) Included in Net    Unrealized Gains   Purchases, Sales,                Balance at
                   Beginning of   Investment Income and Realized   (Losses) Included       Issuances,      Transfers   December 31,
                       Year           Capital Gains (Losses)           in Surplus       Settlements, Net    In (Out)       2008
                   ------------   ------------------------------   -----------------   -----------------   ---------   ------------
Bonds                 $47,498                 $(155)                     $(13,034)           $(2,843)       $12,589       $44,055
Common stocks          13,295                    60                        (5,957)             1,262             --         8,660
                      -------                 -----                      --------            -------        -------       -------
Total                 $60,793                 $ (95)                     $(18,991)           $(1,581)       $12,589       $52,715
                      =======                 =====                      ========            =======        =======       =======

The Company initially estimates the fair value of investments in joint ventures and limited partnerships (predominately private limited partnerships and certain hedge funds) by reference to transaction price. Subsequently, the Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which are audited annually. The Company considers observable market data and performs diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

Other invested assets

The Company also measures the fair value of certain assets such as joint ventures and limited partnerships included in other invested assets on a non-recurring basis when events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Assets measured at fair value on a non-recurring basis on which impairment charges were recorded were as follows:

                                  DECEMBER 31, 2009
                        -------------------------------------
                        Level 1   Level 2   Level 3    Total
                        -------   -------   -------   -------
Other invested assets     $--       $--     $29,323   $29,323
                          ---       ---     -------   -------
Total                     $--       $--     $29,323   $29,323
                          ===       ===     =======   =======

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                  DECEMBER 31, 2008
                        -------------------------------------
                        Level 1   Level 2   Level 3    Total
                        -------   -------   -------   -------
Other invested assets     $--       $787     $1,068   $1,855
                          ---       ----     ------   ------
Total                     $--       $787     $1,068   $1,855
                          ===       ====     ======   ======

Loan-Backed and Structured Securities:

1. At December 31, 2009, the Company had no loan-backed and structured securities with the intent to sell or that the Company does not have the intent or ability to hold to recovery.

2. At December 31, 2009, the Company held the following loan-backed and structured securities for which it had recognized credit-related OTTI after adoption of SSAP 43R:

            Book/Adjusted Carrying
                Value Amortized
              Cost Before Current      Present Value of     Recognized   Amortized Cost
  Cusip           Period OTTI        Projected Cash Flows      OTTI        After OTTI     Fair Value
  -----     ----------------------   --------------------   ----------   --------------   ----------
126694A40           $   172                 $   169           $    3         $   169        $   147
23243AAB2             8,944                   8,802              142           8,802          6,487
23244JAC0             4,421                   4,414                7           4,414          3,325
251510LD3             6,534                   6,431              103           6,431          3,474
39538AAC0             3,528                   3,480               48           3,480          1,910
39538AAG1             4,286                   4,062              224           4,062            882
39538BAB0             3,594                   3,537               57           3,537          1,879
39538BAE4             4,347                   4,181              166           4,181          1,124
39538CAC6             3,564                   3,522               42           3,522          1,230
39538CAE2             4,765                   2,865            1,900           2,865          1,198
39539HAC4             3,446                   3,420               26           3,420          2,280
45254NQX8             2,428                   2,318              110           2,318          1,527
525221JH1             2,502                   2,482               20           2,482          1,627
52522RAB6             5,871                   5,771              100           5,771          4,970
52525LAQ3             6,237                   5,301              936           5,301          3,377
550279AA1             2,996                   2,967               29           2,967          1,759
57645TAA5             8,168                   8,043              125           8,043          4,449
61748JAD9             1,333                   1,307               26           1,307            823
                    -------                 -------           ------         -------        -------
                    $77,136                 $73,072           $4,064         $73,072        $42,468
                    =======                 =======           ======         =======        =======

     The Company recognized total OTTI of $49,128 for loan-backed and structured securities currently held by the Company at December 31, 2009.

3. At December 31, 2009, the Company held securities with unrealized losses (fair value is less than cost or amortized cost) for which OTTI had not been recognized in earnings as a realized loss. Such unrealized losses include securities with a recognized OTTI for non interest (i.e. credit) related declines that were recognized in

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     earnings, but for which an associated interest related decline has not been recognized in earnings as a realized loss. The aggregate amount of unrealized losses and fair values for such securities, segregated between those securities that have been in a continuous unrealized loss position for less than 12 months and greater than 12 months, respectively, were as follows:

                                              12 Months or              Greater than
                                                  Less                   12 Months                   Total
                                        -----------------------   -----------------------   -----------------------
                                                     Unrealized                Unrealized                Unrealized
Description of Securities               Fair Value     Losses     Fair Value     Losses     Fair Value     Losses
-------------------------               ----------   ----------   ----------   ----------   ----------   ----------
Loan-backed  Securities                   $39,240      $23,923       $660         $517        $39,900      $24,440
                                          -------      -------       ----         ----        -------      -------
Total temporarily impaired securities     $39,240      $23,923       $660         $517        $39,900      $24,440
                                          =======      =======       ====         ====        =======      =======

4. In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company also considers its cash and working capital requirements and generally considers expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

NOTE 4 - RESERVES FOR LOSSES AND LAE

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2009, 2008 and 2007 is set forth in the table below:

                                                      2009          2008          2007
                                                  -----------   -----------   -----------
RESERVES FOR LOSSES AND LAE, END OF PRIOR YEAR    $13,268,600   $13,732,102   $12,754,581
Incurred losses and LAE related to:
   Current accident year                            4,528,746     5,573,146     5,366,376
   Prior accident years                               939,381       (30,723)      (80,939)
                                                  -----------   -----------   -----------
      TOTAL INCURRED LOSSES AND LAE                 5,468,127     5,542,423     5,285,437
                                                  -----------   -----------   -----------
Paid losses and LAE related to:
   Current accident year                           (1,426,132)   (1,689,045)   (1,436,644)
   Prior accident years                            (3,828,094)   (4,316,880)   (2,871,272)
                                                  -----------   -----------   -----------
      TOTAL PAID LOSSES AND LAE                    (5,254,226)   (6,005,925)   (4,307,916)
                                                  -----------   -----------   -----------
RESERVES FOR LOSSES AND LAE, AS OF DECEMBER 31,   $13,482,501   $13,268,600   $13,732,102
                                                  ===========   ===========   ===========

For 2009, the Company experienced significant adverse loss and LAE reserve development, including accretion of loss reserve discount. The adverse development was almost entirely attributable to the Excess Casualty and Excess Workers Compensation classes of business. The Company modified its loss development assumptions for each of these classes of business in 2009 in response to the higher than expected loss emergence. For 2008, the development was slightly favorable prior to accretion of the workers compensation discount, and slightly adverse after recognition of accretion of the discount. Favorable development on Directors & Officers liability and other classes of business offset adverse development on the Company's Excess Casualty business. The adverse development on Excess Casualty was primarily related to accident years 2003 and prior.

In calendar year 2008, two transactions resulted in a significant increase in paid loss with a corresponding decrease in loss reserves. These transactions were the result of the Canadian Branch novation (see Note 5E) and the Foreign Operations restructuring (see Note 5E). The total calendar year paid losses as a result of these events were approximately $331,200 and $306,000 for the Canada novation and Foreign Operations restructuring, respectively. These payments are spread over multiple accident years and resulted in modest beneficial development of about $21,600. In addition, in 2008, the Company recorded paid losses of $108,000 relating to one credit excess of loss assumed treaty applicable to accident year 2008. There will be no additional impact from this treaty as the full limits of the treaty have been paid. Also, the 2009 paid losses and LAE reflect the commutation of the 21st Century Personal

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

Auto Group. See Note 5E for further details.

In 2007, there was adverse development related to accident years 2003 and prior, offset by favorable development from accident years 2004 through 2006. The favorable developments for accident years 2004 through 2006 were spread across many classes of business. The adverse development from accident years 2003 and prior related primarily to the Company's excess casualty and primary workers compensation classes of business.

As of December 31, 2009, 2008 and 2007, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $166,812, $178,706 and $199,953, respectively.

As of December 31, 2009, 2008 and 2007, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $5,336,235, $5,340,598 and $5,987,568, respectively (exclusive of inter-company pooling).

ASBESTOS AND ENVIRONMENTAL RESERVES

The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

The Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) for the year ended December 31, 2009, 2008 and 2007, gross and net of reinsurance credits, are as follows:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                                     ASBESTOS LOSSES                 ENVIRONMENTAL LOSSES
                                           ----------------------------------   ------------------------------
                                              2009        2008        2007        2009       2008       2007
                                           ---------   ---------   ----------   --------   --------   --------
Direct:
Loss and LAE reserves, beginning of year   $ 905,282   $ 983,031   $1,098,137   $105,450   $137,135   $178,384
   Incurred losses and LAE                   175,575      98,429       34,757     (3,738)   (13,665)      (468)
   Calendar year paid losses and LAE        (190,209)   (176,178)    (149,863)   (13,162)   (18,020)   (40,781)
                                           ---------   ---------   ----------   --------   --------   --------
LOSS AND LAE RESERVES, END OF YEAR         $ 890,648   $ 905,282   $  983,031   $ 88,550   $105,450   $137,135
                                           =========   =========   ==========   ========   ========   ========
Assumed:
Loss and LAE reserves, beginning of year   $  86,375   $  89,655   $   97,344   $  5,077   $  5,933   $  4,948
   Incurred losses and LAE                    (1,517)     12,578        5,160        856       (735)     1,386
   Calendar year paid losses and LAE           1,099     (15,858)     (12,849)      (189)      (121)      (401)
                                           ---------   ---------   ----------   --------   --------   --------
LOSS AND LAE RESERVES, END OF YEAR         $  85,957   $  86,375   $   89,655   $  5,744   $  5,077   $  5,933
                                           =========   =========   ==========   ========   ========   ========
Net of reinsurance:
Loss and LAE reserves, beginning of year   $ 414,790   $ 464,090   $  533,105   $ 57,647   $ 71,628   $ 92,210
   Incurred losses and LAE                    54,172      27,666       10,155      1,800         32      1,691
   Calendar year paid losses and LAE         (75,705)    (76,966)     (79,170)   (10,686)   (14,013)   (22,273)
                                           ---------   ---------   ----------   --------   --------   --------
LOSS AND LAE RESERVES, END OF YEAR         $ 393,257   $ 414,790   $  464,090   $ 48,761   $ 57,647   $ 71,628
                                           =========   =========   ==========   ========   ========   ========

The amount of ending reserves for Bulk and IBNR included in the table above for Asbestos and Environmental losses is as follows:

                                         ASBESTOS LOSSES              ENVIRONMENTAL LOSSES
                                 ------------------------------   ---------------------------
                                   2009       2008       2007       2009      2008      2007
                                 --------   --------   --------   -------   -------   -------
Direct basis                     $503,724   $524,100   $619,127   $29,091   $39,611   $56,093
Assumed reinsurance basis          41,926     37,560     44,945       520        96     1,191
Net of ceded reinsurance basis    221,716    238,704    296,910    14,070    19,081    25,942

The amount of ending reserves for LAE included in the table above for Asbestos and Environmental losses is as follows:

                                       ASBESTOS LOSSES             ENVIRONMENTAL LOSSES
                                 ---------------------------   ---------------------------
                                   2009      2008      2007      2009      2008      2007
                                 -------   -------   -------   -------   -------   -------
Direct basis                     $55,969   $58,233   $68,792   $12,468   $16,976   $24,040
Assumed reinsurance basis          7,009     7,124     6,570       164       109       351
Net of ceded reinsurance basis    26,985    29,473    34,565     5,971     8,245    10,958

Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2009 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

NOTE 5 - RELATED PARTY TRANSACTIONS

A.   NATIONAL UNION INTER-COMPANY POOLING AGREEMENT

     The Company, as well as certain other insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business except business from foreign branches (excluding Canada) to National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), the lead pooling participant. In turn, each pooling participant receives from National Union their percentage share of the pooled business.

     The Company's share of the pool is 36.0%. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

     A list of all pooling participants and their respective participation percentages is set forth in Note 1.

     Effective January 1, 2008 AIU Insurance Company's (AIUI) percentage in the Commercial Pool was reduced from 1% to 0% and C&I's participation was revised retroactively to 11% from 10%. Cessions from AIUI to the Commercial Pool will be run off. AIUI was relieved of any and all corresponding liabilities related to its 1% participation.

B.   CHARTIS OVERSEAS ASSOCIATION POOLING ARRANGEMENT

     AIG formed the Association, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of New Hampshire, National Union, and the Company. On annual basis the Association files audited financial statements in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of New York.

     At the time of forming the Association, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. The initial participation established was subsequently amended for profits and losses for each year derived from reinsurance of risks situated in Japan (excluding certain Japanese situs risks and business underwritten by the Company's Japan branch which is not subject to the National Union inter-company pooling agreement nor the Association). The participation for Japanese and non-Japanese business underwritten via the Association is set forth in the table below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                                                                        PARTICIPATION
                                                                           INITIAL         PERCENT
                                                             NAIC CO.   PARTICIPATION    SPECIFIC TO
MEMBER COMPANY                                                 CODE        PERCENT       JAPAN RISK
--------------                                               --------   -------------   -------------
Chartis Overseas Limited                                          --        67.0%           85.0%
Commercial Pool member companies, as follows:                     --        33.0%           15.0%
   New Hampshire Insurance Company                             23841        12.0%           10.0%
   National Union Fire Insurance Company of Pittsburgh, Pa.    19445        11.0%            5.0%
   American Home Assurance Company                             19380        10.0%            0.0%

In accordance with the National Union inter-company pooling agreement, the Commercial Pool member companies' participation in the Association is pooled among all Commercial Pool members proportional to their participation in the Commercial Pool. The Company's participation in the Association after the application of its participation in the National Union inter-company pooling agreement has been presented in the accompanying financial statements as follows:

AS OF DECEMBER 31,                                   2009        2008
------------------                                ---------   ---------
Assumed reinsurance receivable                    $  22,795   $  36,798
Funds held by ceding reinsurers                       8,204       6,821
Reinsurance recoverable                              34,838      26,961
Equities in underwriting pools and associations     581,017     699,244
                                                  ---------   ---------
TOTAL ASSETS                                      $ 646,854   $ 769,824
                                                  ---------   ---------
Loss and LAE reserves                               491,833     548,564
Unearned premium reserves                           224,644     240,933
Funds held                                           14,524      15,031
Ceded balances payable                               61,413      75,043
Retroactive reinsurance                                (132)       (132)
Assumed reinsurance payable                          10,386      25,472
                                                  ---------   ---------
TOTAL LIABILITIES                                 $ 802,668   $ 904,911
                                                  ---------   ---------
TOTAL SURPLUS                                     $(155,814)  $(135,087)
                                                  =========   =========

As of December 31, 2009, the Association reported an asset of $2.3 billion representing the value of subsidiaries and affiliated entities (SCAs), of which Chartis Europe S.A. represented $1.9 billion and Chartis UK Holdings represented $338 million, respectively.

While the New York Insurance Department is not the domiciliary jurisdiction for the Association, the Department

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     did not object to the Association's request allowing the valuation of Chartis UK Holdings to be based on audits of underlying entities in 2009.

     The Company's interest in the SCAs reported by the Association is consistent with its participation in the Association and the National Union inter-company pooling agreement and was $275 million as of December 31, 2009, which has been reported by the Company as a component Equities in Underwriting Pools and Associations.

C.   GUARANTEE ARRANGEMENTS

     The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the policies of insurance issued by the guaranteed companies. The Company would be required to perform under the guarantee agreements in events or circumstances (including bankruptcy, reorganization and similar proceedings) whereby the guaranteed companies fail to make payments under the policies of insurance (including guaranteed investment contracts and funding agreements) they have issued. The guarantees will remain in effect until terminated by the Company. The Company has the unilateral right to terminate the guarantees effective thirty (30) days after publication of a notice to terminate in the Wall Street Journal.

     The guarantees are not expected to have a material effect upon the Company's surplus. The Company believes that the likelihood of a payment under any of the guarantees is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by certain rating agencies. In the event of termination of a guarantee, obligations in effect or contracted for on the date of termination would remain covered until extinguished.

     The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

     The guarantees that were in effect as of December 31, 2009 are included in the table below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                                         DATE       DATE     POLICYHOLDER'S    INVESTED    ESTIMATED  POLICYHOLDER'S
GUARANTEED COMPANY                                      ISSUED   TERMINATED   OBLIGATIONS @    ASSETS @       LOSS        SURPLUS
------------------                                     --------  ----------  --------------  ------------  ---------  --------------
AIG Advantage Insurance Company               ***      12/15/97   08/31/09    $     42,763   $     25,907     $--       $    23,821
AIG Edison Life Insurance Company                      08/29/03                 23,067,815     24,634,406      --         2,376,869
Chartis Europe, S.A. (f/k/a AIG Europe S.A.)  **       09/15/98                  5,908,063      4,045,169      --         3,165,580
AIG Europe (Netherlands) N.V.                 **       09/20/04   02/28/10              --        524,842      --           606,942
AIG Hawaii Insurance Company, Inc.            ***      11/05/97   08/31/09          45,207         83,434      --            63,827
AIG Mexico Seguros Interamericana, S.A. de
   C.V.                                       **       12/15/97                    290,575         75,489      --            54,113
SunAmerica Annuity and Life Assurance
   Company                                    *        01/04/99   12/29/06      18,484,406     18,800,227      --           650,346
Landmark Insurance Company, Ltd (UK)          *        03/02/98   11/30/07         212,084      4,255,579      --         1,881,367
American General Life Insurance Company                03/03/03   12/29/06      31,101,030     35,598,876      --         5,947,182
American General Life and Accident Insurance
   Company                                             03/03/03                  8,447,699      9,024,223      --           675,741
American International Insurance Company      ***      11/05/97   08/31/09         363,976      1,036,503      --           461,292
American International Insurance Company of
   California, Inc.                           ***      12/15/97   08/31/09         142,101         23,271      --            24,668
American International Insurance Company of
   New Jersey                                 ***      12/15/97   08/31/09          45,733         36,907      --            34,399
First SunAmerica Life Insurance Company       *        01/04/99   01/31/08       4,959,942      8,693,009      --           772,623
Lloyd's Syndicate 1414 (Ascot Corporate
   Name)                                      **  +    01/20/05   10/31/07         334,056        897,820      --           243,998
SunAmerica Life Insurance Company             *        01/04/99   12/29/06      11,395,913     16,916,592      --         4,017,975
The United States Life Insurance Company in
   the City of NY                                 ++   03/03/03   04/30/10       5,393,222      4,953,651      --           484,931
The Variable Annuity Life Insurance Company            03/03/03   12/29/06      46,779,349     55,578,672      --         3,622,126
American Home do Brasil S.A.                  **       08/05/98   10/31/07              --            561      --               637
American International Assurance Co
   (Australia) Ltd                                     11/01/02                    368,586        741,328      --            98,686
                                                                              ------------   ------------     ---       -----------
   TOTAL                                                                      $157,382,520   $185,946,466     $--       $25,207,123
                                                                              ============   ============     ===       ===========

*    The guaranteed company is also backed by a support agreement issued by AIG.

**   Policyholders' surplus is based on local GAAP financial statements.

*** Formerly part of AIG's U.S. personal auto group, sold on July 1, 2009 to Farmers Group, Inc. a subsidiary of Zurich Financial Services Group (ZFSG). As part of the sale, ZFSG issued a hold harmless agreement to the Company with respect to the Company's obligations under this guarantee.

+ Guarantees issued on December 15, 2004 and January 20, 2005 were terminated on October 31, 2007. Guarantee issued on November 1, 2002 was terminated on September 30, 2008.

++   This guarantee will terminate as to policies written after April 30, 2010.

@ Policyholder's Obligations and Invested Assets includes separate account liabilities and separate account assets, respectively.

     The Company does not believe that the events of AIG discussed in Notes 13 and 14 will increase the likelihood that the guarantees will be materially impacted.

D.   INVESTMENTS IN AFFILIATES

     As of December 31, 2009 and 2008, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows. The 2009 and 2008 balances are net of $0 and $0 respectively of non-admitted balances.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                                                                  CARRYING      CHANGE IN
                                                     AFFILIATE                    VALUE AT       CARRYING
                                                     OWNERSHIP   ACTUAL COST    DECEMBER 31,      VALUE
AFFILIATED COMMON STOCK INVESTMENTS                   PERCENT        2009           2009           2009
-----------------------------------                  ---------   -----------    ------------   -----------
21st Century Insurance Group                   (b)       0.0%      $     --       $     --     $  (117,912)
AIG Hawaii Insurance Company, Inc.             (b)       0.0%            --             --         (64,060)
AIG Mexico Industrial, L.L.C.                           49.0%         8,932         10,387           1,604
AIG Non Life Holding Company (Japan), Inc.             100.0%       124,477         79,958         (47,821)
American International Realty Corporation               31.5%        14,169         20,624         (29,913)
Eastgreen, Inc.                                         13.8%        12,804          9,927             (37)
AIU Brasil Affiliate                                   100.0%           408          2,092           2,092
Fuji Fire and Marine Insurance Company                   2.8%        17,078         12,180          (7,271)
Pine Street Real Estate Holdings Corporation            31.5%         5,445          2,193             110
Transatlantic Holdings, Inc.                   (a)       0.0%            --             --        (945,009)
                                                                   --------       --------     -----------
   TOTAL COMMON STOCKS-- AFFILIATES                                $183,313       $137,361     $(1,208,217)
                                                                   ========       ========     ===========

(a) As referenced in Note 5E, Transatlantic Holdings, Inc. has been reported as an unaffiliated investment in this financial statement.

(b) As referenced in Note 5E, the Company sold its ownership in 21st Century and AIG Hawaii to Farmers Group, Inc.

                                                                           CARRYING     CHANGE IN
                                               AFFILIATE                   VALUE AT      CARRYING
                                               OWNERSHIP   ACTUAL COST   DECEMBER 31,     VALUE
AFFILIATED COMMON STOCK INVESTMENTS             PERCENT        2008          2008          2008
-----------------------------------            ---------   -----------   ------------   ---------
21st Century Insurance Group                      16.4%      $238,948     $  117,912    $   9,946
AIG Hawaii Insurance Company, Inc.               100.0%        10,000         64,060         (687)
AIG Mexico Industrial, L.L.C.                     49.0%         8,725          8,783         (176)
AIG Non Life Holding Company (Japan), Inc.       100.0%       124,477        127,779     (117,378)
American International Insurance Company           0.0%            --             --      (91,791)
American International Realty Corporation         31.5%        37,771         50,537          114
Eastgreen, Inc.                                   13.8%        12,804          9,964          (27)
Fuji Fire and Marine Insurance Company             2.8%        22,309         19,451       19,451
Pine Street Real Estate Holdings Corporation      31.5%         5,445          2,083        2,083
Transatlantic Holdings, Inc.                      33.2%        34,068        945,009     (281,749)
                                                             --------     ----------    ---------
   TOTAL COMMON STOCKS - AFFILIATES                          $494,547     $1,345,578    $(460,214)
                                                             ========     ==========    =========

     Investments in affiliates are included in common stocks based on the net worth of the entity except for publicly traded affiliates which are based on quoted market values, less a discount as prescribed by NAIC SAP (see
     Note 1).

     The remaining equity interest in these investments, except for Transatlantic Holdings, Inc. and Fuji Fire and

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     Marine Insurance Company, are owned by other affiliated companies, which are wholly-owned by the Ultimate Parent.

     The Company has ownership interests in certain affiliated real estate holding companies. From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0%. As of December 31, 2009 and 2008, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10.0% amounted to $908,367 and $959,265, respectively.

E.   RESTRUCTURING

     DOMESTIC OPERATIONS

     On June 10, 2009, the Company sold 12,826 shares of Transatlantic Holdings, Inc. (TRH) for $470,341 and recorded a realized gain of $450,511. As of December 31, 2009, the Company continues to own 9,193 common shares of TRH, representing approximately 13.9% of TRH's common shares issued, which were sold in March 2010 (Refer to Note 14). The Company had previously owned 33.2% of TRH. In addition, the Company recorded a capital contribution of $75,923 pursuant to the terms of a make whole agreement between the Company and AIG, whereby AIG agreed to contribute capital to the Company in an amount equal to the difference between the statutory carrying value of TRH and the consideration received by the Company for the sale of its shares. The Company also received a deemed contribution of approximately $157,679 pursuant to the Tax Sharing Agreement (Agreement) in connection with this sale. The Agreement provides that AIG will reimburse the Company for any current tax liabilities arising from the sale of an operating subsidiary during the term of the Credit Facility, except amounts required to be remitted as Net Cash Proceeds, as defined in the Credit Facility. The Department issued a determination of non-control ruling relative to the Company's ownership of TRH. Accordingly, the Company's investment in TRH common stock has been reported as an unaffiliated investment in this financial statement and has been reported at fair value in accordance with SSAP No. 30, Investments in Common Stock.

     Effective July 1, 2009, the 21st Century Personal Auto Group (PAG) was sold to Farmers Group, Inc. (FGI), a subsidiary of Zurich Financial Services Group for $1.9 billion. Of the $1.9 billion proceeds received by AIG member companies from the sale of the PAG entities to FGI, $0.2 billion was retained by Chartis U.S. Inc. as consideration for the PAG entities it owned and $1.7 billion was provided to the Chartis U.S. insurance entities. American International Insurance Company (AIIC) was the lead company in the Personal Lines Pool which was the mechanism for sharing the PAG and the Private Client Group (PCG) business underwritten among the Personal Lines Pool members. PCG business was underwritten directly by member companies of the Personal Lines Pool as well as the insurance entities of Chartis U.S. Inc. not subject to this sale ("Chartis U.S. Inc. companies"). The PCG business written by Chartis U.S. Inc. companies was ceded 100% to AIIC as the pool lead. The total of the PCG business assumed by AIIC, the PCG business underwritten directly by Personal Lines Pool members, as well as the PAG business retained by AIIC ("net business of the Personal Lines Pool") was then subject to a 50% quota share to National Union. The Commercial Pool members participated in this business assumed by National Union at their stated pool percentages.

     In connection with this sale, various reinsurance agreements between the PAG companies and the Chartis U.S. Inc. companies (including the Company) were partially or fully commuted as of June 30, 2009. The major transactions are summarized below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

          1. The quota share reinsurance agreement between National Union and AIIC under which AIIC ceded 50% of the net business of the Personal Lines Pool to National Union was commuted as of June 30, 2009.

          2. All liabilities relating to existing PCG business that was written on a direct basis by members of the Personal Lines Pool were transferred to National Union under the terms of the PCG Business Reinsurance and Administration Agreement, effective June 30, 2009.

          3. All obligations and liabilities relating to the PCG business that was directly written and ceded by Chartis U.S. Inc. companies to AIIC under various quota share reinsurance agreements were commuted as of June 30, 2009.

     Following these transactions the Chartis U.S. Inc. companies settled all amounts due to AIIC in securities and cash totaling $871.9 million. The Company's share of this settlement was $293.3 million.

     The Chartis U.S. Inc. companies which owned 21st Century Insurance Group (a member company of PAG), recorded dividend income and a resulting intangible asset of approximately $527.5 million for the fair value of the PCG business, which was not subject to the PAG sale and was retained by the Chartis U.S. Inc. companies going forward. Additionally, capital contributions were received by the owners of 21st Century Insurance Group of $184.6 million from Chartis U.S. as part of the tax sharing agreement. The Company's share of these transactions was dividend income of $79.7 million and a capital contribution of $27.9 million.

     Following the sale of the PAG entities, which included the Company's ownership in 21st Century Insurance Group and AIG Hawaii Insurance Company, Inc., the Company received $182.6 million of the $1.7 billion of proceeds received by the Chartis U.S. Inc. companies. As a result of these transactions involving the sale of these PAG entities, the Company recorded a pre-tax loss of $14.5 million.

     AMERICAN HOME CANADIAN BRANCH NOVATION

     Effective November 1, 2008, the American Home Canadian Branch (the Branch) entered into an assumption reinsurance and asset purchase agreement with Chartis Insurance Company of Canada, (formerly AIG Commercial Insurance Company of Canada), under which the existing and inforce policies of insurance issued by the Branch were novated to Chartis Insurance Company of Canada. Subsequent to the transfer, the Branch ceased operations and is in the process of being dissolved. The transaction has been accounted for at fair value in accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties (SSAP 25) as it qualifies as an "economic transaction". The fair value of the liabilities assumed by Chartis Insurance Company of Canada are approximately $2,146,053. In connection with Chartis Insurance Company of Canada's assumption of such liabilities, the Branch transferred assets at fair value that, in total, equal the obligations assumed by Chartis Insurance Company of Canada less a balance representing intangible assets of approximately $75,693 which are being deferred and will be amortized over a 10 year period and netted within the Company's other assets. The release of the liabilities and the transfer of the investments to Chartis Insurance Company of Canada by the Branch have been accounted for in the Company's Statement of Cash Flows as benefit and loss related payments of $331,200 and proceeds from investments sold, matured or repaid, respectively, resulting in these cash flow line items increasing by $1,225,013. The following table summarizes the pre-tax gain recognized by the Company as a

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     result of this transaction:

Description                                                         Amount
-----------                                                       ---------
Loss from investments included in realized capital gains/losses   $(210,868)
Underwriting gain                                                    13,762
Other income (ceding commission)                                     14,276
Gain relating to foreign exchange included in other income          371,741
                                                                  ---------
Net pre-tax gain                                                  $ 188,911
                                                                  =========

     In relation to and prior to this transaction, Chartis U.S. Inc. contributed capital to Chartis Insurance Company of Canada in the amount of approximately $964,000. Chartis U.S. Inc. obtained such funding via dividends paid by the following entities:

Company                                                    Dividend
-------                                                    --------
National Union Fire Insurance Company of Pittsburgh, Pa.   $299,000
American Home Assurance Company                             170,000
Commerce and Industry Insurance Company                     103,000
Chartis Property Casualty Company                           103,000
The Insurance Company of the State of Pennsylvania          122,000
New Hampshire Insurance Company                             167,000

     During the fourth quarter of 2008 and subsequent to this transaction, the Branch repatriated its remaining net assets of $921,000 to the Company. The Company subsequently utilized $691,000 of this repatriated amount to pay a dividend to Chartis U.S. Inc. of $691,000. Subsequently, Chartis U.S. Inc. contributed such funds to the following entities in consideration for the dividends paid to originally fund the transaction:

                                                              Capital
Company                                                    Contribution
-------                                                    ------------
National Union Fire Insurance Company of Pittsburgh, Pa.     $299,000
Chartis Property Casualty Company                             103,000
The Insurance Company of the State of Pennsylvania            122,000
New Hampshire Insurance Company                               167,000

     FOREIGN OPERATIONS RESTRUCTURING

     UK Restructure & Part VII

     In 2007 the foreign property and casualty division of AIG announced the restructuring of its United Kingdom (UK) general insurance operations designed to simplify the organization, provide an enhanced regulatory and legal platform and improve transparency and efficiency. In December 2007, New Hampshire Insurance Company transferred substantially all of the business written by its United Kingdom branch (the UK Branch) to AIG UK Ltd., a UK affiliate formerly known as Landmark Insurance Company Limited. This transfer was accomplished pursuant to an application made to the High Court of Justice in England and Wales for an order under Part VII of the Financial Services and Markets Act 2000 of the UK. The results of the UK branch had been previously

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     reported through the Company's participation in the Association. The Association reports on a fiscal year ending on November 30th. Although the Company's fiscal year ends on December 31st, the Company's annual financial statements have historically and consistently reported the results of its participation in the Association based on the Association's fiscal year close of November 30th. In order to achieve consistency in its financial reporting, the Company, with the permission of the New York and Pennsylvania Insurance Departments, recorded the effects of this transaction in its 2008 statutory financial statements.

     Amended Corporate Structure

     In 2007, to support the legal realignment of its UK operations, AIUO Ltd incorporated the intermediate holding companies AIG UK Holding Limited, AIG UK Financing Company Limited, and AIG UK Sub Holdings Limited. On November 26, 2007, AIUO Ltd transferred the shares of its wholly owned subsidiary, Landmark Insurance Company Ltd (Landmark) to AIU UK Holdings (UK Holdings) in return for share capital of UK Holdings. Landmark was then renamed AIG UK Ltd and its holding was cascaded down to AIG UK Financing Company Limited and on to AIG UK Sub Holding Company Limited in share for share exchanges on November 27 and 28, respectively. AIUO Ltd also transferred the shares in its wholly owned subsidiary, AIG Europe UK Limited to UK Holdings in exchange for the issuance of additional shares in UK Holdings. AIG Europe UK Limited was then renamed AIG UK Services Limited and its share holding was cascaded down through AIG UK Financing Company Limited, AIG UK Sub Holding company Limited and on to AIG UK Limited. Two other affiliates of the Company, AIG Europe Ireland and American International Company Ltd made cash contributions to UK Holding in exchange for share capital of UK Holdings.

     Business Transfer

     On December 1, 2007, AIG transferred all of the business written by New Hampshire Insurance Company's UK Branch to AIG UK Ltd. This transaction was accomplished pursuant to an application made to the High Court of Justice in England and Wales for an order under Part VII of the Financial Services and Markets Act 2000 of the UK to transfer the aforementioned business (Part VII Transaction). Prior to the transfer, the business of the UK Branch was recorded by the Company through its participation in the Association. By transferring the existing rights and future rights of the UK business, the Association members transferred the value of the business, and unrealized translation balances, to AIG UK Ltd and shares of AIG UK Ltd stock were issued to the members of the Association for fair value of the business transferred. These shares were then transferred to UK Holdings in exchange for shares in UK Holdings. New Hampshire UK Aviation business was transferred by New Hampshire directly, for shares of AIG UK Ltd stock equal to the fair value of the Aviation business transferred. Additionally, as part of the transaction several intercompany reinsurance agreements (both commutations and new contracts) were executed involving other subsidiaries of AIG. The results of the New Hampshire UK Aviation business had been previously reported through the Company's participation in the Commercial Pool.

     For US income tax purposes, the restructuring of the UK Branch qualified as a tax free reorganization. While generally tax free, certain intangible assets were recognized as taxable income upon transfer to AIG UK Ltd. pursuant to Internal Revenue Code section 367. Additionally, unrealized foreign currency gains and losses were realized upon the termination of the UK Branch. It is expected that foreign currency gains and losses offset each other for tax purposes resulting in an immaterial net number. The tax effects of the transaction reported in the Company's financial statements are disclosed below.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     During the 2008 year there were additional contributions to UK Holdings by the Association and AIUO Ltd. In aggregate, UK Holdings issued 21,448 common equity shares in exchange for all assets contributed, which included cash, intangibles and the value of the contributed entities and rights of the UK business.

     Completion of the aforementioned business transfer, including the related reinsurance transactions, resulted in the following changes to the 2008 Company's financial statements:

                                                    Investment in
                                   P VII Transfer    UK Holdings      Total
                                   --------------   -------------   ---------
Participation in the Association     $(383,080)       $(14,651)     $(397,731)
Liabilities                            446,151              --        446,151
Underwriting income                     57,634              --         57,634
Other income                             3,783              --          3,783
Net income (pre-tax)                    87,664              --         87,664
Surplus (pre-tax)                       63,071         (14,651)        48,420

F.   OTHER RELATED PARTY TRANSACTIONS

     The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2009 and 2008 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2009 and 2008 and all capital contributions and dividends.

                                                                     ASSETS RECEIVED BY      ASSETS TRANSFERRED BY
                                                                        THE COMPANY               THE COMPANY
                                                                  -----------------------   -----------------------
  DATE OF                                                         STATEMENT                 STATEMENT
TRANSACTION    EXPLANATION OF TRANSACTION     NAME OF AFFILIATE     VALUE     DESCRIPTION     VALUE     DESCRIPTION
-----------   ----------------------------   ------------------   ---------   -----------   ---------   -----------
06/30/09        Capital contribution (c)     Chartis U.S., Inc.    $    948     In kind      $     --        --
06/30/09        Capital contribution (a)     Chartis U.S., Inc.      75,923       Cash             --        --
06/30/09      Capital contribution (a) (c)   Chartis U.S., Inc.     157,679     In kind            --        --
12/31/09        Capital contribution (c)     Chartis U.S., Inc.      58,930     In kind            --        --
06/30/09          Capital contribution       Chartis U.S., Inc.      15,495       Cash             --        --
07/01/09        Capital contribution (b)     Chartis U.S., Inc.      27,886     In kind            --        --
12/31/09          Capital contribution       Chartis U.S., Inc.       6,425     In kind            --        --
06/22/09          Purchases of security        National Union       573,629      Bonds        573,629       Cash
10/30/09          Purchases of security             AIGSL           133,979      Bonds        133,979       Cash
07/01/09              Sale of bonds                 AIIC            219,257       Cash        219,257      Bonds

(a) Sale of Transatlantic Holdings, Inc. (TRH) - make whole agreement and tax sharing agreement

(b)  Sale of Personal Auto Group

(c)  Capital contributions in lieu of Tax Sharing Agreement

AIGSL: AIG Security Lending

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000's OMITTED)

                                                              ASSETS RECEIVED BY         ASSETS TRANSFERRED BY
                                                                  THE COMPANY                 THE COMPANY
                                                              ------------------        -----------------------
   DATE OF           EXPLANATION                              STATEMENT                 STATEMENT
TRANSACTION        OF TRANSACTION         NAME OF AFFILIATE     VALUE     DESCRIPTION     VALUE     DESCRIPTION
-----------   ------------------------   ------------------   ---------   -----------   ---------   -----------
  02/25/08            Dividend           Chartis U.S., Inc.    $     --        --       $ 90,000        Cash
  03/31/08            Dividend           Chartis U.S., Inc.          --        --        200,000        Cash
  06/30/08          Dividend (c)         Chartis U.S., Inc.          --        --         90,813(b)   In kind
  06/30/08            Dividend           Chartis U.S., Inc.          --        --        177,425        Cash
  09/30/08          Dividend (c)         Chartis U.S., Inc.          --        --        163,395        Cash
  11/30/08          Dividend (c)         Chartis U.S., Inc.          --        --        170,000(a)     Cash
  12/29/08          Dividend (c)         Chartis U.S., Inc.          --        --        683,000(a)     Cash
  12/31/08          Dividend (c)         Chartis U.S., Inc.          --        --          8,000(a)  Securities
  08/14/08      Purchases of security          AIGSL            177,605       Cash       177,605       Bonds
  08/15/08      Purchases of security          AIGSL            144,305       Cash       144,305       Bonds
  09/30/08      Capital contribution           AIGSL                898       Cash            --         --
   Various    Capital contribution (d)   Chartis U.S., Inc.     164,719     In kind           --         --
     (1)        Capital contribution     Chartis U.S., Inc.     691,000       Cash            --         --

(1) Reported as Type 1 subsequent event at December 31, 2008. The funds were received on March 30, 2009

(a) The transfer of Company's Canadian branch to Chartis Insurance Company of Canada - Refer to Note 5E

(b)  Transfer and reorganization of AIIC - Refer to Note 5E

(c)  Extraordinary dividend - Refer to Note 11

(d)  Capital contributions in lieu of Tax Sharing Agreement

The Company did not change its methods of establishing terms regarding any affiliate transactions during the years ended December 31, 2009, 2008 and 2007.

In the ordinary course of business, the Company utilizes Chartis Claims, Inc., AIG Technology, Inc., and PineBridge Investment LLC (PineBridge) for data center systems, investment services, salvage and subrogation, and claims management, respectively. As of March 2010, PineBridge was sold to a third party. It will continue to manage a portion of the Company's investments. In connection with these services, the fees incurred by the Company to these affiliates during 2009, 2008 and 2007 are outlined in the table below:

FOR THE YEARS ENDED DECEMBER 31,                                     2009       2008       2007
--------------------------------                                   --------   --------   --------
Chartis Claims, Inc. (formerly AIG Domestic Claims, Inc.)          $255,941   $254,033   $243,985
AIG Technology, Inc.                                                 28,727     31,036     28,562
PineBridge Investment LLC (formerly AIG Global Investment Corp.)      6,960      6,895      7,273
                                                                   --------   --------   --------
   TOTAL                                                           $291,628   $291,964   $279,820
                                                                   ========   ========   ========

As of December 31, 2009 and 2008, short-term investments included amounts invested in the AIG Managed Money Market Fund of $1,291,310 and $228,165, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000's OMITTED)

Federal and foreign income taxes recoverable from affiliates as of December 31, 2009 and 2008 amounted to $383,766 and $406,899, respectively.

At December 31, 2009, the amount due from National Union as the lead company of the intercompany pool is $90,429.

During 2009, 2008 and 2007 the Company sold premium receivables without recourse to AI Credit Corporation (AICC) (a formerly wholly owned AIG subsidiary) and recorded losses on these transactions as follows. AICC was purchased by an unaffiliated third party during 2009 and the outstanding receivables were sold by AICC to Risk Specialists Companies Insurance Agency, Inc. The Company did not sell any additional premiums receivable balances after the sale of AICC.

AS OF DECEMBER 31,           2009      2008      2007
------------------         -------   -------   -------
Accounts receivable sold   $27,148   $71,679   $53,865
Losses recorded                639     1,842     1,605

As of December 31, 2009 and 2008, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions):

AS OF DECEMBER 31,                                      2009      2008
------------------                                    -------   --------
Balances with pool member companies                   $90,429   $827,061
Balances less than 0.5% of admitted assets                406      3,656
                                                      -------   --------
RECEIVABLE FROM PARENT, SUBSIDIARIES AND AFFILIATES   $90,835   $830,717
                                                      =======   ========
Balances with pool member companies                   $21,373   $     --
Balances less than 0.5% of admitted assets             49,295     38,999
                                                      -------   --------
PAYABLE TO PARENT, SUBSIDIARIES AND AFFILIATES        $70,668   $ 38,999
                                                      =======   ========

On March 31, 2005 the Company and certain of its affiliates entered into a settlement agreement with an insured to release all the asbestos claims and other products coverage potentially available under the applicable insurance policies by making specified payments to the insured on a quarterly basis from March 2005 to December 2016. Between March 31, 2006 and March 25, 2008 the insured entered into a series of receivable sale agreements with AICC whereby AICC purchased the insured's March 2006 to December 2016 receivables of $365,000 for $278,930. The Company did not reduce its loss reserves for the agreements between the insured and AICC.

On October 27, 2009 AIG Funding, Inc. (AIGF) entered into an assignment and assumption agreement with AICC whereby AIGF assumed the remaining outstanding receivables from AICC, at net book value, as a partial

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000's OMITTED)

payment against outstanding intercompany loan principal balances owed to AIGF by AICC. The amount, at net book value, was $225,962.

NOTE 6 - REINSURANCE

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes and large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

During 2009, 2008 and 2007, the Company's net premiums written and net premiums earned were comprised of the following:

FOR THE YEARS ENDED DECEMBER 31,             2009                        2008                        2007
--------------------------------   ------------------------   -------------------------   -------------------------
                                     WRITTEN       EARNED       WRITTEN        EARNED       WRITTEN        EARNED
                                   ----------   -----------   -----------   -----------   -----------   -----------
Direct premiums                    $2,181,231   $ 2,429,839   $ 3,003,169   $ 4,553,852   $ 6,744,997   $ 7,388,935
Reinsurance premiums assumed:
   Affiliates                       7,553,633     8,250,685     9,358,318    10,173,382    11,006,993    11,024,337
   Non-affiliates                      51,887        46,888       166,239       238,591       173,756       107,304
                                   ----------   -----------   -----------   -----------   -----------   -----------
      GROSS PREMIUMS                9,786,751    10,727,412    12,527,726    14,965,825    17,925,746    18,520,576
                                   ----------   -----------   -----------   -----------   -----------   -----------
Reinsurance premiums ceded:
   Affiliates                       2,624,677     3,172,378     4,663,334     6,541,514     9,049,872     9,598,801
   Non-affiliates                   1,099,681     1,200,489     1,018,383     1,031,090     1,215,889     1,218,759
                                   ----------   -----------   -----------   -----------   -----------   -----------
      NET PREMIUMS                 $6,062,393   $ 6,354,545   $ 6,846,009   $ 7,393,221   $ 7,659,985   $ 7,703,016
                                   ==========   ===========   ===========   ===========   ===========   ===========

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2009 and 2008 with the return of the unearned premium reserve is as follows:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000's OMITTED)

                      ASSUMED REINSURANCE        CEDED REINSURANCE                NET
                    -----------------------   -----------------------   -----------------------
                     UNEARNED                  UNEARNED                  UNEARNED
                      PREMIUM    COMMISSION     PREMIUM    COMMISSION     PREMIUM    COMMISSION
                     RESERVES      EQUITY      RESERVES      EQUITY      RESERVES      EQUITY
                    ----------   ----------   ----------   ----------   ----------   ----------
DECEMBER 31, 2009
   Affiliates       $4,097,191    $529,996    $  887,195    $136,990    $3,209,996    $393,006
   Non-affiliates       10,657       1,378       380,113      58,692      (369,456)    (57,314)
                    ----------    --------    ----------    --------    ----------    --------
   TOTALS           $4,107,848    $531,374    $1,267,308    $195,682    $2,840,540    $335,692
                    ==========    ========    ==========    ========    ==========    ========
DECEMBER 31, 2008
   Affiliates       $4,747,277    $634,349    $1,416,996    $195,996    $3,330,281    $438,353
   Non-affiliates        5,651         755       480,922      66,520      (475,271)    (65,765)
                    ----------    --------    ----------    --------    ----------    --------
   TOTALS           $4,752,928    $635,104    $1,897,918    $262,516    $2,855,010    $372,588
                    ==========    ========    ==========    ========    ==========    ========

As of December 31, 2009 and 2008 and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                     UNEARNED       PAID      RESERVES FOR
                      PREMIUM    LOSSES AND    LOSSES AND
                     RESERVES        LAE           LAE
                    ----------   ----------   ------------
DECEMBER 31, 2009
   Affiliates       $  887,195    $172,560     $12,759,773
   Non-affiliates      380,113     332,178       2,970,212
                    ----------    --------     -----------
   TOTAL            $1,267,308    $504,738     $15,729,985
                    ==========    ========     ===========
DECEMBER 31, 2008
   Affiliates       $1,416,996    $273,774     $13,650,198
   Non-affiliates      480,922     371,990       2,373,097
                    ----------    --------     -----------
   TOTAL            $1,897,918    $645,764     $16,023,295
                    ==========    ========     ===========

The Company's unsecured reinsurance recoverables as of December 31, 2009 in excess of 3.0% of its capital and surplus is set forth in the table below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000's OMITTED)

                                                                                       NAIC CO.
REINSURER                                                                                CODE        AMOUNT
---------                                                                              --------   -----------
Affiliates:
   National Union Pool                                                                      --    $11,580,956
   AIG Global Trade and Political Risk Insurance Co.                                     10651        239,039
   AIU Insurance Company                                                                 19399        151,044
   American International Life Assurance Co. NY (US)                                     60607          4,862
   American International Reinsurance Co. Ltd                                               --        352,865
   Chartis Specialty Insurance Company (f/k/a American Int'l Specialty Lines Ins Co)     26883          6,988
   Ascot Syndicate Lloyd's 1414                                                             --          2,183
   Audubon Insurance Company                                                             19933          1,120
   Chartis Europe S.A.                                                                      --         15,859
   Chartis Insurance Company Of Canada                                                      --          5,178
   Chartis Insurance Uk Ltd                                                                 --          6,099
   Chartis Overseas Ltd. (f/k/a American International Underwriters Overseas, Ltd.)         --        477,453
   Chartis Select Insurance Company                                                      10932          3,481
   Landmark Insurance Company                                                            35637          1,072
   Lexington Insurance Company                                                           19437         18,011
   United Guaranty Insurance Company                                                     11715         37,293
   Other affiliates below $1.0 million                                                      --          3,894
                                                                                                  -----------
      TOTAL AFFILIATES                                                                            $12,907,397
                                                                                                  -----------
   Transatlantic Reinsurance Company                                                     19453        217,709
   Transatlantic Reinsurance Company                                                        --          2,554
   Putnam Reinsurance Co.                                                                35157            253
                                                                                                  -----------
         TOTAL TRANSATLANTIC GROUP                                                                $   220,516
                                                                                                  -----------
   Lloyd's                                                                                  --        203,106
   Swiss Re Group                                                                           --        248,620
                                                                                                  -----------
      TOTAL NON-AFFILIATES                                                                            672,242
                                                                                                  -----------
   TOTAL AFFILIATES AND NON-AFFILIATES                                                            $13,579,639
                                                                                                  ===========

During 2009, 2008 and 2007, the Company reported in its Statements of Income statutory losses of $10,863, $165 and $144, respectively, as a result of losses incurred from commutations with the following reinsurers:

COMPANY                                    2009    2008   2007
-------                                  -------   ----   ----
American International Reinsurance Co.   $10,284   $ --   $ --
Other reinsurers below $1 million            579    165    144
                                         -------   ----   ----
TOTAL                                    $10,863   $165   $144
                                         =======   ====   ====

As of December 31, 2009 and 2008, the Company had reinsurance recoverables on paid losses in dispute of $128,137

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000's OMITTED)

and $112,640, respectively.

During 2009, 2008 and 2007, the Company wrote off related reinsurance recoverable balances of $8,952, $(4,906) and $13,734, respectively.

As described in Note 5, the Company is party to an inter-company pooling agreement. In the ordinary course of business, the Company also assumes business, primarily from affiliated entities. As of December 31, 2009 and 2008, the Company's premium receivable and losses payable on assumed business are as follows:

                             2009                               AFFILIATE   NON-AFFILIATE     TOTAL
                             ----                               ---------   -------------   --------
Premiums in course of collection                                 $174,732      $25,010      $199,742
Reinsurance payable on paid loss and loss adjustment expenses     198,362       11,835       210,197

                             2008                               AFFILIATE   NON-AFFILIATE     TOTAL
                             ----                               ---------   -------------   --------
Premiums in course of collection                                 $405,981      $ 6,474      $412,455
Reinsurance payable on paid loss and loss adjustment expenses     475,797       31,590       507,387

In 2009, the primary component of the affiliated assumed reinsurance balances summarized above were due from and to Chartis Specialty Insurance Company (formerly known as American International Specialty Lines Insurance Company) and Lexington Insurance Company (LEX). In 2009, AIIC was no longer an affiliate.

In 2008, the primary components of the affiliated assumed reinsurance balances summarized above relate to reinsurance agreements with member companies of the Personal Lines Pool (AIIC) and Chartis Specialty Insurance Company (CSIC). By virtue of participation in the inter-company pooling agreement, the Company's premium receivable and losses payable on assumed reinsurance attributable to parties excluded from the Commercial Pool as of December 31, 2009 and 2008 are as follows:

                                                                       2009                 2008
                                                                -----------------   -------------------
Caption                                                           CSIC      LEX       AIIC       CSIC
-------                                                         -------   -------   --------   --------
Premiums in course of collection                                $42,721   $20,696   $108,866   $161,177
Reinsurance payable on paid loss and loss adjustment expenses    75,872    18,815    150,587    199,331

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000's OMITTED)

NOTE 7 - RETROACTIVE REINSURANCE

In 2008, the Company commuted a reinsurance treaty ceded to affiliated company American International Reinsurance Co. (AIRCO). The treaty that incepted in 1998 was accounted for as retroactive reinsurance. During 2008, the Company recorded the following changes to Reserves Transferred, Paid Losses Reimbursed or Recovered, and Special Surplus from Retroactive Reinsurance attributable to this commutation:

                                                 2008
                                               --------
Reserves transferred                           $380,610
Paid losses recovered                           336,470
Consideration received                          201,005
Special surplus from retroactive reinsurance     44,140

The Company's retroactive reinsurance reserve balances (as reinsured or as reinsurer) as of December 31, 2009 and 2008, are set forth in the table below:

                                                          2009               2008
                                                    ----------------   ----------------
REINSURER                                           ASSUMED    CEDED   ASSUMED    CEDED
---------                                           -------   ------   -------   ------
Chartis Specialty Insurance Company                  $2,796   $   --    $2,810   $   --
Commerce and Industry Insurance Company of Canada     4,174       --     4,174       --
Lyndon Property Insurance Company                        --    1,388        --    1,691
Transatlantic Reinsurance Company                        --       --        --    1,308
All other reinsurers less than $1.0 million              --      640        --    1,908
                                                     ------   ------    ------   ------
   TOTAL                                             $6,970   $2,028    $6,984   $4,907
                                                     ======   ======    ======   ======

NOTE 8 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several ceded reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

As of December 31, 2009 and 2008, the Company's deposit assets and liabilities were comprised of the following:

                     DEPOSIT     DEPOSIT     FUNDS HELD    FUNDS HELD
                      ASSETS   LIABILITIES     ASSETS     LIABILITIES
                     -------   -----------   ----------   -----------
DECEMBER 31, 2009:
   Direct            $   --      $ 88,466      $    --        $--
   Assumed               --        90,013       88,515         --
   Ceded              1,595            --           --         --
                     ------      --------      -------        ---
   TOTAL             $1,595      $178,479      $88,515        $--
                     ======      ========      =======        ===

                     DEPOSIT      DEPOSIT     FUNDS HELD    FUNDS HELD
                      ASSETS    LIABILITIES     ASSETS     LIABILITIES
                     -------    -----------   ----------   -----------
DECEMBER 31, 2008:
   Direct            $     --     $ 95,776      $    --      $     --
   Assumed                 --       92,527       88,515            --
   Ceded              530,085           --           --       484,067
                     --------     --------      -------      --------
   TOTAL             $530,085     $188,303      $88,515      $484,067
                     ========     ========      =======      ========

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2009 and 2008 is set forth in the table below:

                                                                         2009                      2008
                                                               -----------------------   -----------------------
                                                                DEPOSIT      DEPOSIT      DEPOSIT      DEPOSIT
                                                                 ASSETS    LIABILITIES     ASSETS    LIABILITIES
                                                               ---------   -----------   ---------   -----------
BALANCE AT JANUARY 1                                           $ 530,085    $188,303     $ 751,468    $189,511
   Deposit activity, including loss recoveries                  (592,772)     (7,962)     (250,415)         78
   Interest income or expense, net of amortization of margin      24,465      (1,862)       12,068      (1,286)
   Non-admitted asset portion                                     39,817          --        16,964          --
                                                               ---------    --------     ---------    --------
BALANCE AS OF DECEMBER 31                                      $   1,595    $178,479     $ 530,085    $188,303
                                                               =========    ========     =========    ========

                                      2009                       2008
                            ------------------------   ------------------------
                            FUNDS HELD    FUNDS HELD   FUNDS HELD    FUNDS HELD
                              ASSETS     LIABILITIES     ASSETS     LIABILITIES
                            ----------   -----------   ----------   -----------
BALANCE AT JANUARY 1          $88,515     $ 484,067     $ 98,917     $ 695,928
   Contributions                   --           357           --           144
   Withdrawals                     --      (505,878)     (10,402)     (238,108)
   Interest                        --        21,454           --        26,103
                              -------     ---------     --------     ---------
BALANCE AS OF DECEMBER 31     $88,515     $      --     $ 88,515     $ 484,067
                              =======     =========     ========     =========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with NY SAP, transactions with Union Excess Reinsurance Company Ltd. (Union Excess) are treated as affiliated.

On December 16, 2009, all contracts ceded by the Company directly or indirectly to Union Excess were commuted and the net balances among all the parties have been settled. As a result of such settlement of balances, the Company received net cash of $43,838, securities of $2,289, and the release of $287,133 of funds held liabilities for the settlement of deposit assets of $385,967 with a non-admitted portion of $39,817. Also, during 2009, loss recoveries from Union Excess resulted in decreases in deposit assets and funds held liabilities of $218,745. The net effect of these transactions was to reduce surplus to policyholders by $(12,890).

The Company also holds a note from Union Excess in the amount of $37,009. The note is secured by the proceeds of a certain swap transaction between Union Excess and Starr International Company, Inc. (SICO). SICO is contesting liability under the swap; as such, the Company has provided a 100% valuation allowance.

During 2008, the Company commuted deposit balances of $47,290 with a participant in the Union Excess reinsurance programs, resulting in no gain or loss to the Company, and balances of $141,711 with European Reinsurance Company Ltd., resulting in a loss of $2,323.

NOTE 9 - FEDERAL INCOME TAXES

The Company files a consolidated U.S. federal income tax return with the Ultimate Parent and its domestic subsidiaries.

Beginning in January 1, 2008, a tax Sub Group was formed among twenty seven Chartis U.S. Inc. (formerly known as AIG Commercial Insurance Group, Inc.) and United Guaranty Companies under Chartis, Inc. The tax Sub Group will be allocated tax and will pay or receive its portion of the consolidated tax benefit or liability as if the Sub Group were filing its own consolidated income tax return except that AIG, Inc. will also reimburse the Sub Group Parent currently for any subgroup tax attributes utilized in the AIG, Inc. consolidated income tax return to the extent they were not otherwise utilized on a separate company basis.

Once the tax is allocated to the Sub Group, the Sub Group then allocates taxes to member companies as if the member companies were on a separate return basis except that current benefit for losses is given if losses or tax attributes are utilized by the Sub Group.

In addition, to the provisions outlined above, the agreement further provides that:

- Any tax realized by the Company from triggering the deferred inter-company gain (as determined under Treasury Regulation Section 1.1502-13) of a "Qualifying Transaction" will be paid by AIG, Inc. A Qualifying Transaction is the transfer or sale of the stock or substantially all of the assets of an operating subsidiary which results in a deferred inter-company gain, including the pre-existing deferred inter-company gain from a prior sale or transfer.

- As of the effective date of the agreement and for future periods, Chartis, Inc. assumed or will assume each Sub Group members' Tax Reserve in a deemed capital transaction. Tax Reserves mean any unrecognized tax benefit

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     recorded in accordance with ASC 740 and any tax liability recorded as the result of an agreed upon adjustment with the tax authorities.

- The tax sharing agreement was modified to be consistent with the AIG, Inc. and Federal Reserve Bank of New York Credit Agreement ("Credit Agreement"). Generally, the amended agreement provides that in an Asset Sale the Company will remit to AIG, Inc. no more than it otherwise would have absent the Credit Agreement.

- In the event the Company is deconsolidated from the AIG consolidated federal income tax return, AIG Parent, Sub Group Parent, and the Company will determine under a separate agreement the final allocation of tax attributes and the final settlement of inter-company tax balances.

Pursuant to the current tax sharing agreement, Chartis, Inc. assumed tax liabilities related to uncertain tax positions and tax liability recorded as the result of an agreed upon adjustment with the tax authorities of $64,922 and $164,719 for 2009 and 2008, respectively. In addition, AIG assumed tax of $157,679 and $0 relating to qualifying transactions during 2009 and 2008, respectively, relating to an asset sale in accordance with the Credit Agreement.

For 2007, the Company filed a consolidated U.S. federal income tax return with the Ultimate Parent and its domestic subsidiaries pursuant to a tax sharing agreement. The agreement provides that the Ultimate Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. In addition, the agreement provides that the Company will be reimbursed by the Ultimate Parent for tax benefits relating to any net losses or any tax credit of the Company utilized in filing the consolidated return.

The federal income tax recoverable/payable in the accompanying statement of admitted assets, liabilities, and capital and surplus are due to/from the Parent. The statutory U.S. federal income tax rate is 35% at December 31, 2009.

The Paragraph references in the tables below refer to corresponding paragraphs in SSAP 10R.

The components of the Company's net deferred tax assets/liabilities as of December 31, 2009 and 2008 are as follows:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

As of December 31,

                                                                            2009                               2008
                                                             ---------------------------------  ---------------------------------
                                                              ORDINARY    CAPITAL      TOTAL     ORDINARY    CAPITAL      TOTAL
                                                             ----------  ---------  ----------  ----------  ---------  ----------
Gross deferred tax assets                                    $1,258,259  $ 167,785  $1,426,044  $1,013,673  $ 191,058  $1,204,731
   Less: valuation allowance                                         --         --          --          --         --          --
                                                             ----------  ---------  ----------  ----------  ---------  ----------
Adjusted gross DTAs after valuation allowance                 1,258,259    167,785   1,426,044   1,013,673    191,058   1,204,731
Gross deferred tax liabilities                                  (42,638)  (194,631)   (237,269)    (37,046)  (318,829)   (355,875)
                                                             ----------  ---------  ----------  ----------  ---------  ----------
Net deferred tax assets/(liabilities) before admissibility
   test                                                       1,215,622    (26,846)  1,188,775     976,627   (127,772)    848,856
                                                             ==========  =========  ==========  ==========  =========  ==========
Admitted pursuant to:
Carried back losses that reverse in subsequent calendar
   year                                                          73,903     53,031     126,934     330,907         --     330,907
The lesser of adjusted gross DTAs realizable within
   12 months or 10% statutory surplus                           309,996         --     309,996     115,706         --     115,706
Adjusted gross DTAs that can be offset against DTLs             122,514    114,754     237,268      37,046    318,829     355,875
Additional admitted DTAs
Carried back losses that reverse in subsequent three
   calendar year                                                     --         --          --          --         --          --
The lesser of adjusted gross DTAs realizable within
   36 months or 15% statutory surplus                           272,916         --     272,916          --         --          --
Adjusted gross DTAs that can be offset against DTLs                  --         --          --          --         --          --
                                                             ----------  ---------  ----------  ----------  ---------  ----------
Total admitted deferred tax asset                               779,329    167,785     947,114     483,659    318,829     802,489
Deferred DTLs                                                   (42,638)  (194,631)   (237,269)    (37,046)  (318,829)   (355,875)
                                                             ----------  ---------  ----------  ----------  ---------  ----------
Net admitted DTAs                                               736,691    (26,846)    709,846     446,613         --     446,613
Non admitted DTAs                                               478,930         (0)    478,930     530,014   (127,772)    402,243
                                                             ----------  ---------  ----------  ----------  ---------  ----------
Total net DTAs                                                1,215,622    (26,846)  1,188,776     976,627   (127,772)    848,856
                                                             ==========  =========  ==========  ==========  =========  ==========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

The Company has elected to admit DTAs pursuant to Paragraph 10.e.. It recorded an increase in admitted DTAs as the result of its election to employ the provisions of Paragraph 10.e. as follows:

                                                                           CHANGE DURING 2009
                                                                     ------------------------------
DESCRIPTION                                                          ORDINARY    CAPITAL    TOTAL
-----------                                                          -------    --------   --------
Gross deferred tax assets                                             244,586    (23,273)   221,313
   Less: valuation allowance                                               --         --         --
                                                                     --------   --------   --------
Adjusted gross DTAs after valuation allowance                         244,586    (23,273)   221,313
Gross deferred tax liabilities                                         (5,592)   124,199    118,607
                                                                     --------   --------   --------
Net deferred tax assets/(liabilities) before admissibility test       238,994    100,926    339,920
                                                                     ========   ========   ========
Admitted pursuant to:
Carried back losses that reverse in subsequent calendar year         (257,004)    53,031   (203,974)
The lesser of adjusted gross DTAs realizable within 12 months or
   10% statutory surplus                                              194,290         --    194,290
Adjusted gross DTAs that can be offset against DTLs                    85,468   (204,076)  (118,608)
Additional admitted DTAs
Carried back losses that reverse in subsequent three calendar year         --         --         --
The lesser of adjusted gross DTAs realizable within 36 months or
   15% statutory surplus                                              272,916         --    272,916
Adjusted gross DTAs that can be offset against DTLs                        --         --         --
                                                                     --------   --------   --------
Total admitted deferred tax asset                                     295,670   (151,045)   144,625
Deferred DTLs                                                          (5,592)   124,199    118,607
                                                                     --------   --------   --------
Net admitted DTAs                                                     290,078    (26,846)   263,232
Non-admitted DTAs                                                     (51,084)   127,772     76,688
                                                                     --------   --------   --------
Total net DTAs                                                        238,994    100,926    339,920

The amount of admitted deferred tax assets, admitted assets, statutory surplus and total adjusted capital in the risk-based capital calculation resulting from the use of paragraph 10.a., 10.b., 10.c., and 10.e. are as follows:

DESCRIPTION                              WITH P.S 10.A.-C   WITH P.S 10.E.   DIFFERENCE
-----------                              ----------------   --------------   ----------
Admitted DTAs                                 436,930            709,846        272,916
Admitted assets                               674,198            947,114        272,916
Statutory surplus                             502,718            754,077        251,359
Total adjusted capital                             --          5,085,399      5,085,399
Authorized control level used in 10.d.             --                 --             --

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

During 2009, 2008 and 2007, the Company's current income tax expense/ (benefit) was comprised of the following:

For the years ended December 31,                                            2009        2008       2007
--------------------------------                                         ---------   ---------   --------
Income tax expense/(benefit) on net underwriting and investment income   ($215,953)  $ 135,559   $309,946
Tax on capital gains/(losses)                                               57,389    (270,995)    29,141
Foreign income tax expense/(benefit)                                        37,836          --         --
Federal income tax adjustment - prior years                                 55,810      99,679     38,413
                                                                         ---------   ---------   --------
CURRENT INCOME TAX EXPENSE/(BENEFIT) INCURRED                            ($ 64,918)  ($ 35,757)  $377,500
                                                                         =========   =========   ========

The composition of the Company's net deferred tax assets as of December 31, 2009 and 2008, along with the changes in deferred income taxes for 2009, is set forth in the table below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

AS OF DECEMBER 31,                                     2009         2008       CHANGE    CHARACTER
------------------                                  ----------   ----------   --------
Deferred tax assets:
   Loss reserve discount                            $  452,188   $  377,943   $ 74,245      Ord
   Non-admitted assets                                 177,668      169,600      8,068      Ord
   Unearned premium reserve                            256,677      276,479    (19,802)     Ord
   Unrealized capital loss                             104,640       30,153     74,487      Cap
   Partnerships                                         98,805       56,739     42,066      Ord
   Bad debt                                            104,852      127,614    (22,762)     Ord
   Investment write downs                               77,069      102,927    (25,858)     Cap
   Goodwill & deferred revenue                          56,656       29,949     26,707      Ord
   Deferred intercompany gain/loss                      29,642           --     29,642      Cap
   Foreign tax credits                                  37,573       25,959     11,614      Ord
   Deferred tax on CFC outside basis difference         20,505           --     20,505      Ord
   Other temporary differences                           9,769        7,368      2,401      Ord
                                                    ----------   ----------   --------
      GROSS DEFERRED TAX ASSETS                      1,426,044    1,204,731    221,313
   Non-admitted deferred tax assets                   (478,930)    (402,242)   (76,688)
                                                    ----------   ----------   --------
   ADMITTED DEFERRED TAX ASSETS                        947,114      802,489    144,625
                                                    ==========   ==========   ========
Deferred tax liabilities:
   Unrealized capital gains                           (193,701)    (318,829)   125,128      Cap
   Investments                                         (10,014)      (5,121)    (4,893)     Ord
   Depreciation                                        (15,120)     (19,370)     4,250      Ord
   AIUOA Captial gains                                  (2,382)      (2,382)        --      Cap
   Other temporary differences                         (16,051)     (10,173)    (5,878)     Ord
                                                    ----------   ----------   --------
      GROSS DEFERRED TAX LIABILITIES                  (237,268)    (355,875)   118,607
                                                    ----------   ----------   --------
   NET ADMITTED DEFERRED TAX ASSETS                    709,846      446,614    263,232
                                                    ==========   ==========   ========
Gross deferred tax assets                            1,426,044    1,204,731    221,313
Gross deferred tax liabilities                        (237,268)    (355,875)   118,607
                                                    ----------   ----------   --------
NET DEFERRED TAX ASSETS                              1,188,776      848,856    339,920
Income tax effect of unrealized capital gains                                  199,615
                                                                              --------
Total change in deferred tax                                                   140,305
                                                                              ========
Change in deferred tax - current year                                           59,354
Change in deferred tax - prior period correction                                80,951

The application of SSAP 10R requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized (a likelihood of more than 50 percent). Significant judgment is required to determine whether a valuation allowance is necessary and the amount of such valuation allowance, if appropriate.

When making its assessment about the realization of its deferred tax assets at December 31, 2009, the Company considered all available evidence, as required by income tax accounting guidance, including:

- the nature, frequency, and severity of current and cumulative financial reporting losses;

- transactions completed, including the sale of TRH, and transactions expected to be completed in the near future;

- the carryforward periods for the net operating and capital loss and foreign tax credit carryforward;

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

- the application of the amended tax sharing agreement between the Tax Sub Group and the Ultimate Parent; and

- tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax assets.

Estimates of future taxable income generated from specific transactions and tax planning strategies discussed above could change in the near term, perhaps materially, which may require the Company to adjust its valuation allowance. Such adjustments, either positive or negative, could be material to the Company's financial condition or its results of operations for an individual reporting period.

At December 31, 2009, the Company recorded gross deferred tax assets before valuation allowance of $1,426,044. The full amounts are more likely than not to be realized. Therefore, the Company reflected zero valuation allowance against its deferred tax assets.

The actual tax expense on income from operations differs from the tax expense calculated at the statutory tax rate. A reconciliation of the Company's income tax expense and the significant items causing this difference for the years ended December 31, 2009, 2008 and 2007 are as follows:

                                                           2009                     2008                      2007
                                                  ----------------------   ----------------------   -----------------------
                                                    AMOUNT    TAX EFFECT     AMOUNT    TAX EFFECT     AMOUNT     TAX EFFECT
                                                  ---------   ----------   ---------   ----------   ----------   ----------
Net income before federal income taxes
   and capital gains taxes                        $ 184,874   $  64,706    $ 325,408   $ 113,893    $1,725,242   $ 603,835
BOOK TO TAX ADJUSTMENTS:
   Tax exempt income                               (456,093)   (159,632)    (481,365)   (168,478)     (543,812)   (190,334)
   Intercompany dividends                           (94,815)    (33,185)        (315)       (110)           --          --
   Dividends received deductions                    (18,128)     (6,345)     (55,610)    (19,464)       (5,993)     (2,098)
   Meals and entertainment                              862         302        1,412         494         1,749         612
   Non-deductible penalties                              --          --          761         266         1,508         528
   Change in non-admitted assets                   (102,726)    (35,954)     120,143      42,050      (138,048)    (48,318)
   Federal income tax adjustments - prior years          --      11,457           --          --            --      55,224
   Branch termination                                    --          --       13,298       4,654            --          --
   Transfer pricing adjustments                          --          --       11,949       4,182            --          --
   Sale of divested entities                        (70,576)    (24,702)          --          --            --          --
   Change in tax positions                               --      59,878           --      32,007            --      31,842
   Other non-taxable income                              --       1,399       (7,179)     (2,513)           --          --
   Other                                             (4,392)     (2,195)          --      (2,321)           --          --
                                                  ---------   ---------    ---------   ---------    ----------   ---------
      TOTAL BOOK TO TAX ADJUSTMENTS                (745,867)   (188,977)    (396,906)   (109,231)     (684,596)   (152,544)
                                                  ---------   ---------    ---------   ---------    ----------   ---------
TOTAL FEDERAL TAXABLE INCOME AND TAX              ($560,993)  ($124,271)   ($ 71,498)  $   4,662    $1,040,646   $ 451,291
                                                  =========   =========    =========   =========    ==========   =========
   Current federal income tax                                  (122,307)                 235,238                   348,359
   Income tax on net realized capital gains                      57,389                 (270,995)                   29,141
   Change in net deferred income taxes                          (59,354)                  40,419                    73,791
                                                              ---------                ---------                 ---------
   TOTAL FEDERAL INCOME TAX                                    (124,271)                   4,662                   451,291
                                                              =========                =========                 =========

The amount of federal income tax incurred and available for recoupment in the event of future net operating losses for tax purposes for 2009 is set forth in the table below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

YEAR   ORDINARY   CAPITAL    TOTAL
----   --------   -------   ------
2008    73,903       None   73,903
2009      None     59,052   59,052

As of December 31, 2009, the Company had $37,573 foreign tax credits carry forwards available to offset against future taxable income. The Company had no unused net operating loss or capital loss carry forwards or tax credits available to offset against future taxable income as of December 31, 2009 and 2008. Federal income taxes paid to (recovered from) the Ultimate Parent amounted to ($309,933) during 2009, $138,061 during 2008, and $231,602 during 2007.

As of December 31, 2009, the Company had no deposits under IRC Section 6603.

As of December 31, 2009 and 2008, the unrecognized tax benefits, excluding interest and penalties, held by Chartis, Inc. relating to the Company is $143,695 and $95,795, respectively.

Under the current tax allocation agreement, interest and penalties related to uncertain tax positions taken by the company are accrued not by the Company but by Chartis, Inc., the Subgroup parent. At December 31, 2009 and 2008, the interest accrued by Chartis Inc. relating to the Company's uncertain tax positions was $17,253 and $8,643.

Listed below are the tax years that remain subject to examination by major tax jurisdictions:

AT DECEMBER 31, 2009

MAJOR TAX JURIDICTIONS   OPEN TAX YEARS
----------------------   --------------
UNITED STATES              2000 - 2008

NOTE 10 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS

A.   PENSION

     Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

     AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with ten or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

     Annual funding requirements are determined based on the Projected Unit Credit Cost Method which attributes a pro-rata portion of the total projected benefit payable at normal retirement to each year of credited service.

     The following table sets forth the funded status of the AIG U.S. retirement plan, valued in accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 89, Accounting for Pensions.

AS OF DECEMBER 31,                     2009         2008
------------------                  ----------   ----------
Fair value of plan assets           $3,350,505   $2,723,034
Less projected benefit obligation    3,366,515    3,378,509
                                    ----------   ----------
Funded status                       $  (16,010)  $ (655,475)
                                    ==========   ==========

     The Company's share of net expense for the qualified pension plan was $13,939, $6,772 and $5,001 for the years ended December 31, 2009, 2008 and
     2007, respectively. In March 2009, AIG contributed $420,000 to the AIG U.S. retirement plan. The allocation from the holding company is based on payroll for the Company.

     The Company also operates several defined benefit plans at the Japan branch. These plans are generally based on either the employees' years of credited service and compensation in the years preceding retirement or on points accumulated based on the employee's job grade and other factors during each year of service. As of December 31, 2009 and 2008, the Company recorded, in other liabilities, its pension liabilities of $12,832.

B.   POSTRETIREMENT BENEFIT PLANS

     AIG's U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of ten years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $5,000. The maximum life insurance benefit prior to age 70 is $32 with a maximum $25 thereafter.

     Effective January 1, 1993, both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at ages 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over.

     AIG's U.S. postretirement medical and life insurance benefits obligations, valued in accordance with NAIC Statement of Statutory Accounting Principles
     (SSAP) No. 11, Postemployment Benefits and Compensated

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     Absences as of December 31, 2009 and 2008 were $200,768 and $198,015, respectively. These obligations are not funded currently. The Company's share of other postretirement benefit plans was $95, $265 and $310 for the years ended December 31, 2009, 2008 and 2007, respectively.

     AIG is the Plan Sponsor of the pension, postretirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans. The allocation from the holding company is based on payroll for the Company.

     The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2009, 2008 and 2007 are set forth in the table below:

AS OF DECEMBER 31,                               2009                2008                2007
------------------                        -----------------   -----------------   -----------------
Discount rate                                   6.00%               6.50%               6.50%
Rate of compensation increase (average)         4.00%               4.25%               4.25%
Measurement date                          December 31, 2009   December 31, 2008   December 31, 2007
Medical cost trend rate                          N/A                 N/A                 N/A

C.   STOCK OPTION AND DEFERRED COMPENSATION PLANS

     Some of the Company's officers and key employees could receive compensation pursuant to awards under several share-based employee compensation plans; AIG 1999 Stock Option Plan, as amended; AIG 1996 Employee Stock Purchase Plan, as amended; AIG 2002 Stock Incentive Plan, as amended under which AIG has issued time-vested restricted stock units and performance restricted stock units; AIG 2007 Stock Incentive Plan, as amended, and the AIG 2005-2006 Deferred Compensation Profit Participation Plan. AIG currently settles share option exercises and other share awards to participants by issuing shares it previously acquired and holds in its treasury account. During 2009, 2008 and 2007, AIG allocated $12,572, $18,153, and $14,028, respectively, of the cost of these stock options and certain other deferred compensation programs to the Company.

D.   POST-EMPLOYMENT BENEFITS AND COMPENSATED BALANCES

     AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include long-term disability benefits, medical and life insurance continuation and COBRA medical subsidies. The costs of these plans are borne by AIG.

E.   IMPACT OF MEDICARE MODERNIZATION ACT ON POST RETIREMENT BENEFITS

     On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 were signed into law. The postretirement medical plan benefits provided by the plan are actuarially equivalent to Medicare Part D under the 2003 Medicare Act and eligible for the federal subsidy. Effective January 1, 2007, this subsidy is passed on to the participants through reduced contributions. The expected amount of subsidy that AIG will receive

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     for 2009 is $3,500.

NOTE 11 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

A.   CAPITAL AND SURPLUS

     The portion of unassigned surplus as of December 31, 2009 and 2008 represented by each item below is as follows:

                                2009         2008
                            -----------   ---------
Unrealized gains            $   441,772   $ 739,654
Non-admitted asset values    (1,087,959)   (964,416)
Provision for reinsurance       (88,624)    (95,592)

     In calculating the provision for reinsurance as of December 31, 2009, Management utilized collateral including letters of credit and assets in trust provided by its Ultimate Parent of $268,854 and $425,179, respectively. The use of these assets was approved by the domiciliary regulator.

     The changes in unrealized gains and non-admitted assets reported in the Statements of Income and Changes in Capital and Surplus were derived as follows:

Change in net unrealized gains                                   2009         2008
------------------------------                                ---------   -----------
Unrealized gains, current year                                $ 441,772   $   739,654
Unrealized gains, previous year                                 739,654     2,027,439
                                                              ---------   -----------
Change in unrealized gains                                     (297,882)   (1,287,785)
Change in tax on unrealized gains                               202,913        94,517
Change in accounting principles SSAP 43R                         (6,693)           --
Adjustments to beginning surplus, including $3,395
   of adjustments to the income tax effect of capital gains      (8,900)           --
Amortization of goodwill                                         (2,502)       (1,182)
                                                              ---------   -----------
Change in unrealized, net of taxes                            $(113,064)  $(1,194,450)
                                                              =========   ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

Change in non-admitted asset values            2009          2008
-----------------------------------        -----------   -----------
Non-admitted asset values, current year    $(1,087,959)  $  (964,416)
Non-admitted asset values, previous year      (964,416)   (1,011,589)
                                           -----------   -----------
Change in non-admitted assets                 (123,543)       47,173
Change in accounting principles SSAP 10R      (272,916)           --
Adjustments to beginning surplus                77,692            --
                                           -----------   -----------
Change in non-admitted assets              $  (318,767)  $    47,173
                                           ===========   ===========

     During 2006, the Company settled a previously established tax recoverable with AIG as part of its tax allocation agreement. The settlement occurred prior to the filing of its tax return. Upon completion of its tax filing which was subsequent to December 31, 2007, the Company determined that the settled amount exceeded the actual recoverable by $160,000 resulting in a payable due to AIG by the Company. AIG agreed to forgive this payable resulting in the treatment of this amount as a capital contribution to the Company. This capital contribution has been reflected in the Company's financial position as of December 31, 2007.

B.   RISK-BASED CAPITAL REQUIREMENTS

     The NAIC has adopted a Risk-Based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

     In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2009 reporting period.

C.   DIVIDEND RESTRICTIONS

     Under New York law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10.0% of the Company's statutory surplus as of December 31, 2009, or 100.0% of the Company's adjusted net investment income for the preceding 36 month period ending December 31, 2008) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of NY SAP. As of December 31, 2009, the maximum dividend payment, which may be made without prior approval during 2010, is approximately $559,904.

     Within the limitations noted above, no dividends may be paid out of segregated surplus. There are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     The Company paid no dividends in 2009 and during 2008, the Company paid $1,582,633 in dividends to Chartis U.S. Inc. which included $1,115,208 of extraordinary dividends. All of the extraordinary dividends were approved by NY SAP. Refer to Note 5F for additional information.

NOTE 12 - CONTINGENCIES

A.   LEGAL PROCEEDINGS

     The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

     Other legal proceedings include the following:

     AIG, National Union, and Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current action, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

     The intervening plaintiffs had requested a stay of all trial court proceedings pending their appeal of an order dismissing certain lawyers and law firms who represented parties in the underlying class and derivative actions. After the Alabama Supreme Court affirmed the trial court's dismissal in September 2008, the intervening plaintiffs filed an Amended Complaint in Intervention on December 1, 2008, which named Caremark, AIG and certain subsidiaries, including National Union and Chartis Specialty Insurance Company, as defendants, and purported to bring claims against all defendants for deceit and conspiracy to deceive, and to bring a claim against AIG and its subsidiaries for aiding and abetting Caremark's alleged deception.

     After the defendants moved to dismiss the Amended Complaint in Intervention and, in the alternative, for a more definite statement, and the plaintiffs reached an agreement to withdraw additional motions seeking to disqualify

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     certain plaintiffs' counsel, on March 2, 2009, the court granted the intervening plaintiffs' motion to withdraw the Amended Complaint in Intervention. On April 14, 2009, the court established a schedule for class action discovery that was scheduled to lead to a hearing on class certification in March 2010. The court has since entered an order appointing a special master to resolve certain discovery disputes and requiring the parties to submit a new discovery schedule after those disputes are resolved. The parties are presently engaged in class discovery.

     On September 2, 2005, certain AIG companies including American Home Assurance Company, AIU Insurance Company and New Hampshire Insurance Company (collectively, the AIG Parties) sued (i) The Robert Plan Corporation (RPC), an agency that formerly serviced assigned risk automobile insurance business for the AIG Parties; (ii) certain affiliates of RPC; and (iii) two of RPC's senior executives. This suit was brought in New York Supreme Court and alleges the misappropriation of funds and other violations of contractual arrangements. On September 26, 2005, RPC countersued the AIG Parties and AIG itself for, among other things, $370,000 in disgorged profits and $500,000 of punitive damages under a claim of fraud. On March 10, 2006, RPC moved to dismiss its fraud claim without prejudice for the purposes of bringing that claim in New Jersey. On that date, RPC also amended its counterclaim, setting forth a number of causes of action for breach of contract. The parties filed cross motions to dismiss various counts of the complaint and counterclaims. These motions were granted in part and denied in part by the court. RPC appealed certain aspects of the court's ruling. That appeal remains pending. On August 25, 2008, RPC, one of its affiliates, and one of the defendant RPC executives filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the Bankruptcy Code). On October 7, 2008, the Court entered an Order staying this action in light of those bankruptcy proceedings. On January 15, 2009, RPC filed a notice of removal to the United States District Court for the Southern District of New York. The action was subsequently transferred to the Eastern District of New York and then referred to the United States Bankruptcy Court for that District. The AIG Parties moved to remand the case, and the Court granted that motion on April 12, 2010. On January 19, 2010, the Court entered an Order converting the bankruptcy proceeding to one under Chapter 7 of the Bankruptcy Code.

     In July 2007, RPC (along with Eagle Insurance Company (Eagle) and Newark Insurance Corporation (Newark), two of RPC's subsidiary insurance companies) filed a separate complaint in New Jersey alleging claims for fraud and negligent misrepresentation against AIG and the AIG Parties in connection with certain 2002 contracts. That complaint seeks damages of at least $100,000, unspecified punitive damages, declaratory relief, and imposition of a constructive trust.

     Because Eagle and Newark are in liquidation with the Commissioner of the New Jersey Department of Banking and Insurance as liquidator, the AIG Parties believe that only the Commissioner -- and not RPC -- has the authority to direct Eagle and Newark to bring the claims asserted in this action. On December 7, 2007, this action was stayed pending judicial determination of this issue in the Eagle/Newark rehabilitation/liquidation proceeding. In October 2008, the Court dismissed the action without prejudice for failure to prosecute.

     Nevertheless, on January 14, 2009, RPC filed a notice of removal of the New Jersey action to the United States District Court for the District of New Jersey and, on February 2, 2009, moved to transfer the New Jersey action to the Eastern District of New York, where RPC's Chapter 11 proceeding is pending. The AIG Parties filed a motion to dismiss the case for lack of subject matter jurisdiction because the purportedly removed action had been dismissed three months before RPC filed its purported notice of removal, and consideration of RPC's transfer motion was stayed until the Court ruled on the AIG Parties' motion to dismiss. On August 10, 2009, the Court granted the AIG Parties' motion to dismiss and denied RPC's transfer motion as moot. To the AIG Parties'

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     knowledge, since that time, RPC has not sought to have the New Jersey state court action reinstated.

     The AIG Parties believe that RPC's claims are without merit and intend to defend them vigorously, but cannot now determine whether RPC will attempt to reassert its claims in New Jersey or estimate either the likelihood of prevailing in these actions or the potential damages in the event liability is determined.

     Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG recorded an after-tax-charge of $1,150,000 in the fourth quarter of 2005, and made payments or placed in escrow approximately $1,640,000 including (i) $375,000 into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. (the Excess Casualty Fund) and (ii) $343,000 into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments. As of February 29, 2008, eligible policyholders entitled to receive approximately $358,700 (or 95%) of the Excess Casualty Fund had opted to receive settlement payments in exchange for releasing AIG and its subsidiaries from liability relating to certain insurance brokerage practices. In accordance with the settlement agreements, all amounts remaining in the Excess Casualty Fund were used by AIG to settle claims from other policyholders relating to such practices.

     Various state regulatory agencies have reviewed certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions and the liability of certain AIG subsidiaries, including the Company, for taxes, assessments and surcharges relating to the underreporting or misreporting of workers compensation premium. On January 29, 2008 AIG reached settlements in connection with these state reviews, subject to court approval, with the Attorneys General of the States of Florida, Hawaii, Maryland, Michigan, Oregon, Texas and West Virginia, the Commonwealths of Massachusetts and Pennsylvania, and the District of Columbia; the Florida Department of Financial Services; and the Florida Office of Insurance Regulation. The settlement agreements call for AIG to pay a total of $12,500 to be allocated among the ten jurisdictions and also require AIG to continue to maintain certain producer compensation disclosure and ongoing compliance initiatives. On March 13, 2008, AIG also reached a settlement with the Pennsylvania Insurance Department, which calls for AIG to provide annual reinsurance reports and maintain certain producer compensation disclosure and ongoing compliance initiatives, and to pay a total of $13,500, $4,400 of which was previously paid to Pennsylvania in connection with prior settlement agreements.

     On February 16, 2006, the Attorney General of the State of Minnesota filed a complaint against AIG and certain of its subsidiaries, including the Company, alleging that, beginning no later than 1985, AIG made false statements and reports to Minnesota agencies and regulators, unlawfully reduced AIG's contributions and payments to Minnesota's workers' compensation funds, misreported the character of workers' compensation premiums as general or auto liability premiums, and unlawfully reduced its Minnesota tax obligations. The State of Minnesota sought injunctive relief, damages, penalties and interest. In December 2007, the parties settled the matter, which

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     resolved claims asserted on behalf of the Minnesota Department of Revenue through tax year 2003, the Minnesota Special Compensation Fund through fiscal year 2003 and the Minnesota Attorney General through 2003, without compromising any of the claims of the Minnesota Insurance Guaranty Association, Minnesota Assigned Risk Plan or Minnesota Department of Commerce.

     On May 24, 2007, the National Workers Compensation Reinsurance Pool (NWCRP), on behalf of its participant members, filed a lawsuit against AIG and certain of its subsidiaries, including the Company (collectively, the AIG parties), with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint alleges claims for violations of the Racketeer Influenced and Corrupt Organizations Act (RICO), breach of contract, fraud and related state law claims arising out of AIG's alleged underpayment of these assessments between 1970 and the present and seeks damages purportedly in excess of $1,000,000. On August 6, 2007, the court denied the AIG parties' motion seeking to dismiss or stay the complaints or in the alternative, to transfer to the Southern District of New York. On December 26, 2007, the court denied the AIG parties' motion to dismiss the complaint. On March 17, 2008, the AIG parties filed an amended answer, counterclaims and third-party claims against the National Council on Compensation Insurance (in its capacity as attorney-in-fact for the NWCRP), the NWCRP, its board members, and certain of the other insurance companies that are members of the NWCRP alleging violations of RICO, as well as claims for conspiracy, fraud, and breach of fiduciary duty. The counterclaim-and third-party defendants filed motions to dismiss on June 9, 2008. On January 26, 2009, the AIG parties filed a motion to dismiss all claims in the complaint for lack of subject-matter jurisdiction. On February 23, 2009, the Court issued an order denying the motion to dismiss the AIG parties' counterclaims; granting the portion of the third-party defendants' motion to dismiss as to the AIG parties' third-party claims for RICO violations and conspiracy; and denying the portion of the third-party defendants' motion to dismiss as to the AIG parties' third-party claims for fraud, breach of fiduciary duty and unjust enrichment. On April 13, 2009, one of the third-party defendants filed third-party counterclaims against AIG, certain of its subsidiaries and certain former executives. On August 20, 2009, the court granted the AIG parties' motion to dismiss the NWCRP's claims for lack of subject matter jurisdiction. On September 25, 2009, the AIG parties, now in the position of plaintiff, filed an amended complaint that repleads their RICO and conspiracy claims - previously counterclaims that were dismissed without prejudice - against several competitors, as well as repleads the AIG parties' already sustained claims for fraud, breach of fiduciary duty and unjust enrichment against those parties, the NWCRP and the NCCI. On October 8, 2009, one competitor filed amended counterclaims against the AIG parties. The amended counterclaim is substantially similar to the complaint initially filed by the NWCRP, but also seeks damages related to non-NWCRP states and guaranty funds, in addition to asserting claims for other violations of state law. On October 30, 2009, all of the parties now in the position of defendant - the AIG parties' competitors, the NWCRP and NCCI - filed motions to dismiss many of the AIG parties' amended claims, and the AIG parties filed a motion to dismiss many of their competitor's counterclaims. Discovery is proceeding and fact discovery is currently scheduled to be completed by March 15, 2011.

     On April 1, 2009, a purported class action was filed in Illinois federal court against AIG and certain of its subsidiaries on behalf of a putative class of NWCRP participant members with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint was styled as an "alternative complaint," should the court grant the AIG parties' motion to dismiss all claims against the defendants in the NWCRP lawsuit for lack of subject matter jurisdiction. The allegations in the class action complaint are substantially similar to those filed by the NWCRP, but the complaint adds certain former AIG executives as defendants and a RICO claim against those individuals. On August 28, 2009, the class action plaintiffs filed an amended complaint, removing the AIG executives as defendants. On October 30, 2009, the AIG parties filed a

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     motion to dismiss many of the claims asserted in the class action complaint. Class discovery has been completed; merits discovery is proceeding and is scheduled to be completed by March 15, 2011.

     On March 28, 2008, a Minnesota federal court granted AIG's motion to dismiss a lawsuit filed by the Minnesota Workers Compensation Reinsurance Association and the Minnesota Workers Compensation Insurers Association against AIG and certain of its subsidiaries, including the Company, with respect to the underpayment of residual market assessments for workers compensation insurance. On April 25, 2008, plaintiffs appealed to the United States Court of Appeals for the Eighth Circuit and also filed a new complaint making similar allegations in Minnesota state court. On April 30, 2008, substantially identical claims were also filed in Minnesota state court by the Minnesota Insurance Guaranty Association and Minnesota Assigned Risk Plan. On September 11, 2008, the parties to both actions entered into a settlement, resulting in the dismissal of all claims against AIG. In exchange for the dismissal and a broad release of claims, the financial terms of the settlement provided for AIG's payment of $21,500 to plaintiffs and waiver of its right to collect $3,500 in payments due from the plaintiffs.

     A purported class action was filed in South Carolina federal court on January 25, 2008 against AIG and certain of its subsidiaries on behalf of a class of employers that obtained workers compensation insurance from AIG companies and allegedly paid inflated premiums as a result of AIG's alleged underreporting of workers compensation premiums. An amended complaint was filed on March 24, 2008, and the AIG parties filed a motion to dismiss the amended complaint on April 21, 2008. On July 8, 2008, the court granted the AIG parties' motion to dismiss all claims without prejudice and granted plaintiff leave to refile subject to certain conditions. Plaintiffs filed their second amended complaint on July 22, 2008. On March 27, 2009, the court granted the AIG parties' motion to dismiss all claims in the second amended complaint related to pre-2001 policies and all claims against certain AIG subsidiaries, denied the motion to dismiss as to claims against AIG and the remaining subsidiaries, and granted the AIG parties' motion to strike certain allegations from the complaint. Limited discovery related to the AIG parties' filed-rate doctrine defense was conducted and certain legal issues related to that defense have been certified to the South Carolina Supreme Court for determination. However, this action no longer involves allegations of underreporting of workers' compensation premium and no longer relates to the regulatory settlements and litigation concerning those issues.

     In April 2007, the National Association of Insurance Commissioners (the
     NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In late 2007, the Settlement Review Working Group, under the direction of Indiana, Minnesota and Rhode Island, recommended that a multi-state targeted market conduct examination focusing on workers compensation insurance be commenced under the direction of the NAIC's Market Analysis Working Group. AIG was informed of the multi-state targeted market conduct examination in January 2008. The lead states in the multi-state examination are Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania and Rhode Island. All other states (and the District of Columbia) have agreed to participate in the multi-state examination. To date, the examination has focused on legacy issues related to AIG's writing and reporting of workers compensation insurance between 1985 and 1996. AIG has also been advised that the examination will focus on current compliance with legal requirements applicable to such business. Although AIG has been advised by counsel engaged by the lead states to assist in their investigation that to date no determinations have been made with respect to these issues, AIG cannot predict the outcome of the investigation and there can be no assurance that any regulatory action resulting from the investigation will not have a material adverse effect on the Company and its business.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     After the NYAG filed its complaint against insurance broker Marsh, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in a broad conspiracy to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey for coordinated pretrial proceedings.

     The consolidated actions have proceeded in that court in two parallel actions, In re insurance Brokerage Antitrust Litigation (the Commercial Complaint) and In re Employee Benefit Insurance Brokerage Antitrust Litigation (the Employee Benefits Complaint, and, together with the Commercial Complaint, the multi-district litigation).

     The plaintiffs in the Commercial Complaint are a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants were alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries, including American Home Assurance Company (American Home), AIU Insurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company), Chartis Property Casualty Company (f/k/a both Birmingham Fire Insurance Company of Pennsylvania and AIG Casualty Company), Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, and The Insurance Company of the State of Pennsylvania. The Commercial Complaint also named various brokers and other insurers as defendants (three of which have since settled). The Commercial Complaint alleges that defendants engaged in a widespread conspiracy to allocate customers through "bid-rigging" and "steering" practices. The Commercial Complaint also alleges that the insurer defendants permitted brokers to place business with AIG subsidiaries through wholesale intermediaries affiliated with or owned by those same brokers rather than placing the business with AIG subsidiaries directly. Finally, the Commercial Complaint alleges that the insurer defendants entered into agreements with broker defendants that tied insurance placements to reinsurance placements in order to provide additional compensation to each broker. Plaintiffs assert that the defendants violated the Sherman Antitrust Act, RICO, the antirust laws of 48 states and the District of Columbia, and were liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs seek treble damages plus interest and attorneys' fees as a result of the alleged RICO and the Sherman Antitrust Act violations.

     The plaintiffs in the Employee Benefits Complaint are a group of individual employees and corporate and municipal employees alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint names AIG, and certain of its subsidiaries, including American Home, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee Benefits Complaint, with certain exceptions, tracked the allegations of contingent commissions, bid-rigging and tying made in the Commercial Complaint.

     The court in connection with the Commercial Complaint granted (without leave to amend) defendants' motions to dismiss the federal antitrust and RICO claims on August 31, 2007 and September 28, 2007, respectively. The court declined to exercise supplemental jurisdiction over the state law claims in the Commercial Complaint and therefore dismissed it in its entirety. On January 14, 2008, the court granted defendants' motion for summary

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     judgment on the ERISA claims in the Employee Benefits Complaint and subsequently dismissed the remaining state law claims without prejudice, thereby dismissing the Employee Benefits Complaint in its entirety. On February 12, 2008 plaintiffs filed a notice of appeal to the United States Court of Appeals for the Third Circuit with respect to the dismissal of the Employee Benefits Complaint. Plaintiffs previously appealed the dismissal of the Commercial Complaint to the United States Court of Appeals for the Third Circuit on October 10, 2007. Both appeals are fully briefed and oral argument on both appeals took place on April 21, 2009.

     A number of complaints making allegations similar to those in the multi-district litigation have been filed against AIG, certain subsidiaries and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the multi-district litigation. These additional consolidated actions are still pending in the District of New Jersey, but are currently stayed pending a decision by the court on whether they will proceed during the appeal of the dismissal of the multi-district litigation. The AIG defendants have sought to have state court actions making similar allegations stayed pending resolution of the multi-district litigation. These efforts have generally been successful, although four cases have proceeded (one each in Florida and New Jersey state courts that have settled, and one each in Texas and Kansas state courts that are proceeding). In the Texas case, a hearing was held on November 11, 2009 on defendants' Special Exceptions. In the Kansas case, the defendants filed a motion to dismiss on January 14, 2010.

     On August 24, 2007, the Ohio Attorney General filed a complaint in the Ohio Court of Common Pleas against AIG and a number of its subsidiaries, and several other broker and insurer defendants, asserting violation of Ohio's antitrust laws. The complaint, which is similar to the Commercial Complaint, alleged that the AIG defendants and the other broker and insurer defendants conspired to allocate customers, divide markets, and restrain competition in commercial lines of casualty insurance sold through the broker defendant. The complaint sought treble damages on behalf of Ohio public purchasers of commercial casualty insurance, disgorgement on behalf of both public and private purchasers of commercial casualty insurance, as well as a $0.5 per day penalty for each day of conspiratorial conduct. The AIG defendants, along with other co-defendants, moved to dismiss the complaint on November 16, 2007. On June 30, 2008, the court denied defendants' motion to dismiss. On August 18, 2008, defendants filed their answers to the complaint. On April 1, 2010, the AIG defendants and the Ohio Attorney General executed an agreement settling the Ohio Attorney General's claims. The settlement agreement calls for the AIG defendants to pay a total of $9,000, and to continue to maintain certain producer compensation disclosure and ongoing compliance initiatives.

     AIG Domestic Claims, Inc. (AIGDC, n/k/a Chartis Claims, Inc.), an indirect wholly owned subsidiary of AIG that provides certain claims adjustment services to the Company, was named as a defendant in a putative class action lawsuit in the 14th Judicial District Court for the State of Louisiana. Plaintiffs were medical providers who allege that Chartis Claims, Inc. (as well as other defendants not affiliated with the Company) failed to comply with certain provisions of the Louisiana Any Willing Provider Act (the Act). The complaint sought monetary penalties and injunctive relief related to preferred provider organization discounts taken by defendants on bills submitted by Louisiana medical providers and hospitals who provided treatment or services to workers' compensation claimants. These claimants were occupationally ill or injured workers whose employers were named insureds under workers compensation policies issued by various insurance companies, including the Company. On September 23, 2005, certain defendants, including Chartis Claims, Inc. filed a motion for summary judgment, seeking dismissal of plaintiffs' claims, and plaintiffs cross-moved for partial summary judgment. On July 20, 2006, the Court both denied Chartis Claims, Inc. motion for summary judgment and granted plaintiffs' partial

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     motion for summary judgment, holding that Chartis Claims, Inc. is a "group purchaser" under the Act, and that the Act applies to medical services provided to workers' compensation claimants.

     On November 28, 2006, the Court issued an order certifying a class of providers and hospitals. In an unrelated action also arising under the Act, a Louisiana appellate court ruled that the Court lacked jurisdiction to adjudicate the claims at issue. In response, Chartis Claims, Inc. along with its co-defendants filed an exception for lack of subject matter jurisdiction. On January 19, 2007, the Court denied the motion, holding that it has jurisdiction over the putative class claims. Chartis Claims, Inc., along with the other defendants in the action, appealed the Court's class certification and jurisdictional ruling.

     On January 25, 2008, plaintiffs and Chartis Claims, Inc. agreed to resolve this action on a classwide basis for $28,750. The court granted final approval of the settlement in May 2008 and most of the settlement funds have been distributed. The action has also been dismissed with prejudice.

     AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

     Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B.   LEASES

     The Company is the lessee for office space occupied by it and several affiliates under various non-cancelable operating lease agreements that expire through March 31, 2019. Rental expense under these leases is allocated to each affiliate based upon the percentage of space occupied. The total lease expense was $11,157, $14,004 and $44,783 in 2009, 2008 and 2007, respectively.

     At January 1, 2010, the minimum annual aggregate rental commitments are as follows:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

2010                           $11,466
2011                             9,798
2012                             9,410
2013                             3,475
2014                             3,136
Thereafter                      13,507
                               -------
TOTAL MINIMUM LEASE PAYMENTS   $50,792
                               =======

     Certain rental commitments have renewal options extending through the year 2023. Some of these renewals are subject to adjustments in future periods.

C.   OTHER CONTINGENCIES

     In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits. As of December 31, 2009, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements the likelihood of a loss is remote.

     The estimated loss reserves eliminated by such structured settlement annuities and the present value of annuities due from all life insurers (mostly affiliates) which the Company remains contingently liable amounted to $1,590,525 as of December 31, 2009. Also, as of December 31, 2009, the Company had the following amounts of annuities in excess of 1% of its policyholders' surplus due from the following life insurers:

                                                                      Licensed in
Name of life insurer                            Location   Balances     New York
--------------------                            --------   --------   ----------
American General Life Insurance Company         Texas      $676,563       Yes
American International Life Assurance Company   New York    619,499       Yes
BMO Life Assurance Company                      Canada      235,610        No

     Of the amount of annuities due from American General Life Insurance Company, $573,153 represents amount assigned from the Company to National Union.

     As part of its private equity portfolio investment, as of December 31, 2009 the Company may be called upon for an additional capital investment of up to $598,842. The Company expects only a small portion of this portfolio will be called during 2010.

     As fully disclosed in Note 5, the Company has guaranteed the policyholder obligations of certain affiliated insurance companies. Each of the guaranteed affiliates has admitted assets in excess of policyholder liabilities.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     The Company believes that the likelihood of a payment under any of these guarantees is remote.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

NOTE 13 - OTHER SIGNIFICANT MATTERS

The Company underwrites a significant concentration of its direct business with brokers.

The Company's direct percentage of policyholder dividend participating policies is 0.05 percent. Policyholder dividends are accounted for on an incurred basis. In connection therewith, during 2009, 2008 and 2007, policyholder dividends amounted to $0, $341 and $123, respectively, and were reported as Other Income in the accompanying statements of income.

As of December 31, 2009 and 2008, other admitted assets as reported in the accompanying statements of admitted assets were comprised of the following balances:

OTHER ADMITTED ASSETS                          2009        2008
---------------------                       ---------   ---------
Allowance for doubtful accounts             $(265,629)  $(369,538)
Note receivable - reinsurance commutation      37,044          --
Guaranty funds receivable or on deposit        15,174      18,082
Intangible asset - Canada                    (120,793)    (75,963)
Loss funds on deposit                          70,207      65,014
Other                                         104,219     132,015
Paid loss clearing                            301,435     314,798
                                            ---------   ---------
   TOTAL OTHER ADMITTED ASSETS              $ 141,657   $  84,408
                                            =========   =========

Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payment in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years. As of December 31, 2009 and 2008, the Company's liability for insolvency assessments amounted to $38,272 and $51,459, respectively, with related assets for premium tax credits of $15,174 and $18,082, respectively. Of the amount accrued, the Company expects to pay approximately $23,098 for insolvency assessments during the next year. In addition, the Company anticipates it will realize $9,198 of premium tax offset credits and the associated liability in years two through five. The remaining $5,976 will be realized between years five and ten.

The Company routinely assesses the collectability of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2009 and 2008, the Company had established an allowance for doubtful accounts of $265,629 and $369,538, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

During 2009, 2008 and 2007, the Company recorded $33,419, $48,507 and $89,886, respectively, for allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying Statements of Income.

As of December 31, 2009 and 2008, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

OTHER LIABILITIES                                                 2009       2008
-----------------                                               --------   --------
Accounts payable                                                $ 27,470   $ 24,655
Accrued retrospective premiums                                    70,893     56,408
Advance premiums                                                  12,185     13,614
Amounts withheld or retained by company for account of others      8,068      5,709
Deferred commission earnings                                       6,146     11,052
Dividends to policyholders                                            --        233
Liability for pension and severance pay                           12,832     12,832
Salvage and subrogation recoverable                                  979      7,597
Other liabilites                                                  99,712     55,528
Policyholder funds on deposit                                     11,069     12,596
Remmittances and items not allocated                              41,968     30,146
Retroactive reinsurance payable                                    1,733      6,873
Service carrier liabilty                                           3,686      2,875
                                                                --------   --------
TOTAL OTHER LIABILTIES                                          $296,741   $240,118
                                                                ========   ========

EVENTS OCCURRING AT THE AIG LEVEL

In September 2008, AIG experienced a severe strain on its liquidity that resulted in AIG on September 22, 2008, entering into an $85 billion revolving credit facility and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("NY Fed"). Pursuant to the credit facility agreement, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury. The Series C Preferred Stock is entitled to (i) participate in any dividends paid on the common stock with the payments attributable to the Series C Preferred Stock being approximately 79.9 percent of the aggregate dividends paid on AIG's common stock, treating the Series C Preferred Stock as if converted and (ii) vote with AIG's common stock on all matters submitted to AIG shareholders, and holds approximately 79.9 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as if converted. The Series C Preferred Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

The credit facility obligations are guaranteed by certain AIG subsidiaries and the obligations are secured by a pledge of certain assets of AIG and its subsidiaries. Although the Company is not a guarantor of the credit facility obligations and it has not pledged any assets to secure those obligations, its immediate parent company, AIG Commercial Insurance Group, Inc., has guaranteed the credit facility obligations (but has not pledged its ownership interest in the Company).

On November 25, 2008, AIG entered into an agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury, as part of the Troubled Assets Relief Program, $40 billion of Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock"), and a 10-year warrant to purchase 53,798,766 shares of common stock (the "Warrant"). The proceeds from the sale of the Series D Preferred Stock and the Warrant were used to repay borrowings under the credit facility and, in connection therewith, the maximum commitment amount under the credit facility agreement was reduced from $85 billion to $60 billion.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

During the fourth quarter of 2008, AIG and certain of its subsidiaries entered into agreements with the NY Fed in connection with the special purpose financing vehicles known as Maiden Lane II LLC and Maiden Lane III LLC. The Company was not a party to these agreements and these transactions did not affect the Company's financial condition, results of operations or cash flows.

On October 3, 2008, AIG announced a restructuring plan under which AIG's Life Insurance & Retirement Services operations and certain other businesses would be divested in whole or in part. Since that time, AIG has sold certain businesses and assets and has entered into contracts to sell others. However, global market conditions have continued to deteriorate, posing risks to AIG's ability to divest assets at acceptable values. AIG's restructuring plan has evolved in response to these market conditions. Specifically, AIG's current plans involve transactions between AIG and the NY Fed with respect to AIA and ALICO as noted above, as well as preparation for a potential sale of a minority stake in its property and casualty and foreign general insurance businesses.

NOTE 14 - SUBSEQUENT EVENTS

Type I - Recognized Subsequent Events:

Subsequent events have been considered through April 30, 2010 for the statutory statement issued on April 30, 2010.

At December 31, 2009, the Company owned 13.9% of the common stock of Transatlantic Holdings, Inc., the parent company of Transatlantic Reinsurance Company and Putnam Reinsurance Company (together, the "TRH Insurers"). On February 19, 2010, based on representations made by AIG and the Company in their December 9, 2009 application to and a Special Commitment letter submitted to the New York Department of Insurance (the NY Department), the NY Department determined that AIG and the American Home Assurance Company do not control the TRH Insurers for purposes of Article 15 of the New York Insurance Law. The Department's determination is effective as of the date of the application.

Type II - Nonrecognized Subsequent Events:

Subsequent events have been considered through April 30, 2010 for the statutory statement issued on April 30, 2010.

On February 9, 2010, the Company's board of directors declared a dividend of $300 million to its immediate parent. The dividend was paid on February 12, 2010.

On February 23, 2010, the Company entered into a Capital Maintenance Agreement
(CMA) with its Ultimate Parent, AIG. The CMA provides that in the event that the Company's Total Adjusted Capital falls below 200% of the Company's Authorized Control Level Risk Based Capital (RBC), as shown in the Company's 2009 Annual Statement, together with any adjustments or modifications required by the Company's domiciliary regulator, AIG will within thirty days of written notice thereof provide a capital contribution to the Company in an amount that equals the difference between the Company's Total Adjusted Capital and 200% of the Company's Authorized Control Level RBC. In lieu of making any such capital contribution, with the approval of the domiciliary insurance department, AIG may provide a letter of credit naming the Company as beneficiary. The current CMA supersedes and replaces a similar

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

agreement that related to the Company's December 31, 2008 surplus position.

On April 21, 2009, AIG announced its intent to contribute Chartis Inc., the Company's intermediate parent company, and Chartis International, LLC (formerly AIU Holdings LLC) to a newly-formed special purpose vehicle ("SPV") in exchange for membership interests in the SPV, subject to receipt of applicable regulatory approvals. On July 27, 2009, AIG announced the formation of the SPV, and on January 29, 2010, AIG contributed Chartis Inc. to the SPV. AIG contributed Chartis International, LLC to the SPV on March 12, 2010.

On March 5, 2010, AIG announced its intention to sell in a public offering the remaining 9,192,662 shares of common stock of Transatlantic Holdings, Inc. (TRH) owned by the Company. The secondary public offering commenced on March 8, 2010 and was priced at a public offering price of $53.35 per share. On March 15, 2010, AIG announced that it had closed the secondary public offering of 8,466,693 shares of TRH aggregate gross proceeds of approximately $452 million. TRH purchased 2,000,000 of the shares owned by AHAC in the offering.

Effective April 1 2010, the Commercial Pool commuted a significant reinsurance agreement covering multiple underwriting years with an affiliated reinsurer. The commutation was effected on a cutoff basis and resulted in the Commercial Pool recapturing loss and loss adjustment expense reserves of $2.21 billion in exchange for consideration of $1.84 billion, resulting in a loss of $366 million. The Company's share was $795 million, $663 million and $132 million, respectively.

                           PART C -- OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements

The following financial statements of Variable Annuity Account Seven are incorporated by reference to Form N-4, Post-Effective Amendment No. 35 under the Securities Act of 1933 and Amendment No. 37 under the Investment Company Act of 1940, File Nos. 333-65965 and 811-09003, filed on July 23, 2009, Accession No.
0000950123-09-024784:
     -   Report of Independent Registered Public Accounting Firm
     -   Statement of Assets and Liabilities as of April 30, 2009
     -   Schedule of Portfolio Investments as of April 30, 2009
     - Statement of Operations for the year ended April 30, 2009, except as indicated
     - Statement of Changes in Net Assets for the years ended April 30, 2009 and 2008, except as indicated
     -   Notes to Financial Statements



    The following consolidated financial statements of SunAmerica Annuity and Life Assurance Company are included herein:
     -   Report of Independent Registered Public Accounting Firm

     -   Consolidated Balance Sheet as of December 31, 2009 and 2008


     - Consolidated Statement of Income and Comprehensive Income for the years ended December 31, 2009, 2008 and 2007


     - Consolidated Statement of Cash Flows for the years ended December 31, 2009, 2008 and 2007

     -   Notes to Consolidated Financial Statements


The following statutory financial statements of American Home Assurance Company are included in Part B of this Registration Statement:

     -   Report of Independent Auditors

     - Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2009 and 2008


     - Statements of Income and Changes in Capital and Surplus for the years ended December 31, 2009, 2008 and 2007


     - Statements of Cash Flow for the years ended December 31, 2009, 2008 and 2007

     -   Notes to Statutory Basis Financial Statements

(b)  Exhibits

(1)   Resolutions Establishing Separate Account..................................    2
(2)   Custody Agreements.........................................................    Not Applicable
(3)   (a)  Form of Distribution Contract.........................................    1
      (b)  Form of Selling Agreement.............................................    1
(4)   (a)  Polaris II A-Class/ Polaris II Asset Manager
           (1) Group Annuity Certificate.........................................    3
           (2) Individual Annuity Contract.......................................    3
           (3) Group Annuity Certificate Endorsement.............................    6
           (4) Individual Annuity Contract Endorsement...........................    6
           (5) Death Benefit Endorsement.........................................    8
      (b)  Polaris II A-Class Platinum Series
           (1) Annuity Contract..................................................    11
           (2) Return of Purchase Payment Death Benefit Endorsement..............    11
           (3) Purchase Payment Accumulation Death Benefit Endorsement...........    11
           (4) Maximum Anniversary Value Death Benefit Endorsement...............    11
           (5) Rights of Accumulation Endorsement................................    11
           (6) Letter of Intent Endorsement......................................    11
           (7) Guaranteed Minimum Withdrawal Benefit Endorsement.................    11
(5)   Application for Contract...................................................    1
      (a)  Polaris II A-Class/Polaris II Asset Manager/Polaris II A-Class
           Platinum Series
           (1) Participant Enrollment Form.......................................    1
           (2) Deferred Annuity Application......................................    1
(6)   Corporate Documents of Depositor
      (a)  Amended and Restated Articles of Incorporation........................    17
      (b)  Article of Amendment to the Amended and Restated Articles of
           Incorporation.........................................................    17
      (c)  Amended and Restated Bylaws...........................................    17
(7)   Reinsurance Contract.......................................................    13
(8)   Material Contracts.........................................................    1
      (a)  Form of Anchor Series Trust Fund Participation Agreement..............    1

      (b)  Form of SunAmerica Series Trust Fund Participation Agreement..........    1
      (c)  Form of American Funds Insurance Series Fund Participation Agreement..    4
      (d)  Form of Franklin Templeton Variable Insurance Products Trust Fund
           Participation Agreement...............................................    14
      (e)  Form of Lord Abbett Life Investment Trust Fund Participation
           Agreement.............................................................    7
      (f)  Form of Van Kampen Life Investment Trust Fund Participation
           Agreement.............................................................    5
(9)   (a)  Opinion of Counsel and Consent of Depositor...........................    3
      (b)  Opinion of Counsel and Consent of Sullivan & Cromwell LLP, Counsel to
           American Home Assurance Company.......................................    10
(10)  Consent of Independent Registered Public Accounting Firm...................    Filed Herewith
(11)  Financial Statements Omitted from Item 23..................................    Not Applicable
(12)  Initial Capitalization Agreement...........................................    Not Applicable
(13)  Other
      (a)  Diagram and Listing of All Persons Directly or Indirectly Controlled
           By or Under Common Control with SunAmerica Annuity and Life Assurance
           Company, the Depositor of Registrant..................................    18
      (b)  Power of Attorney
           (1) SunAmerica Annuity and Life Assurance Company Directors...........    16
           (2) American Home Assurance Company Directors.........................    15
      (c)  Support Agreement of American International Group, Inc. ..............    9
      (d)  General Guarantee Agreement by American Home Assurance Company........    9
      (e)  Notice of Termination of Guarantee as Published in the Wall Street
           Journal on November 24, 2006..........................................    12



--------

 1 Incorporated by reference to Initial Registration Statement, File Nos. 333-
   25473 and 811-03589, filed on April 18, 1997, Accession No. 0000950148-97-
   000989.

 2 Incorporated by reference to Initial Registration Statement, File Nos. 333-
   65965 and 811-09003, filed on October 21, 1998, Accession No. 0000950148-98-
   002332.

 3 Incorporated by reference to Pre-Effective Amendment No. 2 and Amendment No.
   2, File Nos. 333-65965 and 811-09003, filed on August 27, 1999, Accession No. 0000950148-99-001968.

 4 Incorporated by reference to Post-Effective Amendment No. 1 and Amendment No.
   3, File Nos. 333-65965 and 811-09003, filed on October 8, 1999, Accession No. 0000950148-99-002190.

 5 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No.
   2, File Nos. 333-66114 and 811-03589, filed on October 25, 2001, Accession No. 0000950148-01-502065.

 6 Incorporated by reference to Post-Effective Amendment No. 13 and Amendment
   No. 15, File Nos. 333-65965 and 811-09003, filed on April 9, 2002, Accession No. 0000950148-02-000961.

 7 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No.
   1, File Nos. 333-91860 and 811-03589, filed on October 28, 2002, Accession No. 0000898430-02-003844.

 8 Incorporated by reference to Post-Effective Amendment No. 17 and Amendment
   No. 19, File Nos. 333-65965 and 811-09003, filed on April 16, 2004, Accession No. 0000950148-04-000753.

 9 Incorporated by reference to Post-Effective Amendment No. 20 and Amendment
   No. 22, File Nos. 333-65965 and 811-09003, filed on August 29, 2005,
   Accession No. 0000950129-05-008801.

10 Incorporated by reference to Post-Effective Amendment No. 18 and Amendment
   No. 22, File Nos. 333-67685 and 811-07727, filed on October 21, 2005,
   Accession No. 0000950134-05-019473.

11 Incorporated by reference to Post-Effective Amendment No. 26 and Amendment
   No. 28, File Nos. 333-65965 and 811-09003, filed on May 1, 2006, Accession No. 0000950129-06-004649.

12 Incorporated by reference to Post-Effective Amendment No. 29 and Amendment
   No. 31, File Nos. 333-65965 and 811-09003, filed on December 12, 2006,
   Accession No. 0000950124-06-007495.

13 Incorporated by reference to Post-Effective Amendment No. 30 and Amendment
   No. 32, File Nos. 333-65965 and 811-09003, filed on April 30, 2007, Accession No. 0000950124-07-002490.

14 Incorporated by reference to Post-Effective Amendment No. 10 and Amendment
   No. 11, File Nos. 333-137882 and 811-09003, filed on April 29, 2008,
   Accession No. 0000950134-08-007757.

15 Incorporated by reference to Post-Effective Amendment No. 32 and Amendment
   No. 34, File Nos. 333-65965 and 811-09003, filed on April 30, 2008, Accession No. 0000950148-08-000121.

16 Incorporated by reference to Pre-Effective Amendment No. 1 and No. 1, File
   Nos. 333-157199 and 811-03859, filed on April 27, 2009, Accession No.
   0000950148-09-000059.

17 Incorporated by reference to Post-Effective Amendment No. 8 and Amendment No.
   9, File Nos. 333-137866 and 811-07727, filed on July 21, 2009, Accession No. 0000950123-09-023939.


18 Incorporated by reference to Post-Effective Amendment No. 4 and Amendment No.
   5, File Nos. 333-157199 and 811-03859, filed on April 28, 2010, Accession No. 0000950123-10-039586.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

(a) The officers and directors of SunAmerica Annuity and Life Assurance Company, Depositor, are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.


NAME                             POSITION
----                             --------
Jay S. Wintrob                   Director, Chief Executive Officer
Jana W. Greer(1)                 Director and President
Michael J. Akers(2)              Director and Senior Vice President
N. Scott Gillis(1)               Director, Senior Vice President and Chief
                                 Financial Officer
Roger E. Hahn(2)                 Director
Edwin R. Raquel(1)               Senior Vice President and Chief Actuary
Christine A. Nixon               Senior Vice President and Secretary
Stewart R. Polakov(1)            Senior Vice President and Controller
Mallary L. Reznik                Senior Vice President, General Counsel and Chief
                                 Compliance Officer (Rule 38A-1)
Timothy W. Still(1)              Senior Vice President
Edward T. Texeria(1)             Senior Vice President and Chief Accounting Officer
Gavin D. Friedman                Vice President and Deputy General Counsel
William T. Devanney, Jr.(1)      Vice President
Rodney A. Haviland(1)            Vice President
Stephen J. Stone(1)              Vice President
Monica F. Suryapranata(1)        Vice President and Variable Annuity Product
                                 Controller
Manda Ghaferi                    Assistant Vice President
Virginia N. Puzon                Assistant Secretary



--------

  (1)  21650 Oxnard Street, Woodland Hills, CA 91367

  (2)  2929 Allen Parkway, Houston, TX 77019


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT


The Registrant is a separate account of SunAmerica Annuity and Life Assurance Company ("Depositor"). Depositor is a subsidiary of American International Group, Inc. For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor or Registrant, see Exhibit 13(a). An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC File No. 001-08787, Accession No. 0001047469-10-001465, filed on February 26, 2010.


ITEM 27.  NUMBER OF CONTRACT OWNERS


As of April 1, 2010, the number of Polaris II A-Class, Polaris II Asset Manager and Polaris II A-Class Platinum Series contracts funded by Variable Annuity Account Seven was 23,793 of which 6,564 were qualified contracts and 17,229 were non-qualified contracts.


ITEM 28.  INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SunAmerica Annuity and Life Assurance Company

Section 10-851 of the Arizona Corporations and Associations law permits the indemnification of directors, officers, employees and agents of Arizona corporations. Article Eight of the Company's Restated Articles of Incorporation, as amended and restated (the "Articles") and Article Five of the Company's Bylaws ("Bylaws") authorize the indemnification of directors and officers to the full extent permitted by the laws, including the advance of expenses under the procedures set forth therein. In addition, the Company's officers and directors are covered by certain directors' and officers' liability insurance policies maintained by the

Company's parent. Reference is made to Section 10-851 of the Arizona Corporations and Associations Law, Article Eight of the Articles, and Article Five of the Bylaws.

Additionally, pursuant to the Distribution Agreement filed as Exhibit 3(a) to this Registration Statement, Depositor has agreed to indemnify and hold harmless SunAmerica Capital Services, Inc. ("Distributor") for damages and expenses arising out of (1) any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Depositor in conjunction with the offer and sale of the contracts, or Depositor's failure to comply with applicable law or other material breach of the Distribution Agreement. Likewise, the Distributor has agreed to indemnify and hold harmless Depositor and its affiliates, including its officers, directors and the separate account, for damages and expenses arising out of any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Distributor in conjunction with the offer and sale of the contracts, or Distributor's failure to comply with applicable law or other material breach of the Distribution Agreement.

Pursuant to the Selling Agreement, a form of which was filed as Exhibit 3(b) to this Registration Statement, Depositor and Distributor are generally indemnified by selling broker/dealers firms from wrongful conduct or omissions in conjunction with the sale of the contracts.

ITEM 29.  PRINCIPAL UNDERWRITER

(a) SunAmerica Capital Services, Inc. acts as distributor for the following investment companies:

    SunAmerica Annuity and Life Assurance Company -- Variable Separate Account SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account One
    SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account
    Two
    SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account
    Four
    SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account
    Five
    SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account Seven
    SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account
    Nine
    First SunAmerica Life Insurance Company -- FS Variable Separate Account First SunAmerica Life Insurance Company -- FS Variable Annuity Account One First SunAmerica Life Insurance Company -- FS Variable Annuity Account Two First SunAmerica Life Insurance Company -- FS Variable Annuity Account Five First SunAmerica Life Insurance Company -- FS Variable Annuity Account Nine Anchor Series Trust
    SunAmerica Series Trust
    SunAmerica Equity Funds
    SunAmerica Income Funds
    SunAmerica Focused Series, Inc.
    SunAmerica Money Market Funds, Inc.
    SunAmerica Senior Floating Rate Fund, Inc.

(b) Directors, Officers and principal place of business:


OFFICER/DIRECTORS*                               POSITION
------------------                               --------
Peter A. Harbeck            Director
James T. Nichols            Director, President & Chief Executive Officer
Stephen A. Maginn(1)        Director, Chief Distribution Officer
Frank Curran                Controller
Joseph D. Neary             Chief Compliance Officer
John T. Genoy               Vice President
Mallary L. Reznik(2)        Vice President
Christine A. Nixon(2)       Secretary
Virginia N. Puzon(2)        Assistant Secretary



--------

  * Unless otherwise indicated, the principal business address of SunAmerica Capital Services, Inc. and of each of the above individuals is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

  (1)  Principal business address is 21650 Oxnard Street, Woodland Hills, CA
       91367.

  (2) Principal business address is 1 SunAmerica Center, Los Angeles, California 90067.

(c) SunAmerica Capital Services, Inc. retains no compensation or commissions from the Registrant.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and its rules are maintained by Depositor at 21650 Oxnard Ave., Woodland Hills, California 91367.

ITEM 31.  MANAGEMENT SERVICES

Not Applicable.

ITEM 32.  UNDERTAKINGS

General Representations
-----------------------

The Registrant and its Depositor are relying upon Rule 6c-7 of the Investment Company Act of 1940 with respect to annuity contracts offered as funding vehicles to participants in the Texas Optional Retirement Program, and the provisions of Paragraphs (a) - (d) of the Rule have been complied with.

The Registrant hereby represents that it is relying on the No-Action Letter issued by the Division of Investment Management to the American Council of Life Insurance dated November 28, 1988 (Commission Ref. No. IP-6-88). Registrant has complied with conditions one through four on the No-Action Letter.

Depositor represents that the fees and charges to be deducted under the Contracts described in the prospectus contained in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Depositor in accordance with Section 26(f)(2)(A) of the Investment Company Act of 1940.

Undertakings of the Registrant
------------------------------

Registrant undertakes to: (a) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (b) include either (1) as part of any application to purchase a contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information; and (c) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

Undertakings of the Depositor Regarding Guarantor
-------------------------------------------------


During any time there are insurance obligations outstanding and covered by the guarantee issued by American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.


These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent auditors of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Annuity Account Seven certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to be signed on its behalf, in the City of Los Angeles, and State of California, on this 26th day of April, 2010.


                                        VARIABLE ANNUITY ACCOUNT SEVEN
                                        (Registrant)

                                        By: SUNAMERICA ANNUITY AND LIFE
                                            ASSURANCE COMPANY

                                        By:        /s/ JAY S. WINTROB
                                            ------------------------------------
                                            JAY S. WINTROB, CHIEF EXECUTIVE
                                                           OFFICER

                                        By: SUNAMERICA ANNUITY AND LIFE
                                            ASSURANCE COMPANY
                                            (Depositor)

                                        By:        /s/ JAY S. WINTROB
                                            ------------------------------------
                                            JAY S. WINTROB, CHIEF EXECUTIVE
                                                           OFFICER

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




          SIGNATURE                             TITLE                          DATE
          ---------                             -----                          ----

*JAY S. WINTROB                   Chief Executive Officer & Director      April 26, 2010
-----------------------------       (Principal Executive Officer)
JAY S. WINTROB


*MICHAEL J. AKERS                  Senior Vice President & Director       April 26, 2010
-----------------------------
MICHAEL J. AKERS


*N. SCOTT GILLIS                        Senior Vice President,            April 26, 2010
-----------------------------     Chief Financial Officer & Director
N. SCOTT GILLIS                     (Principal Financial Officer)


*JANA W. GREER                           President & Director             April 26, 2010
-----------------------------
JANA W. GREER


*STEWART R. POLAKOV               Senior Vice President & Controller      April 26, 2010
-----------------------------       (Principal Accounting Officer)
STEWART R. POLAKOV


/s/ MANDA GHAFERI                          Attorney-in-Fact               April 26, 2010
-----------------------------
*MANDA GHAFERI

American Home Assurance Company has caused this Registration Statement to be signed on its behalf by the undersigned, in the City of New York, and State of New York, on the 26th day of April, 2010.


                                        By: AMERICAN HOME ASSURANCE COMPANY

                                        By:       /s/ ROBERT S. SCHIMEK
                                            ------------------------------------
                                            ROBERT S. SCHIMEK
                                            CHIEF FINANCIAL OFFICER, SENIOR VICE
                                            PRESIDENT AND TREASURER

This Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.




          SIGNATURE                             TITLE                          DATE
          ---------                             -----                          ----

KRISTIAN PHILIP MOOR*                   Director and Chairman             April 26, 2010
-----------------------------
KRISTIAN PHILIP MOOR


JOHN QUINLAN DOYLE*                    Director, President and            April 26, 2010
-----------------------------          Chief Executive Officer
JOHN QUINLAN DOYLE


ROBERT S. SCHIMEK*                Director, Chief Financial Officer,      April 26, 2010
-----------------------------    Senior Vice President and Treasurer
ROBERT S. SCHIMEK


/s/ PETER JAMES EASTWOOD                       Director                   April 26, 2010
-----------------------------
PETER JAMES EASTWOOD


DAVID NEIL FIELDS*                             Director                   April 26, 2010
-----------------------------
DAVID NEIL FIELDS


DAVID LAWRENCE HERZOG*                         Director                   April 26, 2010
-----------------------------
DAVID LAWRENCE HERZOG


                                               Director                   April 26, 2010
-----------------------------
LOUIS PHILIP IGLESIAS


ROBERT EDWARD LEWIS*                           Director                   April 26, 2010
-----------------------------
ROBERT EDWARD LEWIS


/s/ MONIKA MARIA MACHON                        Director                   April 26, 2010
-----------------------------
MONIKA MARIA MACHON


/s/ CHRISTOPHER LOUIS SPARRO                   Director                   April 26, 2010
-----------------------------
CHRISTOPHER LOUIS SPARRO


NICHOLAS SHAW TYLER*                           Director                   April 26, 2010
-----------------------------
NICHOLAS SHAW TYLER


NICHOLAS CHARLES WALSH*                        Director                   April 26, 2010
-----------------------------
NICHOLAS CHARLES WALSH


MARK TIMOTHY WILLIS*                           Director                   April 26, 2010
-----------------------------
MARK TIMOTHY WILLIS


By:  /s/ ROBERT S. SCHIMEK                 Attorney-in-Fact               April 26, 2010
     ------------------------
     *ROBERT S. SCHIMEK

                                  EXHIBIT INDEX

EXHIBIT NO.                                      DESCRIPTION
-----------                                      -----------
    (10)        Consent of Independent Registered Public Accounting Firm